UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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TEMPUR SEALY INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tempur Sealy International, Inc.
1000 Tempur Way
Lexington, KY 40511

TEMPUR SEALY INTERNATIONAL, INC.
Notice of Annual Meeting

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the 2017 Annual Meeting of Stockholders of Tempur Sealy International, Inc. The meeting will be held on Thursday, May 11, 2017 at 8:30 a.m., local time, at the Griffin Gate Marriott, 1800 Newtown Pike, Lexington, Kentucky 40511. At the meeting, stockholders will:

•	elect seven directors to each serve for a one-year term and until the director’s successor has been duly elected and qualified;

•	ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2017;

•	approve the Amended and Restated 2013 Equity Incentive Plan;

•	ratify the Amended and Restated Rights Agreement;

•	hold an advisory vote to approve the compensation of our Named Executive Officers;

•	hold an advisory vote on the frequency of future executive compensation votes; and

•	transact such other business as may properly come before the meeting or any adjournment thereof.

If you were a stockholder of record at the close of business on March 15, 2017, you will be entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten days before the meeting at the office of the Corporate Secretary of Tempur Sealy International, Inc. at 1000 Tempur Way, Lexington, Kentucky 40511. The stockholder list will also be available at the meeting.

Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement and vote your shares as soon as possible to ensure that your shares are represented at the Meeting. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend in person. Voting by the Internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. More importantly, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. Or, if you prefer, you may vote by mail by returning the proxy card enclosed with the paper copy of your voting materials in the addressed, prepaid envelope provided.

Please note, however, that if you wish to vote at the meeting and your shares are held of record by a broker, bank or other nominee, you must obtain a "legal" proxy issued in your name from that record holder.

Thank you for your ongoing support of, and continued interest in, Tempur Sealy International, Inc.

Sincerely,

Lexington, Kentucky	SCOTT L. THOMPSON
March 27, 2017	Chairman, President and Chief Executive Officer

Important Notice Regarding Availability of Proxy Materials:
The 2017 Proxy Statement and 2016 Annual Report are available at http://www.proxyvote.com.

Because space at the meeting is limited, admission will be on a first-come, first-served basis. Picture identification will be required to enter the Annual Meeting. Cameras and recording equipment will not be permitted at the Annual Meeting.

TEMPUR SEALY INTERNATIONAL, INC.
1000 Tempur Way
Lexington, Kentucky 40511

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on Thursday, May 11, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors is soliciting proxies for the 2017 Annual Meeting of Stockholders of Tempur Sealy International, Inc. (“Annual Meeting”). The Annual Meeting will be held at 8:30 a.m., local time, on May 11, 2017 at the Griffin Gate Marriott, 1800 Newtown Pike, Lexington, Kentucky 40511. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Our principal executive offices are located at 1000 Tempur Way, Lexington, Kentucky 40511. Our telephone number is (800) 878-8889. As used in this Proxy Statement, the terms "we," "our," "ours," "us," "Tempur Sealy," "Tempur Sealy International" and "Company" refer to Tempur Sealy International, Inc.

Important Notice Regarding Availability of Proxy Materials:

The 2017 Proxy Statement and 2016 Annual Report are available at http://www.proxyvote.com.

Under rules adopted by the Securities and Exchange Commission ("SEC"), we are furnishing proxy materials (including our 2016 Annual Report on Form 10-K) to our stockholders on the Internet, rather than mailing paper copies to each stockholder. If you received a Notice Regarding the Availability of Proxy Materials (the “Notice of Availability”) by U.S. or electronic mail, you will not receive a paper copy of these proxy materials unless you request one. Instead, the Notice of Availability tells you how to access and review the proxy materials and vote your shares on the Internet. If you would like to receive a paper copy of our proxy materials free of charge, follow the instructions in the Notice of Availability. The Proxy Statement, form of proxy and the Notice of Availability will be distributed to our stockholders beginning on or about March 27, 2017.

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the proxy card enclosed with the paper copy of your voting materials at your earliest convenience. This will ensure the presence of a quorum at the meeting. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. More importantly, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. Or, if you prefer, you may vote by mail by returning the proxy card enclosed with the paper copy of your voting materials in the addressed, prepaid envelope provided.

VOTE BY INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL
http://www.proxyvote.com	1-800-690-6903
24 hours a day/7 days a week until 11:59 p.m. on the day before the meeting	toll-free 24 hours a day/7 days a week until 11:59 p.m. on the day before the meeting	Sign and date the proxy card and return it in the enclosed postage-paid envelope.

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card. You may access, view and download this year’s Proxy Statement and 2016 Annual Report on Form 10-K at http://www.proxyvote.com.

Q: When is the Record Date and who may vote at the Annual Meeting?

A: Our Board of Directors (also referred to herein as the “Board” with the members of the Board referred to as "Directors") set March 15, 2017 as the record date for the meeting. All stockholders who owned Tempur Sealy International common stock of record at the close of business on March 15, 2017 may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. On March 15, 2017, there were 53,885,518 shares of Tempur Sealy International common stock outstanding. The common stock is the only class of securities eligible to vote at the meeting. There are no cumulative voting rights.

Q: How many shares must be present at the Annual Meeting?

A: A majority of Tempur Sealy International’s outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if you:

•	Are present and vote in person at the meeting; or

•	Have properly submitted a proxy card, via the Internet, telephone or by mail.

Abstentions and "broker non-votes" (as further described below) are counted as present and entitled to vote for purposes of determining a quorum.

Q: What proposals will be voted on at the Annual Meeting?

A: There are six proposals scheduled to be voted on at the meeting:

•	Election of seven (7) Directors to each serve for a one-year term and until the Director’s successor has been duly elected and qualified (Proposal One).

•	Ratification of the appointment of the firm of Ernst & Young LLP as Tempur Sealy International’s independent auditors for the year ending December 31, 2017 (Proposal Two).

•	Approval of the Amended and Restated 2013 Equity Incentive Plan (Proposal Three).

•	Ratification of the Amended and Restated Rights Agreement (Proposal Four).

•	Advisory vote to approve the compensation of our Named Executive Officers (Proposal Five).

•	Advisory vote on the frequency of future executive compensation votes (Proposal Six).

Q: What is the voting requirement to approve the proposals?

A: At an annual meeting at which a quorum is present, the following votes will be necessary to approve the Proposals described in this Proxy Statement:

•
Each Director shall be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. The term “majority of the votes cast” means that the number of shares voted ‘for’ a director must exceed the number of shares voted ‘against’ that Director, and for purposes of this calculation, abstentions, “broker non-votes” and “withheld votes” will not count as votes cast.

•
Ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2017 requires the affirmative vote of the majority of shares present or represented by proxy and entitled to vote at the Annual Meeting.

•	Approval of the Amended and Restated 2013 Equity Incentive Plan requires the affirmative vote of the majority of shares present or represented by proxy and entitled to vote at the Annual Meeting.

•	Ratification of the Amended and Restated Rights Agreement requires the affirmative vote of the majority of shares present or represented by proxy and entitled to vote at the Annual Meeting.

•
Approval of the advisory vote on the compensation of our Named Executive Officers requires the affirmative vote of the majority of shares present or represented by proxy and entitled to vote at the Annual Meeting.

•
You may vote on whether the advisory vote on executive compensation should be included in the Company's proxy statement every 1, 2 or 3 years, or you may abstain from voting on the matter. The frequency (every 1, 2 or 3 years) that receives the highest number of votes will be deemed to be first choice of the stockholders.

•
For proposals other than the election of directors, and the advisory vote on the frequency of future executive compensation votes, abstentions are counted as votes present and entitled to vote and have the same effect as votes "against" the proposal.

•	Broker non-votes, if any, will be handled as described below.

Q: If I hold my shares in a brokerage account and do not provide voting instructions to my broker, will my shares be voted?

A: Under New York Stock Exchange (“NYSE”) rules, brokerage firms may vote in their discretion on certain matters on behalf of clients who do not provide voting instructions. Generally, brokerage firms may vote to ratify the appointment of independent auditors (Proposal Two) and on other "discretionary" or "routine" items in absence of instructions from the beneficial owner. In contrast, brokerage firms may not vote to elect directors (Proposal One) or on stockholder or other proposals, including Proposals Three, Four, Five or Six in this Proxy Statement, because those proposals are considered "non-discretionary" items. Accordingly, if you do not instruct your broker how to vote your shares on these "non-discretionary" matters, your broker will not be permitted to vote your shares on these matters. This is referred to as a "broker non-vote." Broker non-votes are counted for purposes of determining the number of shares present at the meeting, but will not be counted or deemed to be present, represented or voted for purposes of the number of shares entitled to vote.

Q: What is Tempur Sealy International’s voting recommendation?

A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board (Proposal One), "FOR" the ratification of the appointment of Ernst & Young LLP as Tempur Sealy International’s independent auditors for the year ending December 31, 2017 (Proposal Two); "FOR" the approval of the Amended and Restated 2013 Equity Incentive Plan (Proposal Three); "FOR" the ratification of the Amended and Restated Rights Agreement (Proposal Four); "FOR" the advisory vote to approve the compensation of Named Executive Officers (Proposal Five); and "FOR" one year as the frequency of future executive compensation votes (Proposal Six).

Q: How would my shares be voted if I do not specify how they should be voted?

A: If you sign and return your proxy card without indicating how you want your shares to be voted, the persons designated by the Board of Directors to vote the proxies returned pursuant to this solicitation will vote your shares as follows:

•	Proposal One: "FOR" the election of seven (7) directors to each serve for a one-year term and until the director’s successor has been duly elected and qualified.

•	Proposal Two: "FOR" the ratification of the appointment of the firm of Ernst & Young LLP as Tempur Sealy International’s independent auditors for the year ending December 31, 2017.

•	Proposal Three: "FOR" the approval of the Amended and Restated 2013 Equity Incentive Plan.

•	Proposal Four: "FOR" the ratification of the Amended and Restated Rights Agreement.

•	Proposal Five: "FOR" the advisory vote to approve the compensation of our Named Executive Officers.

•	Proposal Six: "FOR" one year as the frequency of future executive compensation votes.

Q: Does Tempur Sealy International expect other business to be presented at the Annual Meeting?

A: Our Board of Directors is not aware of any business to be transacted at the Annual Meeting other than as described in this Proxy Statement. If any other item or proposal properly comes before the meeting (including, but not limited to, a proposal to adjourn the meeting in order to solicit votes in favor of any proposal contained in this Proxy Statement), the proxies will be voted as the Board of Directors recommends by the persons designated by the Board to vote the proxies.

Q: How may I vote my shares in person at the Annual Meeting?

A: Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to attend the meeting, please bring the enclosed proxy card and proof of identification for entrance to the meeting. Please note, however, if you hold your shares in "street name," you must request a legal proxy from the stockholder of record (your broker or bank) in order to vote at the meeting.

Even if you plan to attend the Annual Meeting in person, please promptly sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. If you own shares in "street name" through a bank, broker or other nominee, you may vote your shares by following the instructions from your bank, broker or other nominee.

Q: How may I vote my shares without attending the Annual Meeting?

A: You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You may always change your vote at the meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct.

If your shares are held in your name, you may vote by proxy in three convenient ways:

Via Internet: Go to http://www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy materials.

By Telephone: Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter  the control number printed on your proxy materials.

In Writing: Complete, sign, date and return your proxy card in the enclosed postage-paid envelope.

You may vote by Internet or telephone until 11:59 P.M., Eastern Time, the day before the meeting date. Proxy cards submitted by mail must be received by the time of the Annual Meeting for your shares to be voted as indicated on that proxy.

If your shares are held in street name (with your broker or bank), you may vote by submitting voting instructions to your broker, bank or nominee. Please refer to the instructions provided to you by your broker, bank or nominee.

If you provide specific voting instructions, your shares will be voted as you have instructed.

Q: How may I change my vote after I return my proxy card?

A: You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by voting again at a later date via Internet or telephone or by signing and submitting a new proxy card with a later date by mail or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it. If your shares are held for you by a broker, bank or nominee, you must contact the broker, bank or nominee to revoke a previously authorized proxy.

Q: Where can I find the voting results of the Annual Meeting?

A: The preliminary voting results will be announced at the meeting. The final results will be published on Form 8-K within four business days after the final results are known.

BOARD OF DIRECTORS’ MEETINGS, COMMITTEES OF THE BOARD
AND RELATED MATTERS

Corporate Governance

The Company believes that sound corporate governance practices are essential to maintain the trust of our stockholders, customers, employees and other stakeholders. We believe we operate under governance practices that are transparent, up-to-date and appropriate for our industry.

The following materials related to corporate governance, including our Corporate Governance Guidelines and Code of Business Conduct and Ethics, are available on our website at: http://investor.tempursealy.com/overview.cfm under the caption "Corporate Governance":

•	Sixth Amended and Restated By-Laws (“By-Laws”)

•	Core Values

•	Corporate Governance Guidelines

•	Code of Business Conduct and Ethics for Employees, Executive Officers and Directors

•	Policy on Complaints on Accounting, Internal Accounting Controls and Auditing Matters

•	Amended and Restated Certificate of Incorporation, as amended ("Certificate of Incorporation")

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Lead Director Charter

•	Related Party Transactions Policy

•	Governance Hotline Information

•	Conflict Minerals Policy

•	Clawback Policy

•	Contact the Lead Director

Copies of these materials may also be obtained, free of charge, by writing to: Tempur Sealy International, Inc., 1000 Tempur Way, Lexington, Kentucky 40511, Attention:  Investor Relations. Please specify which documents you would like to receive.

Certificate of Incorporation and By-Laws; Majority Voting for Directors

Tempur Sealy International’s By-Laws provide that a director in an uncontested election will be elected by a majority of the votes cast at the Annual Meeting. In the event that the number of votes "against" a director exceeds the number of votes "for" that director, that director must tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors whether to accept the resignation. In an election for directors where the number of nominees exceeds the number of directors to be elected - a contested election - the directors would be elected by the vote of a plurality of the shares represented at the meeting and entitled to vote on the matter. Neither Tempur Sealy International’s Certificate of Incorporation nor its By-Laws provide for a classified Board.

Board of Directors’ Meetings

The Board held seven meetings in 2016. The SEC requires disclosure of the name of any Director who, during the last full fiscal year (calendar year 2016), attended fewer than 75% of the aggregate of the total number of meetings of (i) the Board during the period for which he or she has been a Director and (ii) all committees of the Board on which the Director served during the periods that he or she served. Each Director attended more than 75% of the combined total number of meetings of the Board and its committees held in 2016 during the period in which they served as Directors or committee members.

Directors’ Independence

Our corporate governance guidelines provide that the Board shall consist of a majority of Directors who are independent within the meaning of the NYSE rules governing the composition of the Board and its committees (“NYSE Independence Rules”). The Board has determined that none of Evelyn S. Dilsaver, John A. Heil, Jon L. Luther, Usman S. Nabi, Richard W. Neu or Robert B. Trussell, Jr. have a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) within the meaning of the NYSE Independence Rules and accordingly are "independent" for purposes of the NYSE Independence Rules.

The Board has determined that Scott L. Thompson, who serves as Chairman, President and Chief Executive Officer of Tempur Sealy, does not qualify as an independent director under the NYSE Independence Rules.

Board Leadership Structure

As stated in its Corporate Governance Guidelines, the Board has no set policy with respect to the separation of the offices of Chairman and Chief Executive Officer. In connection with its search for a new CEO in 2015, both the Search Committee created for this purpose and the Board of Directors concluded that in order to attract a high quality CEO candidate with the experience and leadership skills desired, the Board would be willing to offer the candidate a position that included the Chairman role. Accordingly, in connection with hiring Mr. Thompson as Chairman and CEO, the Board created the Lead Director role as an integral part of a Board leadership structure that promotes strong, independent oversight of our management and affairs. The Lead Director must be independent as determined by the Board in accordance with the NYSE Independence Rules.

Following the 2016 Annual Meeting, Mr. Neu assumed the role of the Lead Director. The Lead Director:

•	presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors;

•	has the authority to call meetings of the independent Directors;

•	serves as the principal liaison between the Chairman and the independent Directors;

•	consults with the Chairman regarding all information sent to the Board of Directors, including the quality, quantity, appropriateness and timeliness of such information;

•	consults with the Chairman regarding meeting agendas for the Board of Directors;

•	consults with the Chairman regarding the frequency of Board of Directors meetings and meeting schedules, assuring there is sufficient time for discussion of all agenda items;

•	recommends to the Nominating and Corporate Governance Committee and to the Chairman, selection for the membership and chairman position for each Board committee;

•	interviews, along with the chair of the Nominating and Corporate Governance Committee, all Director candidates and makes recommendations to the Nominating and Corporate Governance Committee; and

•	will be invited to attend meetings of all other committees of the Board (other than meetings of committees on which he or she is already a member).

The Board believes that no single leadership model is universally or permanently appropriate, but that the current leadership structure is the most effective and best serves the Company at this juncture. The Board will continue to review and consider whether the roles of the Chairman and CEO should be combined or separated in the future as part of its regular review of the Company’s governance structure.

Board of Director’s Role in Risk Oversight

The Board is responsible for overseeing the management and operations of the Company, including overseeing its risk assessment and risk management functions. As discussed elsewhere in this Proxy Statement, the Board has delegated primary responsibility for reviewing the Company’s policies with respect to risk assessment and risk management to the Audit Committee. The Board has determined that this oversight responsibility can be most efficiently performed by the Audit Committee as part of its overall responsibility for providing independent, objective oversight with respect to Tempur Sealy International’s accounting and financial reporting functions, internal and external audit functions and systems of internal controls over financial reporting and legal, ethical and regulatory compliance. The Compensation Committee has primary responsibility for oversight of risk related to compensation matters, as more fully described elsewhere in this Proxy Statement. Each of these committees regularly reports to the Board with respect to its oversight of these important areas.

Committees of the Board

The standing committees of the Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Audit Committee

The members of the Audit Committee are Evelyn S. Dilsaver (Chair), John A. Heil and Richard W. Neu.

The Board has determined that each member of the Audit Committee is independent as defined in the NYSE Independence Rules and the rules of the SEC. The Board has also determined that all members of the Audit Committee are audit committee financial experts within the meaning of Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and have "accounting or related financial management expertise" within the meaning of the applicable NYSE Rules. See "Election of Directors-Nominees to Board of Directors" for disclosure regarding such audit committee financial experts’ relevant experience. The Audit Committee was established in accordance with Section 3(a)(58) of the Exchange Act.

The Audit Committee is responsible for providing independent, objective oversight with respect to Tempur Sealy International’s accounting and financial reporting functions, internal and external audit functions and systems of internal controls over financial reporting and legal, ethical and regulatory compliance. Some of the Audit Committee’s responsibilities include:

•	reviewing the scope of internal and independent audits;

•	reviewing the Company’s quarterly and annual financial statements and related SEC filings;

•	reviewing the adequacy of management’s implementation of internal controls;

•	reviewing the Company’s accounting policies and procedures and significant changes in accounting policies;

•	reviewing the Company’s business conduct, legal and regulatory requirements, and ethics policies and practices;

•	reviewing the Company’s policies with respect to risk assessment and risk management;

•
reviewing information to be disclosed and types of presentations to be made in connection with the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•	preparing an annual evaluation of the committee’s performance and reporting to the Board on the results of this self-evaluation;

•	reporting regularly to the Board on the committee’s activities; and

•	appointing the independent public accountants and reviewing their independence and performance and the reasonableness of their fees.

The Audit Committee has established whistleblower procedures, which provide for (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Tempur Sealy International also has a confidential, anonymous reporting system which is web-based and available to all employees. All reports are treated confidentially.

The Audit Committee met twelve times in 2016. A copy of the Audit Committee charter as adopted by our Board of Directors is available on Tempur Sealy International’s website under the caption "Corporate Governance" at http://investor.tempursealy.com/overview.cfm.

The Compensation Committee

The members of the Compensation Committee are Jon L. Luther (Chair), Usman S. Nabi and Richard W. Neu.

The Board has determined that each member and prospective member of the Compensation Committee is independent as defined in the NYSE Independence Rules.

Some of the Compensation Committee’s responsibilities include:

•
reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for the chief executive officer, evaluating at least once a year the chief executive officer's performance in light of these established goals and objectives and, based upon these evaluations, determining and approving the chief executive officer's annual compensation, including salary, bonus, incentive, equity compensation, perquisites and other personal benefits;

•
reviewing and approving on an annual basis, with the input of the Chief Executive Officer, the corporate goals and objectives with respect to the Company’s compensation structure for all other executive officers (other than the chief executive officer), including perquisites and other personal benefits, and evaluating at least once a year the executive officers’ performance in light of these established goals and objectives and based upon these evaluations, determine and approve the annual compensation for these executive officers, including salary, bonus, incentive, equity compensation, perquisites and other personal benefits;

•
reviewing on an annual basis the Company’s compensation policies, including salaries and annual incentive bonus plans, with respect to the compensation of employees whose compensation is not otherwise set by the Compensation Committee;

•
reviewing the Company's incentive compensation and stock-based plans and approving changes in such plans as needed, subject to any approval of the Board required by applicable law or the terms of such plans, and having and exercising all the authority of the Board with respect to the administration of such plans;

•	reviewing on an annual basis the Company’s compensation structure for its Directors and making recommendations to the Board regarding the compensation of Directors;

•
reviewing at least annually the Company’s compensation programs with respect to overall risk assessment and risk management, particularly with respect to whether such compensation programs encourage unnecessary or excessive risk taking by the Company;

•
reviewing and discussing with management the "Compensation Discussion and Analysis," and based on such review and discussions, make recommendations to the Board regarding inclusion of that section in the Company’s proxy statement for any annual meeting of stockholders;

•	preparing and publishing an annual executive compensation report in the Company's proxy statement;

•
reviewing and recommending to the Board for approval the frequency with which the Company will conduct Say on Pay Votes and reviewing and approving the proposals regarding Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company’s proxy statement for any annual meeting of stockholders;

•	reviewing and approving employment agreements, severance arrangements and change in control agreements and provisions when, and if, appropriate, as well as any special supplemental benefits;

•	conducting an annual evaluation of the committee's performance and reporting to the Board on the results of this self-evaluation; and

•	reporting regularly to the Board on the committee's activities.

The Compensation Committee, in its role as administrator under the Company’s previous Amended and Restated 2003 Equity Incentive Plan, as amended (the “2003 Equity Incentive Plan”), and under the Company’s current 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”), recommended, and the Board approved, the delegation of authority to the Company’s President and Chief Executive Officer to grant equity awards under those plans within certain specified parameters.

In determining the incentive compensation of our senior executives (other than for our Chief Executive Officer), our Chief Executive Officer recommends performance objectives to the Compensation Committee and assists the Compensation Committee to determine if the performance objectives have been achieved.

Since 2005, the Compensation Committee has periodically engaged Frederic W. Cook & Co., Inc. (“Cook”), an executive compensation consultant, to evaluate the Company’s overall compensation structure and equity compensation for the Company’s executive officers and Directors. In 2016, the Compensation Committee directly engaged Cook to update the competitive analysis of executive compensation levels and structure. For a further description of the services Cook has provided, see "Executive Compensation and Related Information - Compensation Discussion and Analysis" in this Proxy Statement.

Cook does no work for the Company unless requested by and on behalf of the Compensation Committee Chair, receives no compensation from the Company other than for its work in advising the Compensation Committee and maintains no other economic relationships with the Company. A representative from Cook attends meetings of the Compensation Committee, when requested by the Compensation Committee Chair, and the Compensation Committee Chair frequently interacts with Cook between meetings to define the nature of work to be conducted, to review materials to be presented at Committee meetings and to obtain the consultant’s opinion and perspective on proposals prepared by management. In accordance with the requirements of Item 407(e)(3)(iv) of Regulation S-K and the NYSE rules, the Compensation Committee has affirmatively determined that no conflicts of interest exist between the Company and Cook (or any individuals working on the Company’s account on Cook’s behalf). In reaching such determination, the Compensation Committee considered the following enumerated factors, all of which were attested to or affirmed by Cook:

•	during 2016, Cook provided no services to and received no fees from the Company other than in connection with the engagement;

•
the amount of fees paid or payable by the Company to Cook in respect of the engagement represented (or are reasonably certain to represent) less than 1% of Cook’s total revenue for the 12 month period ended December 31, 2015;

•	Cook has adopted and put in place adequate policies and procedures designed to prevent conflicts of interest, which policies and procedures were provided to the Company;

•
there are no business or personal relationships between Cook and any member of the Compensation Committee other than in respect of (i) the engagement, or (ii) work performed by Cook for any other company, board of directors or compensation committee for whom such Committee member also serves as an independent director;

•	Cook owns no stock of the Company; and

•	there are no business or personal relationships between Cook and any executive officer of the Company other than in respect of the engagement.

The Compensation Committee met six times in 2016. A copy of the Compensation Committee charter as adopted by our Board of Directors is available on Tempur Sealy International’s website under the caption "Corporate Governance" at http://investor.tempursealy.com/overview.cfm.

The Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are John A. Heil (Chair), Evelyn S. Dilsaver, Jon L. Luther and Usman S. Nabi. The Board has determined that each member and prospective member of the Nominating and Corporate Governance Committee is independent as defined in the NYSE Independence Rules. Some of the Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become members of the Board;

•	recommending to the Board director nominees to be presented at the annual meeting of stockholders and to fill vacancies on the Board;

•	developing appropriate criteria for identifying properly qualified directorial candidates;

•	annually reviewing the composition of the Board and the skill sets and tenure of existing directors and discussing longer term transition issues;

•	annually reviewing and recommending to the Board members for each standing committee of the Board;

•
monitoring and participating in the Company's overall stockholder communications effort so that all of the communications elements are unified and consistent; members of the Committee, individually or collectively, may attend, with management, meetings with stockholders of the Company when requested by the Board or management;

•	establishing procedures to assist the Board in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer;

•
reviewing various corporate governance-related policies, including the Code of Business Conduct and Ethics, the Related Party Transactions Policy, and the Policy on Insider Trading and Confidentiality, and recommending changes, if any, to the Board;

•	reviewing and evaluating related party transactions;

•	developing, annually reviewing and recommending to the Board corporate governance guidelines for the Company;

•	establishing procedures to exercise oversight of the Company's adherence to such guidelines and the evaluation of the Board and Company management;

•	reviewing at least annually the reports on the Company prepared by the major proxy advisory firms and provide a report to the Board;

•
developing and overseeing, when necessary, a Company orientation program for new directors and a continuing education program for current directors, and periodically reviewing these programs and updating them as necessary;

•	making recommendations to the Board in connection with any Director resignation tendered pursuant to the Company’s Amended and Restated By-Laws;

•	preparing an annual evaluation of the committee's performance and reporting to the Board on the results of this self-evaluation; and

•	reporting regularly to the Board on the committee's activities.

The Nominating and Corporate Governance Committee met five times in 2016. A copy of the Nominating and Corporate Governance Committee charter as adopted by our Board of Directors is available on Tempur Sealy International’s website under the caption "Corporate Governance" at http://investor.tempursealy.com/overview.cfm.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee are Jon L. Luther (Chair), Usman S. Nabi and Richard W. Neu. None of these members is a current or former officer or employee of Tempur Sealy International or, to our knowledge, has any interlocking relationships as set forth in applicable SEC rules that require disclosure as a Compensation Committee interlock.

Policy Governing Related Party Transaction

Our Board has adopted a written Related Party Transactions Policy providing for the review and approval or ratification by the Nominating and Corporate Governance Committee of any transaction, arrangement or relationship, or series of such transactions, arrangements or relationships (including indebtedness or guarantees of indebtedness), in which the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year end and involving the Company and its Directors, executive officers, beneficial owners of more than 5% of the Company’s common stock or their respective immediate family members or affiliates. In reviewing a transaction, an arrangement or relationship, the Nominating and Corporate Governance Committee will take into account, among other factors it deems appropriate, whether it is on terms no more favorable than to an unaffiliated third party under similar circumstances, as well as the extent of the related party’s interest in the transaction, arrangement or relationship.

Policies Governing Director Nominations

Director Qualifications and Review of Director Nominees

The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board. The Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations. The Nominating and Corporate Governance Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of the Company’s business and, in furtherance of this goal, proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills. Board members should possess such attributes and experience as are necessary to provide a broad range of personal characteristics including diversity, management skills and business experience. Directors should be able to commit the requisite time for preparation and attendance at regularly scheduled Board and committee meetings, as well as be able to participate in other matters necessary to ensure that good corporate governance is practiced. No individual may stand for election to the Board if he or she would be age 75 or older at the time of the election unless the application of that restriction to an individual is waived on an annual basis by the Board.

In evaluating a director candidate, the Nominating and Corporate Governance Committee considers factors that are in the best interests of the Company and its stockholders, including the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented: independence; reputation for integrity, honesty and adherence to high ethical standards; the ability to exercise sound business judgment; substantial business or professional experience and the ability to offer meaningful advice and guidance to the Company’s management based on that experience; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; and any other criteria established by the Board and any core competencies or technical expertise necessary to staff Board committees. In addition, the Nominating and Corporate Governance Committee assesses whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties.

In addition to fulfilling the above criteria, six of the seven nominees for re-election named above are considered independent under the NYSE Independence Rules. Mr. Thompson, the Company's Chairman, President and Chief Executive Officer, is not considered independent under the NYSE Independence Rules. The Nominating and Corporate Governance Committee believes that all seven nominees are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole.

Each nominee also brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, investing, finance, manufacturing, consumer product companies, sales, marketing and international business. The Board believes that these are the skills necessary to execute on our strategy and to deliver long-term stockholder value. Set forth below are the conclusions reached by the Board with regard to its nominees.

Ms. Dilsaver brings significant accounting, auditing and financial skills, based on her training as an accountant and her senior positions at a number of financial services companies, including in the role of chief financial officer.

Mr. Heil has served in positions of president, chief executive officer or chief operating officer of a number of food and consumer products companies, and has significant manufacturing, marketing and managerial experience.

Mr. Luther brings a strong track record of profitably growing large global consumer branded businesses, with a keen understanding of the consumer, and notable brand development expertise. He has significant relevant experience as a CEO and as a director of other high-performance public companies.

Mr. Nabi brings significant investment and financial expertise, as well a strong record of stockholder value creation and expertise in senior management recruitment and compensation.

Mr. Neu has extensive knowledge and experience handling complex financial and operational issues through his service as both a director and executive officer of a variety of public companies.

Mr. Thompson serves as our Chairman, President and Chief Executive Officer and brings more than two decades of executive leadership experience, and a history of strategic focus, enhancing high-performance teams and stockholder value creation.

Mr. Trussell, as former Chief Executive Officer and a principal founder of the Company, brings management and mattress industry experience and an historical perspective to the Board.

The Nominating and Corporate Governance Committee of the Board is responsible for reviewing with the Board from time to time the appropriate qualities, skills and characteristics desired of members of the Board in the context of the needs of the business and the composition of the Board. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all Directors:

•	a reputation for integrity, honesty and adherence to high ethical standards;

•	the ability to exercise sound business judgment;

•	substantial business or professional experience and the ability to offer meaningful advice and guidance to the Company’s management based on that experience; and

•	the ability to devote the time and effort necessary to fulfill their responsibilities to the Company.

The Nominating and Corporate Governance Committee also considers numerous other qualities, skills and characteristics when evaluating Director nominees, including whether the nominee has specific strengths that would augment the existing skills and experience of the Board, such as an understanding of and experience in international business, accounting, governance, finance or marketing and whether the nominee has leadership experience with public companies or other sophisticated and complex organizations. Further, consideration is given to having a diversity of background, experience, skill and perspective among the Directors, including perspectives that may result from diversity in ethnicity, race, gender, national origin or nationality, and that the Directors represent a range of differing professional positions, industry sectors, expertise and geographic representation. In addition, the Nominating and Corporate Governance Committee is responsible for considering the tenure of existing directors and longer term Board composition transition issues. The Board does not have a specific policy with respect to the diversity of its Directors, and diversity is only one consideration when selecting and nominating Directors.

Process for Identifying and Evaluating Director Nominees

As discussed above under "Director Qualifications and Review of Director Nominees," the Nominating and Corporate Governance Committee reviews annually the size and composition of the Board and makes recommendations to the Board regarding any measures to be taken. In addition, the Nominating and Corporate Governance Committee has established a process for identifying potential candidates when appropriate and evaluating nominees for Director. Although the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders in accordance with the Company's By-Laws, the Nominating and Corporate Governance Committee believes that the process it uses to identify and evaluate nominees for Director is designed to produce nominees that possess the educational, professional, business and personal attributes that are best suited to further the Company's mission. If the Board has identified a need to either expand the Board with a new member possessing certain specific characteristics or to fill a vacancy on the Board, the Nominating and Corporate Governance Committee may identify nominees through the use of professional search firms that may utilize proprietary screening techniques to match candidates to the Nominating and Corporate Governance Committee's specified qualifications. The Nominating and Corporate Governance Committee may also receive recommendations from existing Directors, executive officers, stockholders, key business associates and trade or industry affiliations. The Nominating and Corporate Governance Committee will evaluate nominations at regular or special meetings, and in evaluating nominations, will seek to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth above under "Director Qualifications and Review of Director Nominees." The Board itself is ultimately responsible for recommending candidates for election to the stockholders or for appointing individuals to fulfill a vacancy.

In 2016, the Company did not employ a search firm or pay fees to any third party to either search for or evaluate Board nominee candidates.

Procedures for Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders, in accordance with the Company's By-Laws. In evaluating candidates recommended by our stockholders, the Nominating and Corporate Governance Committee applies the same criteria set forth above under "Director Qualifications and Review of Director Nominees" and follows the same process as set forth above under "Process for Identifying and Evaluating Director Nominees." Any stockholder recommendations of director nominees proposed for consideration by the Nominating and Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed in writing to the Committee, care of: Tempur Sealy International, Inc., 1000 Tempur Way, Lexington, Kentucky 40511, Attention: Corporate Secretary. The Company’s By-Laws permit stockholders to nominate directors for consideration at our 2018 annual stockholder meeting in accordance with certain procedures described in this Proxy Statement under the heading "Stockholder Proposals for 2018 Proxy Statement."

Designation of, and Communication with, Tempur Sealy International’s Board of Directors through its Lead Director

The Board has designated Mr. Neu as the Lead Director. Stockholders or other interested parties wishing to communicate with our Board may contact the Lead Director by e‑mail at presidingdirector@tempursealy.com or by going to Tempur Sealy International’s website at http://investor.tempursealy.com/overview.cfm under the caption "Corporate Governance - email the Lead Director." Regardless of the method you use, the Lead Director will be able to view your unedited message. The Lead Director will determine whether to relay your message to other members of the Board.

Executive Sessions

Executive sessions, or meetings of the outside (non-management) Directors without management present, are held regularly. In 2016, executive sessions were held during four of the regularly scheduled meetings of the Board of Directors. Executive sessions are led by the Lead Director.

Charitable Contributions

Tempur Sealy International has not made any charitable contributions to any charitable organization in which a director serves as an executive officer in which, within the preceding three years, such contributions in any single year exceeded the greater of $1.0 million, or 2% of such organization’s consolidated gross revenues.

Board Member Attendance at Annual Meetings

In accordance with our Corporate Governance Guidelines, all continuing Directors are generally expected to attend the annual meeting of stockholders. At our last annual meeting, which was held on May 5, 2016, all the members of the Board attended.

PROPOSAL ONE

ELECTION OF DIRECTORS

Board of Directors

Tempur Sealy International’s Board currently consists of seven members, each serving a one-year term. The nominees for this year’s election of directors are: Evelyn S. Dilsaver, John A. Heil, Jon L. Luther, Usman S. Nabi, Richard W. Neu, Scott L. Thompson and Robert B. Trussell, Jr., each currently a director of Tempur Sealy International. The nominees, if elected, will each serve a one-year term until Tempur Sealy International’s annual meeting of stockholders in 2018 or until his or her respective successor is elected and qualified. Each of the nominees has consented to serve a one-year term. There are no family relationships among our executive officers and directors.

VOTE REQUIRED

Each director will be elected by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting. In the event that the number of votes "against" a director exceeds the number of votes "for" that director, that director must tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors whether to accept the resignation. The Board of Directors will then consider the recommendation and publicly disclose its decision within 90 days after the certification of the election results.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE FOLLOWING NOMINEES:

Nominees to Board of Directors

Evelyn S. Dilsaver, 61, has served as a member of Tempur Sealy International’s Board of Directors since December 2009. Ms. Dilsaver was President and Chief Executive Officer of Charles Schwab Investment Management from July 2004 until September 2007. Prior to that, Ms. Dilsaver held various senior management positions with The Charles Schwab Corporation since December 1991, including Executive Vice President and Senior Vice President, Asset Management Products and Services, of Charles Schwab Investment Management and Chief Financial Officer for U.S. Trust Company. Ms. Dilsaver is also a member of the board of directors of Aeropostale, Inc., a clothing retailer, HealthEquity, Inc., a non-bank health savings trustee, Bailard Private Real Estate Fund, as well as Blue Shield of California and other non-profit boards. She also serves as a member of the advisory board of Protiviti, a global consulting company. In the past five years, Ms. Dilsaver has also served as a director of HighMark Funds, an asset management firm, Longs Drugs, a retail pharmacy chain, and Tamalpais Bancorp. Ms. Dilsaver is a certified public accountant and holds a B.S. degree in accounting from California State University-Hayward. Ms. Dilsaver brings a long professional career in finance, accounting and general management and considerable experience with consumer-oriented businesses to the Board as a senior executive of a large investment management firm and her many years of serving as a director of companies in a variety of businesses.

John A. Heil, 64, has served as a member of Tempur Sealy International’s Board of Directors since March 2008. From February 2005 until his retirement in April 2013, he served as President of United Pet Group, Inc., a global manufacturer and marketer of pet food/supplies and a subsidiary of Spectrum Brands, Inc. Spectrum Brands, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in February 2009 and emerged from bankruptcy protection on August 28, 2009. From 2000 to February 2005 he served as United Pet Group’s President and Chief Executive Officer. Mr. Heil has been a member of the board of directors and a member of the audit committee of VCA Antech, Inc., a NYSE listed company, since February 2002, and previously served as a director of that company from 1995 to 2000. Prior to joining United Pet Group, Mr. Heil spent twenty-five years with the H.J. Heinz Company in various executive and general management positions including President of Heinz Pet Products. Mr. Heil holds a B.A. degree in economics from Lycoming College. Mr. Heil’s long career in management and the branded consumer products arena brings a remarkable depth of operational and strategic experience to the Board.

Jon L. Luther, 73, has served as a member of Tempur Sealy International’s Board of Directors since May 2015. He served as Chief Executive Officer of Dunkin’ Brands from January 2003 to January 2009 and Chairman from March 2006 to January 2009. In January 2009, he assumed the role of Executive Chairman and became non-Executive Chairman from July 2010 until his retirement in May 2013. Prior to Dunkin’ Brands, Mr. Luther was President of Popeyes, a division of AFC Enterprises, from February 1997 to December 2002. Prior to Popeyes, Mr. Luther served as President of CA One Services, a subsidiary of Delaware North Companies, Inc., a global food service and hospitality company, and served as President and CEO of Benchmark Services, Inc., a food services company he founded. Earlier in his career, Mr. Luther held various leadership positions at Marriott Corporation and ARAMARK. Mr. Luther is a member of the board of directors of Six Flags Entertainment Corporation and Arby’s Restaurant Group. Mr. Luther holds a degree in hotel and restaurant management from Paul Smith’s College. Mr. Luther brings a strong track record of profitably growing large global consumer branded businesses, with a keen understanding of the consumer, and notable brand development expertise. He has significant relevant experience as a CEO and as a director of other high-performance public companies.

Usman S. Nabi, 42, has served as a member of Tempur Sealy International’s Board of Directors since May 2015. Mr. Nabi is a Senior Partner at H Partners, an investment management firm and Tempur Sealy International’s largest stockholder. Before joining H Partners in 2006, Mr. Nabi was at Perry Capital, the Carlyle Group, and Lazard Freres. Mr. Nabi serves on the Board of Directors of Six Flags Entertainment. Mr. Nabi received his A.B. degree from Harvard College and an M.B.A. degree from Stanford University Graduate School of Business. Mr. Nabi brings a strong business and financial background and extensive investment experience to the Board.

Richard W. Neu, 61, has served as a member of Tempur Sealy International’s Board of Directors since October 2015. Mr. Neu’s professional career has spanned over 35 years. For the last 11 years Mr. Neu has served in a variety of Board roles. Mr. Neu currently serves on the board of directors, as chair of the audit committee and as a member of the executive and integration risk oversight committees of Huntington Bancshares Incorporated, and as a member of the board of directors of TICC Capital Corp. Until the sale of the company in 2012, he was the lead director and a member of the audit committee and governance committee of Dollar Thrifty Automotive Group, Inc., having served as the chairman of the Dollar Thrifty board of directors from 2010 through 2011. Mr. Neu also served as a director of MCG Capital Corporation, a private equity firm, from 2007 until its sale in 2015, and during this period served as chairman of the board from 2009 to 2015 and as Chief Executive Officer from November 2011 to November 2012. Mr. Neu served from 1985 to 2004 as Chief Financial Officer of Charter One Financial, Inc., a major regional bank holding company, and a predecessor firm, and as a director of Charter One Financial, Inc. from 1992 to August 2004. Mr. Neu previously worked for KPMG. Mr. Neu received a B.B.A. from Eastern Michigan University with a major in accounting. Mr. Neu has extensive knowledge and experience handling complex financial and operational issues through his service as both a director and executive officer of a variety of public companies.

Scott L. Thompson, 58, has served as Chairman of Tempur Sealy International’s Board of Directors and as its President and Chief Executive Officer since September 2015. He previously served as Chief Executive Officer and President of Dollar Thrifty Automotive Group, Inc., until it was purchased by Hertz Global Holdings, Inc. in 2012. Prior to serving as CEO and President, Mr. Thompson was a Senior Executive Vice President and Chief Financial Officer of Dollar Thrifty. Prior to joining Dollar Thrifty in 2008, Mr. Thompson was a consultant to private equity firms, and was a founder of Group 1 Automotive, Inc., a NYSE and Fortune 500 company, serving as its Senior Executive Vice President, Chief Financial Officer and Treasurer. Mr. Thompson presently serves as a member of the Board of Directors for Asbury Automotive Group, Inc., a public automotive retailer. Mr. Thompson earned a Bachelor of Business Administration degree from Stephen F. Austin State University in Nacogdoches, Texas, and began his career with a national accounting firm. Mr. Thompson brings extensive financial, operational and entrepreneurial experience to the Board in his roles as an executive officer and director of publicly traded companies.

Robert B. Trussell, Jr., 65, has served as a member of Tempur Sealy International’s Board of Directors or its predecessors since 2002. Mr. Trussell served as Chief Executive Officer of Tempur Sealy or its predecessor from November 2002 until his retirement in May 2006. From 1994 to December 2004, Mr. Trussell served as President of the Company and its predecessors. Prior to joining the Company's predecessor in 1994, Mr. Trussell was general partner of several racing limited partnerships that owned racehorses in England, France and the United States. He was also the owner of several start-up businesses in the equine lending and insurance business. Mr. Trussell received his B.S. degree from Marquette University. As former Chief Executive Officer and a principal founder of Tempur Sealy, Mr. Trussell brings significant management and mattress industry experience and an historical perspective to the Board.

Executive Officers

Name	Age	Position
Scott L. Thompson	58	Chairman of the Board, President and Chief Executive Officer
Barry A. Hytinen	42	Executive Vice President and Chief Financial Officer
Richard W. Anderson	57	Executive Vice President and President, North America
David Montgomery	56	Executive Vice President and President of International Operations
Bhaskar Rao	51	Chief Accounting Officer and Senior Vice President Finance

Barry A. Hytinen was appointed to serve as Executive Vice President and Chief Financial Officer of Tempur Sealy International in July 2015. Since joining the Company in June 2005, Mr. Hytinen has served in a range of finance, corporate development, financial planning and investor relations roles, most recently as Executive Vice President, Corporate Development and Finance. Prior to joining the Company, Mr. Hytinen served as Chief Financial Officer of a venture-backed software company. Earlier in his career, he held finance and corporate development positions at Vignette and General Electric. Mr. Hytinen earned an M.B.A. from Harvard Business School and holds a B.S. in Finance and Political Science from Syracuse University.

Richard W. Anderson joined Tempur Sealy International in July 2006 and serves as Executive Vice President and President, North America. From 1983 to 2006, Mr. Anderson was employed by The Gillette Company, which became a part of The Procter & Gamble Company in 2005. Mr. Anderson most recently served as the Vice President of Marketing for Oral-B and Braun in North America. Previously, Mr. Anderson was the Vice President of Global Business Management for Duracell. Mr. Anderson has held several management positions in marketing and sales as well as overseeing branding, product development and strategic planning. Mr. Anderson earned a B.S. and an M.B.A. from Virginia Tech.

David Montgomery joined Tempur Sealy International in February 2003 and serves as Executive Vice President and President of International Operations, with responsibilities including marketing and sales. From 2001 to November 2002, Mr. Montgomery was employed by Rubbermaid, Inc., where he served as President of Rubbermaid Europe. From 1988 to 2001, Mr. Montgomery held various management positions at Black & Decker Corporation, most recently as Vice President of Black & Decker Europe, Middle East and Africa. Mr. Montgomery received his B.A. degree, with honors, from L’ Ecole Superieure de Commerce de Reims, France and Middlesex Polytechnic, London.

Bhaskar Rao joined Tempur Sealy International as Director of Financial Planning and Analysis in January 2004 and since April 2011 has served as Senior Vice President Finance and Chief Accounting Officer. From January 2004 to April 2011, he held various roles of increasing responsibility in the Company's finance and accounting organization. From 2002 until December 2003, Mr. Rao was employed by Ernst & Young as a Senior Manager in the assurance and business advisory group, and from 1994 until 2002, he was employed by Arthur Andersen. Mr. Rao earned B.A. degrees in Accounting and Economics from Bellarmine University. Mr. Rao is also a Certified Public Accountant.

PRINCIPAL SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 15, 2017 regarding the beneficial ownership of our outstanding equity securities by:

•	each person known to beneficially own more than 5% of Tempur Sealy International’s outstanding common stock;

•	each of Tempur Sealy International’s Directors and Named Executive Officers (as defined below in "Executive Compensation and Related Information"); and

•	all of Tempur Sealy International’s Directors and executive officers as a group.

Beneficial ownership of shares is determined under Rule 13d-3(d)(1) of the Exchange Act and generally includes any shares over which a person exercises sole or shared voting or investment power and the number of shares that can be acquired within sixty (60) days upon exercise of any option or the conversion of other types of securities. Common stock subject to these options, warrants and rights is deemed to be outstanding for the purpose of computing the ownership percentage of the person holding such options, but is not deemed to be outstanding for the purpose of computing the ownership percentage of any other person. As of the close of trading on March 15, 2017, there were 53,885,518 shares of common stock outstanding, which is used to calculate the percentages in the table below.

Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.

	Shares Beneficially Owned
	Number of	Percentage
Name of Beneficial Owner:	Shares	of Class
5% Stockholders:
Manulife Financial Corporation(1)	7,461,908	12.89%
H Partners Management, LLC(2)	7,000,000	11.20
T. Rowe Price Associates, Inc.(3)	4,470,343	7.70
The Vanguard Group(4)	3,948,364	6.81
Blackrock, Inc.(5)	3,818,153	6.60
The London Company(6)	3,605,181	6.23
Chieftain Capital Management, Inc.(7)	3,364,827	5.80
State Street Corporation(8)	3,136,303	5.42

Executive Officers and Directors:
Scott L. Thompson(9)(10)	284,619	*
Barry A. Hytinen(10)	60,515	*
Richard W. Anderson(10)	115,027	*
David Montgomery(10)	431,461	*
Jay G. Spenchian(10)	34,418	*
W. Timothy Yaggi(10)	31,745	*
Evelyn S. Dilsaver(10)	33,465	*
John A. Heil(10)	33,599	*
Jon L. Luther(10)	9,949	*
Usman S. Nabi(2)	see Note(2)	see Note(2)
Richard W. Neu(10)	23,848	*
Robert B. Trussell, Jr.(10),(11)	58,874	*
All Executive Officers and Directors as a group (13 persons(10)):	1,140,679	2.10%

* Represents ownership of less than 1% of class.

(1)
Amounts shown reflect the aggregate number of shares of common stock held by Manulife Financial Corporation's indirect, wholly-owned subsidiaries based on information set forth in a Schedule 13G filed with the SEC on February 9, 2017. Manulife Asset Management (US) LLC reported sole voting power and sole dispositive power over 7,387,950 shares. Manulife Asset Management (North America) Limited reported sole voting power and sole dispositive power over 32,006 shares. Manulife Asset Management Limited reported sole voting power and sole dispositive power over 41,952 of the shares. The address of Manulife Financial Corporation is 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5.

(2)
Amounts shown reflect the aggregate number of shares of common stock held by H Partners Management, LLC based on information set forth in a Schedule 13D/A filed with the SEC on February 9, 2016. H Partners Management, LLC reported shared voting and shared dispositive power over all 7,000,000 shares. The address of H Partners Management, LLC is 888 Seventh Avenue, 29th Floor, New York, NY 10019. Mr. Nabi, a senior partner at H Partners, may be deemed to have voting and dispositive power with respect to these shares. Mr. Nabi disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.

(3)
Amounts shown reflect the aggregate number of shares of common stock held by T. Rowe Price Associates, Inc. based on information set forth in a Schedule 13G filed with the SEC on February 7, 2017. T. Rowe Price Associates, Inc. reported sole voting power over 718,904 shares and sole dispositive power over all 4,470,343 shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(4)
Amounts shown reflect the aggregate number of shares of common stock held by The Vanguard Group based on information set forth in a Schedule 13G/A filed with the SEC on February 10, 2017. The Vanguard Group reported sole voting power over 30,495 shares, shared voting power over 7,171 shares, sole dispositive power over 3,913,686 shares and shared dispositive power over 34,678 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Amounts shown reflect the aggregate number of shares of common stock held by Blackrock, Inc. based on information set forth in a Schedule 13G/A filed with the SEC on January 27, 2017. Blackrock, Inc. reported sole voting power over 3,627,393 shares and sole dispositive power over all 3,818,153 shares. The address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055.

(6)
Amounts shown reflect the aggregate number of shares of common stock held by The London Company based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2017. The London Company reported sole voting power over 2,764,745 shares, sole dispositive power over 2,764,745 shares and shared dispositive power over 840,436 shares. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, VA 23226.

(7)
Amounts shown reflect the aggregate number of shares of common stock held by Chieftain Capital Management, Inc. based on information set forth in a Schedule 13G filed with the SEC on February 14, 2017. Chieftain reported sole voting power over 3,110,732 shares and sole dispositive power over all 3,364,827 shares. The address of Chieftain Capital Management, Inc. is 510 Madison Avenue, New York, NY 10022.

(8)
Amounts shown reflect the aggregate number of shares of common stock held by State Street Corporation based on information set forth in a Schedule 13G filed with the SEC on February 9, 2017. State Street Corporation reported shared voting power and shared dispositive power over all 3,136,303 shares. The address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

(9)
Includes 38,028 shares of common stock which are the result of the vesting of restricted stock units, however payout of the vested common shares is deferred until thirty days following termination of his employment.

(10)
Includes the following number of shares of common stock which a director or executive officer has the right to acquire upon the exercise of stock options that were exercisable as of March 15, 2017, or that will become exercisable within 60 days after that date, or other equity instruments which are scheduled to vest and convert into common shares within 60 days after that date:

Name	Number of Shares	Name	Number of Shares
Scott L. Thompson	113,608	Evelyn S. Dilsaver	20,088
Barry A. Hytinen	25,189	John A. Heil	11,297
Richard W. Anderson	58,500	Jon L. Luther	1,669
David Montgomery	104,715	Usman S. Nabi	—
Jay G. Spenchian	10,972	Richard W. Neu	675
W. Timothy Yaggi	26,223	Robert B. Trussell, Jr.	24,897

All Executive Officers and Directors as a Group (13 persons):			411,075

(11)	Includes 25,000 shares of common stock, owned by RBT Investments, LLC and Robert B. Trussell, Jr. and Martha O. Trussell, Tenants in Common.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis ("CD&A") is organized into eight sections:
INTRODUCTION

This CD&A provides information about the material components of our executive compensation programs for our Named Executive Officers ("NEOs"), whose compensation is set forth in the 2016 Summary Compensation Table and other compensation tables contained in this Proxy Statement:

•	Scott L. Thompson, Chairman, President and Chief Executive Officer ("CEO");

•	Barry A. Hytinen, Executive Vice President and Chief Financial Officer ("CFO");

•	Richard W. Anderson, Executive Vice President and President, North America;

•	David Montgomery, Executive Vice President and President, International;

•	Jay G. Spenchian, Former Executive Vice President and Chief Marketing Officer; and

•	W. Timothy Yaggi, Former Chief Operating Officer.

2016 was the first full year with the Company’s new senior leadership team in place. During 2015 Scott L. Thompson was appointed Chairman, Chief Executive Officer and President, and Barry A. Hytinen was promoted to the position of Executive Vice President and Chief Financial Officer. As discussed later in this CD&A, Mr. Yaggi, our Chief Operating Officer, left the Company effective March 31, 2016. Although Mr. Yaggi is an NEO for 2016 for purposes of SEC rules, he is not subject to our current executive compensation program and did not participate in certain portions of the fiscal 2016 program. Accordingly, in order to preserve an accurate description of our executive compensation programs, references in this CD&A to “executives” or “NEOs” are intended to exclude Mr. Yaggi unless otherwise noted. For a discussion of the 2016 compensation for Mr. Yaggi, please refer to the subsection of this CD&A titled "2016 Compensation for Former Named Executive Officer." In addition, Jay G. Spenchian, our Executive Vice President and Chief Marketing Officer, left the Company effective February 28, 2017. For a discussion of the terms relating to Mr. Spenchian’s departure please refer to “Compensation Discussion and Analysis - 2017 Compensation Actions - Departure of Mr. Spenchian.”
In response to direct shareholder feedback during a proxy contest in connection with our  2015 Annual Meeting, our Board of Directors effected several management and compensation changes.  These changes included:  (i) the recruitment of a highly experienced CEO with a strong record of shareholder value creation, (ii) a realignment of strategy to emphasize profit growth as opposed to sales growth and (iii) a more focused compensation structure that included an aspirational long-term earnings target that would reward management for delivering exceptional outcomes for shareholders. In addition, over the last year in order to create a more focused, efficient management structure we have streamlined the size of our Board of Directors and significantly reduced the size of our senior management team. Our executive compensation program resulting from these changes is designed to attract, motivate and retain the leaders of our business. By rewarding our executives for Company performance and execution of key business plans and strategies, our compensation program creates long-term value for our stockholders. This CD&A explains how the Compensation Committee of the Board of Directors made compensation decisions in 2016 and in early 2017 for our NEOs.

BUSINESS SUMMARY

2016 Key Business Highlights

We are the world’s largest bedding manufacturer. Our long-term strategy is to drive earnings growth. Our key initiatives for 2016 included developing the best bedding products, investing in our brands, expanding our North America business segment margins while maintaining market share, growing our market share in our International business segment and optimizing our worldwide distribution. In 2016, we focused on these key initiatives and delivered earnings growth and margin expansion as compared to 2015.
Key financial highlights in the table below include metrics for net sales, net income, earnings per share ("EPS"), adjusted EPS(2), earnings before interest, tax, depreciation and amortization ("EBITDA")(2) and adjusted EBITDA(2):

	Year Ended December 31,
(in millions, except percentages and per common share amounts)	2016	2015	% Change	% Change Constant Currency (3)
Net sales	$3,127.3	$3,151.2	(0.8)%	0.7%
Net income (1)	$202.1	$73.5	175.0%	184.4%
EPS (1)	$3.38	$1.17	188.9%	199.1%
Adjusted EPS (2)	$4.05	$3.19	27.0%	30.7%
EBITDA(2)	$510.8	$388.9	31.3%	34.1%
Adjusted EBITDA(2)	$521.6	$455.8	14.4%	16.8%

(1)
In 2015, the Company recorded a change in estimate of its uncertain tax position regarding the previously disclosed Danish tax matter of approximately $60.7 million. For a discussion of this issue please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

(2)
These are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and are non-GAAP financial measures. For more information about these non-GAAP financial measures, including reconciliations to GAAP information, please refer to Appendix A to this Proxy Statement.

(3)
Amounts represent net sales, net income, EPS, Adjusted EPS, EBITDA, and Adjusted EBITDA for 2016 on a “constant currency basis”, which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior corresponding period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance.

Our net sales decreased slightly as compared to 2015, driven primarily by a decrease in sales to our largest customer of approximately $80 million in our North America business segment, as well as unfavorable foreign exchange rates in our International business segment. However, our focus on profitability and improving our operations generated significant margin expansion and growth in profitability during 2016. Gross margin was 41.9% as compared to 39.6% in 2015. The increase in gross margin was primarily driven by operational improvements, pricing actions and favorable product mix. Adjusted gross margin, which is a non-GAAP financial measure, was 41.9% as compared to 40.1% in 2015. Operating income increased 34.4% to $415.5 million, as compared to $309.1 million in 2015. The increase in operating income was primarily driven by improved gross margin and improved operating expense leverage. Adjusted operating income, which is a non-GAAP financial measure, was $425.0 million, or 13.6% of net sales, as compared to $373.8 million, or 11.9% of net sales, in 2015.

In 2016, we also focused on improving our capital structure. We refinanced our senior credit facility and a portion of our indenture debt, which provided us a more flexible covenant package and a significantly longer maturity profile for our debt. We also returned value to our stockholders by repurchasing 8.7 million shares in 2016 under our share repurchase authorization for a total purchase price of approximately $533 million. Notwithstanding this significant use of cash to return value to stockholders, our net leverage ratio at December 31, 2016 was 3.60, within the covenant in our debt agreement which limits this ratio to 5.00 times for the year ended December 31, 2016.

Net leverage ratio is a non-GAAP financial measure. We provide information regarding net leverage ratio, adjusted EBITDA, adjusted EPS, adjusted gross margin and adjusted operating income, which are not recognized terms under GAAP and do not purport to be alternatives to total debt or to net income or GAAP EPS as a measure of operating performance. For more information about these non-GAAP financial measures, including reconciliations to GAAP information, please refer to Appendix A to this Proxy Statement.

2016 Say on Pay Vote Results and Stockholder Outreach

Our executive compensation program received stockholder support and was approved on an advisory basis by approximately 77% of the votes present or represented and entitled to vote at the 2016 Annual Meeting of Stockholders, which was comparable to the nearly 78% approval received at the 2015 meeting. Since our 2016 Annual Meeting, members of our management and Board of Directors have conducted outreach, either in person or by telephone, with stockholders owning more than a majority of our outstanding stock, and as part of this outreach received questions and feedback on compensation issues. The Compensation Committee will continue to consider future feedback from stockholders and other stakeholders while ensuring the executive compensation program continues to support our business and talent management objectives and strategic priorities.

OUR COMPENSATION PROGRAM

Compensation Best Practices

Our compensation program features specific elements designed to align executive compensation with long-term stockholder interests. We also strive to implement and maintain best practices in our compensation program. These practices include:

What We Do		What We Don't Do
•	Emphasize incentive-based compensation to align pay with performance	•	Permit stock option repricing without stockholder approval
•	Place primary emphasis on equity-based compensation to align executive and stockholder interests	•	Provide uncapped incentive award opportunities
•	Tie performance-based incentives to metrics that drive the leadership team and other employees to accomplish our most important business goals	•	Provide tax “gross-ups” on any form of compensation
•	Subject executives to stock ownership guidelines and holding requirements, which were amended in 2016 to increase the ownership requirement for the CEO and members of the Board of Directors	•	Permit stock hedging or stock pledging activities
•	Maintain a Clawback Policy allowing for the recovery of excess compensation resulting from a material financial restatement and fraud, willful misconduct or gross negligence	•	Provide for multi-year pay guarantees within employment agreements
•	Use tally sheets and other analytical tools to assesses executive compensation	•	Maintain single trigger vesting provisions in the event of a change of control for cash severance or equity award vesting acceleration
•	Engage an independent compensation consultant to advise the Compensation Committee	•	Other than the benefits described below, we do not provide additional perquisites or benefits to our NEOs that differ from those provided to other employees

CEO Annualized Compensation Values and Pay-for-Performance Alignment

As discussed above under “Introduction,” we have made significant changes in our compensation program since 2015 in response to shareholder feedback. Our compensation program is designed to align the interests of our NEOs, including our CEO, with our stockholders. Mr. Thompson’s compensation package, which was established as part of an extensive recruiting process in 2015, includes a number of one-time and special awards to attract, retain, and motivate a highly experienced CEO candidate with an exceptional record of shareholder value creation. Because amounts reported for 2016 in the Summary Compensation Table or the footnotes do not reflect the entire value of one-time and multi-year awards made in 2015, the amounts presented for 2016 are not indicative of annualized pay opportunities. The table below summarizes Mr. Thompson’s annualized total compensation opportunity, recognizing that a number of awards made in 2015 were one-time only or special grants and that he did not receive any annual equity grants in 2016, as this was included in his 2015 compensation package. The total direct compensation for Mr. Thompson as reported in the Summary Compensation Table for 2016 is approximately 47% of the annualized target total direct compensation in the table set forth below. The table also shows total compensation values excluding one-time or special grants. Ongoing target total direct compensation for Mr. Thompson will be determined by the terms of his employment agreement and the Compensation Committee for fiscal years 2017 and beyond and is expected to be higher than values shown in this supplemental table and reported in the Summary Compensation Table for fiscal year 2016. However, as previously noted, the aspirational PRSU grants, which make up the majority of Mr. Thompson’s compensation package, are tied to aspirational goals that the Compensation Committee believes are challenging performance hurdles and, if achieved, would likely result in significant stockholder value creation. In addition, the following table also includes two realizable pay comparisons based on results for 2016, with the first comparison including where applicable equity grant values based on $68.28, the closing price of the common stock on December 30, 2016 (the last trading day of the year) and the second comparison including where applicable equity grant values based on $47.22, the closing price of the common stock on March 1, 2017. The second comparison using March 1, 2017 information is being provided to better reflect the current value of Mr. Thompson’s compensation package in light of recent events discussed below under “2017 Compensation Actions."

The fiscal year 2016 total direct compensation for Mr. Thompson as reported in the Summary Compensation Table equals approximately 47% of the annualized target total direct compensation. 2016 total realizable compensation using the December 30, 2016 date for equity grant values equals approximately 75% of the annualized target total direct compensation and 2016 total realizable compensation using the March 1, 2017 date equity grant values equals approximately 61% of the annualized target total direct compensation. Excluding one-time and special grants, (i) the fiscal year 2016 total direct compensation for Mr. Thompson as reported in the Summary Compensation Table equals approximately 30% of the annualized target total direct compensation, (ii) 2016 total realizable compensation using the December 30, 2016 date for equity grant values equals approximately 68% of the annualized target total direct compensation and (iii) 2016 total realizable compensation using the March 1, 2017 date for equity grant values equals approximately 56% of the annualized target total direct compensation.

Supplemental Table of Pro-Forma Annualized Target Total Direct Compensation Value and Realizable Pay Comparisons for Mr. Thompson
Compensation Element	FY 2016($)		Annualized Target($)	2016 Total Realizable Compensation (December 30, 2016 Closing Price)($)	2016 Total Realizable Compensation (March 1, 2017 Closing Price)($)
Base Salary(1)	$1,100,000		$1,100,000	$1,100,000	$1,100,000
Target Annual Incentive(2)	1,375,000		1,375,000	1,934,625	1,934,625
Stock Option Grants(3)	—		3,606,850	—	—
Restricted Stock Grants(4)	—		4,233,250	4,028,520	2,785,980
Sign-On Bonus (One-Time Hiring Award)(5)	—		686,695	686,695	686,695
Performance-Based Matching PRSU Grant (One-Time Hiring Award)(6)	—		1,717,063	1,586,056	1,096,859
Performance-Based Matching PRSU Grant (Special Grant)(7)	3,181,575		636,315	701,509	485,138
Aspirational PRSU Grant (Special Grant)(8)	—	(9)	—	—	—
Total Direct(10)	$5,656,575		$13,355,173	$10,037,405	$8,089,297
Total Direct Compensation (Excluding One-Time and Special Grants)(10)	$2,475,000		$10,315,100	$7,063,145	$5,820,605

(1)	2016 base salary was $1,100,000. This reflected no increase from 2015.
(2)
Target award opportunity equal to 125% of salary. For 2016 Mr. Thompson received an annual bonus, based on achievement against an Adjusted EBITDA goal of $1,934,625, or 140.7% of his target bonus of $1,375,000.

(3)
In 2015 the Company granted stock options for 310,000 shares and an exercise price of $71.75 per share, and these stock options will only have value if our stock price appreciates between grant date and time of exercise. For the annualized value, the grant date value is averaged over 2 years, since no additional annual grants were made in 2016. For the 2016 total realizable compensation, no value is shown because the exercise price of $71.75 exceeded the closing price of the common stock on December 30, 2016 of $68.28 and the closing price of the common stock on March 1, 2017 of $47.22.

(4)
In 2015 the Company granted restricted stock units for 118,000 shares. For the annualized value, the grant date value is averaged over 2 years, since no additional annual grants were made in 2016. For the 2016 total realizable compensation, the value is calculated by multiplying one-half of the grant, or 59,000 shares, by $68.28, the closing price of the common stock on December 30, 2016, or $47.22, the closing price of the common stock on March 1, 2017, as applicable.

(5)
Reflects a $1.6 million one-time signing bonus paid in 2015. If Mr. Thompson voluntarily terminates his employment (other than for Good Reason) prior to December 31, 2017, he must repay a pro-rated portion of the signing bonus to the Company. Annualized over 2.33 years.

(6)
In September 2015, Mr. Thompson purchased $5 million of Company stock and received a matching grant of 69,686 PRSUs which vest in 3 annual installments subject to meeting a requirement for positive pre-tax income for 2016, which was met. For the annualized value, the value at the date of grant is annualized over the vesting period. For the 2016 total realizable compensation, the value is calculated by multiplying one-third of the grant, or 23,228.7 shares, by $68.28, the closing price of the common stock on December 30, 2016, or $47.22, the closing price of the common stock on March 1, 2017, as applicable.

(7)
In February 2016, the Compensation Committee approved a special incentive program for senior management pursuant to which the Company would issue PRSUs to match open market stock purchases made by the executives, up to a cap. These PRSUs vest over a 5 year period subject to meeting a requirement for positive profits for 2016, which was met. Mr. Thompson received 51,370 PRSUs to match the purchase of 51,370 shares in the open market for a total purchase price of $2,999,995. For the annualized value, the grant date value is annualized over the vesting period. For the 2016 total realizable compensation, the value is calculated based on one-fifth of the total shares, or 10,274, multiplied by $68.28, the closing price of the common stock on December 30, 2016, or $47.22, the closing price of the common stock on March 1, 2017, as applicable.

(8)
This grant of 620,000 PRSUs runs through 2017 (or 2018 with a reduced award opportunity) and is tied to an aspirational performance goal of achieving more than $650 million in Adjusted EBITDA for 2017 or 2018. The Compensation Committee believes these are challenging performance hurdles and, if achieved, would likely result in significant stockholder value creation. This is a special grant and the Compensation Committee does not expect that it would grant any similar aspirational award for any performance period beginning prior to 2018. Because the performance requirement for vesting is so challenging, at the time of grant these shares were not expected to vest; therefore, no value attributable to these PRSUs is included in the Summary Compensation Table. In light of the revised business outlook for 2017 the Compensation Committee no longer believes that these aspirational PRSUs serve as a meaningful incentive tool. See “2017 Compensation Actions” below.

(9)
Amount shown represents the grant date fair value, based on the probable outcome of the performance conditions as of the grant date computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718). For a discussion of our accounting treatment for these aspirational PRSU grants, please refer to Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. For informational purposes, assuming that we achieve more than $650 million in Adjusted EBITDA for 2017, the grant date fair value would be $44,485,000, calculated by multiplying the maximum number of shares issuable under the PRSUs (620,000) by the price on the grant date ($71.75).

(10)	Does not include value of aspirational PRSU grants, as described in Note 8.

Our Commitment to Aligning Pay with Performance

We set challenging performance goals and are committed to aligning pay with performance. The following table summarizes the range of annual incentive payouts and PRSUs earned, relative to target, for performance periods ending in 2014 through 2016.

AIP		PRSUs
Performance Period	% of Target Award Earned (Varies by NEO for 2014 and 2015)	Performance Period	% of Target PRSUs Earned(1)
2014	59% - 78%	2012 - 2014	0%
2015	88% - 107%	2013 - 2014	0%
2016	140.7%	2014 - 2015	79.0%
		2014 - 2016	71.2%

(1)	Mr. Thompson did not receive any of these grants as he joined the Company in September 2015.

We continue to set challenging performance hurdles, as demonstrated by the range of payouts in our annual incentive programs from 2014-2016 and in our LTIP payouts from 2014-2016 and the aspirational PRSU grants made in 2015 and 2016, which are tied to aspirational goals and described in more detail in the section titled “2016 Compensation Actions - Aspirational Grants” later in this CD&A.

Roles of the Committee, Compensation Consultant and Management

The Compensation Committee is comprised solely of independent directors and is responsible for determining the compensation of our CEO and other NEOs. The Compensation Committee's composition has changed significantly in the last two years in connection with the significant change in the composition of the Board in 2015 and the Company's transition to a smaller Board in 2016. The Compensation Committee is currently comprised of Messrs. Luther (Chair), Nabi and Neu. Mr. Nabi joined the Compensation Committee in May 2015, Mr. Neu joined the Compensation Committee in February 2016, and Mr. Luther joined the Compensation Committee (as Chair) in May 2016.

The Compensation Committee receives assistance during its evaluation process from: (1) Frederic W. Cook & Co., Inc. (“Cook”), the Compensation Committee’s independent consultant; and (2) our CEO and internal compensation staff, led by our Senior Vice President, Human Resources. Cook has been retained by and reports directly to the Compensation Committee; it does not have any other consulting engagements with management. Cook, at the Compensation Committee’s request, regularly provides independent advice on current trends in compensation design, and provides executive compensation data and compensation program proposals to assist in evaluating and setting the overall structure of our executive compensation program and the compensation levels of our NEOs.

The Compensation Committee reviews and evaluates the CEO’s performance and determines and approves the CEO’s compensation. The Compensation Committee also reviews, with input from the CEO, the performance of the executive vice presidents (the “EVPs”) and determines and approves the compensation for the EVPs. Our CEO reviews the compensation of the other executive officers annually and makes recommendations to the Compensation Committee regarding base salary, annual incentive and long-term incentive compensation plans.

Peer Group

Our Compensation Committee examines competitive peer group and survey information, compiled by Cook, as one of many factors to assist in determining base salary, annual incentive compensation and stock-based long-term equity awards. In addition to market data, the Compensation Committee considers factors such as individual performance, internal equity among executives, promotion potential and retention risk in determining total compensation for our NEOs. The Compensation Committee periodically benchmarks our executive compensation against the compensation paid to executives at a peer group of publicly-traded companies of similar size and in similar industries to the Company (the “Peer Group”) to obtain a general understanding of current compensation practices. The 23 companies currently comprising the Peer Group provide a useful comparison to the Company based, among other things, on their similarity in size, revenues, enterprise value, EBITDA, EBITDA margin, scope of operations and branded consumer product focus. The Compensation Committee periodically evaluates the appropriateness of the size and composition of the Peer Group, and makes changes to its membership in response to mergers and acquisitions and changes in organizational comparability. In 2016 the Peer Group was changed to delete Mattress Firm Holding Corp., which was acquired in 2016, and to delete Newell Rubbermaid and Jarden, which combined during 2016 and as a result no longer met the revenue criteria, and to add La-Z-Boy and lululemon athletica.

As noted above, we benchmark our compensation practices against the Peer Group. Prior to 2016, our overall philosophy had been to target base salary and annual cash incentive at the market median, and long term incentive opportunities between the 50th and 75th percentiles. For 2016, we kept the base salary and annual incentive target compensation at the 50th percentile and also determined that the annual long-term incentive compensation grants should transition over the next few years to the median or 50th percentile of the Peer Group. In addition, as discussed above under “Introduction,” over the last year in order to create a more focused, efficient management structure we have significantly reduced the size of our senior management team.

The Peer Group companies are listed below:

Peer Group
Brunswick Corp.	Harman International Industries, Inc.	Polaris Industries Inc.
Carter's Inc.	Hasbro Inc.	Select Comfort Corp.
Columbia Sportswear Company	Herman Miller, Inc.	Steelcase Inc.
Deckers Outdoor Corporation	La-Z-Boy	Tupperware Brands Corporation
Dorel Industries Inc.	Leggett & Platt, Inc.	Under Armour, Inc.
Fossil Group Inc.	Lexmark International, Inc.	Williams-Sonoma Inc.
Gildan Activewear Inc.	lululemon athletica	Wolverine World Wide, Inc.
Hanesbrands Inc.	Mohawk Industries, Inc.

Tally Sheets

In addition to considering compensation levels for the Peer Group, the Compensation Committee also considers information contained in total compensation tally sheets for each NEO. The Compensation Committee uses tally sheets to evaluate accumulated equity value and total compensation opportunities. The tally sheets summarize each component of compensation, including base salary, annual incentive plan payout, vested and unvested long-term incentive plan awards, 401(k) company contributions, health and welfare benefits, perquisites and potential payments in the event of termination of employment under various scenarios.

Compensation Philosophy and Objectives

Each element of our compensation program is designed to attract, motivate and retain our management talent and to reward management for strong Company performance and successful execution of key business plans and strategies. We believe that our compensation philosophy aligns management incentives with the long-term interests of our stockholders.

Compensation Components

The principal components of compensation for our NEOs include the following. In order to provide some context for the compensation decisions in 2016, we also provide below some information on LTIP awards made in 2015.

Pay Element	Purpose	Description	Link to Performance
Annual Base Salary	To attract and retain leadership talent and to provide a competitive base of compensation that recognizes the executive’s skills, experience and responsibilities in the position.	Fixed, non-variable cash compensation.
Base salary levels are based on a number of factors and are significantly influenced by each individual’s sustained performance over time, including promotion to higher positions. Base salary is targeted at a competitive level, generally near the market median for each executive.

Annual Incentive Plan (AIP) Awards	To provide executives with a clear financial incentive to achieve critical short-term financial and operating targets or strategic initiatives.	Variable annual cash incentive with payout based on Company and individual performance over the fiscal year.
Annual incentive opportunity is targeted at a competitive level, generally near the market median for each executive. The actual incentive award payout is based on the achievement of the performance criteria and can range from 0% to 200% of target payout. 100% of the FY 2016 AIP payout opportunity was based on the Company’s Adjusted EBITDA for 2016. Using a Company-wide performance goal based on Adjusted EBITDA promotes collaboration and focuses the entire Company on a goal that strongly correlates with stockholder value creation.

Annual Long-Term Incentive Awards
To align a significant portion of executive compensation to the Company's long-term operational performance as well as share price appreciation and total stockholder return. This component serves to motivate and retain executive talent.
Annual grants of stock options, PRSUs, and/or restricted stock.
The Company has granted annual LTIP awards in the form of stock options, PRSUs and restricted stock units (“RSUs”). In 2016, the Compensation Committee determined that the size of the target annual long-term incentive grants should transition over time to the median or 50th percentile of the Peer Group from the prior practice of targeting the point between the median and the 75th percentile of the Peer Group.
Stock options have value only if and to the extent our share price increases from the date of grant to the time of exercise.
PRSUs are granted to reward participants for the successful achievement of multi-year performance objectives, using a currency (common stock) that is strongly aligned with stockholder interests.
Target long-term incentive grant values in 2015 were allocated 67% to PRSUs and 33% to stock options. PRSUs awarded in 2015 under the annual grant (to all NEOs except Mr. Thompson) are tied to our three-year Adjusted EPS performance over the 2015 - 2017 periods.
The annual LTIP grants for 2016 were in the form of RSUs vesting over 4 years. The Compensation Committee chose to use RSUs rather than PRSUs primarily to enhance retention and equity stakes. The RSUs awarded to our NEOs were also subject to satisfaction of a performance test for Section 162(m) purposes of “positive profits” for 2016, which was met. In addition, the NEOs had a number of PRSU grants still outstanding and RSUs are less dilutive, in terms of overall share usage, than stock options, and may help manage potential stockholder dilution from equity plans.

Special Long-Term Incentive Awards
In addition to annual LTIP grants, the Company has also issued special or one-time grants, for several different purposes, including aspirational awards tied to very challenging performance goals and matching awards to incent our NEOs to make significant long term cash investments in our common stock.
In the latter part of 2015, NEOs and other senior executives received special aspirational PRSU grants tied to the goal of achieving more than $650 million in Adjusted EBITDA in 2017. If the aspirational goals are not met in 2017 but are achieved in 2018, participants can earn one-third of the total shares subject to the awards. The Compensation Committee believes these are challenging performance hurdles and, if achieved, would likely result in significant stockholder value creation. These PRSU grants are described elsewhere in this Proxy Statement.
In September 2015, Mr. Thompson purchased $5 million of Company stock and received a one-time matching grant of 69,686 PRSUs which vest in 3 annual installments, subject to a threshold performance goal of positive pre-tax income 2016, which was met.
In 2016 we approved a new matching PRSU program for senior executives, including the NEOs, under which the Company issued PRSUs to match purchases of shares in the open market, up to specified caps. These PRSUs vest over five years, subject to a threshold performance goal of positive pre-tax income for 2016, which was met.
Mr. Thompson’s other equity awards are described above under “CEO Annualized Compensation Values and Pay-for-Performance Alignment” and include grants of stock options and RSUs intended to cover both 2015 and 2016 awards.

Overall, the Compensation Committee seeks to strike a balance among the three ongoing components of salary, annual cash bonus and annual equity awards, and also provide special equity grants from time to time that create additional significant incentives for exceptional performance, require management to make significant long-term cash investment in our common stock or address specific retention or incentive issues, with an emphasis on ensuring that a majority of the total potential compensation for the Company’s executive officers is significantly at risk and tied to overall Company performance. Our Compensation Committee changed its overall philosophy on compensation starting in 2016. Prior to 2016, our overall philosophy had been to target base salary and annual cash incentive at the market median, and long term incentive opportunities between the 50th and 75th percentiles. For 2016, we kept the base salary and annual incentive target compensation at the 50th percentile and also determined that the annual long-term incentive compensation grants should transition over the next few years to the median or 50th percentile of the Peer Group.

Compensation Mix

The charts below show that most of our NEOs’ target pay mix (or annualized pay mix based on the initial compensation package to our CEO, excluding one-time and special grants and sign-on bonus) is variable and at risk. For the CEO, 89% of the annualized initial pay package was provided in the form of annual and long-term incentives. For the other NEOs, annual and long-term incentives made up 76% of the total target pay mix. The proportions of each pay component shown below may change in the future based on market or performance considerations.

2016 Target Compensation Mix:

Due to the unique nature of the aspirational PRSU grants, and the probability at the grant date that the performance target will not be achieved, they are not included in the charts below.

CEO[1]

Base Pay
11%
Annual
Incentive
13%
Long Term
Incentive
76%

Other NEOs[2]

Base Pay
24%
Annual
Incentive
18%
Long Term
Incentive
58%

(1)
Mr. Thompson’s chart excludes the performance-based Matching PRSU grants, his initial signing bonus and the special grant of aspirational PRSUs, as these are all viewed as special or one-time grants (see “CEO Annualized Compensation Values and Pay-for-Performance Alignment - Supplemental Table of Pro-Forma Annualized Target Total Direct Compensation Value for Mr. Thompson” for a description of the elements included in Mr. Thompson’s compensation). In addition, the stock option and restricted stock grants to Mr. Thompson made in 2015 are annualized over 2 years since Mr. Thompson did not receive a regular annual long term incentive award in 2016.

(2)	The chart for other NEOs excludes the aspirational PRSU grants in light of the nature of the grant and the probability that the performance target will not be achieved.

2016 COMPENSATION ACTIONS

Base Salary

Mr. Thompson’s base salary was established pursuant to his employment agreement and Mr. Hytinen’s ending 2015 salary reflects his promotion to EVP and CFO in July 2015. The table below summarizes the annualized salary changes during the year:

Named Executive Officer	2015 Annual Salary	2016 Annual Salary	Increase (%)
Scott L. Thompson	$1,100,000	$1,100,000	—
Barry A. Hytinen(1)	$430,000	$460,000	7%
Richard W. Anderson	$441,000	$441,000	—
David Montgomery	£298,576	£298,576	—
Jay G. Spenchian	$440,000	$440,000	—

(1)	Mr. Hytinen was promoted to CFO during 2015. Amount shown represents his annualized salary at the end of 2015.

Mr. Hytinen received a 7% increase in base salary for 2016 as compared to his ending salary in 2015. This increase reflects his promotion to CFO during 2015 and an increase required to place him near the median for the Peer Group. No other NEO received an increase in salary for 2016.

2016 Annual Incentive Program

Our annual incentive program (“AIP”) ensures that a significant portion of each NEO’s annual compensation is at risk and dependent on overall Company performance. The program provides NEOs a clear financial incentive to achieve critical short-term financial and operating targets or strategic initiatives. The Compensation Committee is responsible for administering the AIP pursuant to the terms of our Second Amended and Restated Annual Incentive Bonus Plan for Senior Executives (the “2015 Annual Incentive Plan”) which was approved by our stockholders in May 2015. The 2015 Annual Incentive Plan provides for cash-based performance awards, including awards intended to qualify as performance compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”).

The design and purpose of the AIP are to focus the NEOs on behaviors that support our overall performance and success. The goals are set with a reasonable level of difficulty that requires the Company and NEOs to perform at a high level in order to meet the goals and objectives. The attainment of these goals and objectives is not assured. Payouts in any year above 100% (target level) indicate significant accomplishment with performance above expectation.

The following table sets forth the targeted annual incentive levels for each NEO in 2016, shown as a percentage of his annual base salary at year-end, along with the maximum potential incentive opportunity:

Named Executive Officer	Target Award as a % of Salary	Target Award	Maximum Award as a % of Salary
Scott L. Thompson	125%	$1,375,000	250%
Barry A. Hytinen	70%	$322,000	140%
Richard W. Anderson	70%	$308,700	140%
David Montgomery	70%	£209,003	140%
Jay G. Spenchian	70%	$308,000	140%

Messrs. Anderson, Montgomery and Spenchian received the same target bonus for 2016 as in 2015. Mr. Thompson joined the Company in September 2015 and received a fixed bonus for 2015 of $458,000, pursuant to his employment agreement. Mr. Hytinen’s target bonus for 2016 was increased to 70% to reflect his promotion to CFO during 2015.
The Compensation Committee determined that our Adjusted EBITDA should be the sole performance metric for the 2016 AIP, to simplify the plan design by eliminating multiple goals and different goals for different groups, and to eliminate subjective goals, and promote collaboration. The Compensation Committee believes that Adjusted EBITDA strongly correlates with long-term stockholder value creation. Performance is measured with no adjustment for currency fluctuations, consistent with our financial statements, to further align executive and stockholder interests.
In order to ensure that our 2016 AIP complies with Section 162(m) of the Code, the Company had to meet a threshold goal of positive profits in order for any annual incentive to be earned for 2016 by our NEOs. If this threshold goal was achieved, then each NEO’s potential annual incentive bonus became earned at the maximum bonus payable under the 2016 AIP, subject to the exercise by the Committee of its authority to reduce (but not increase) the actual amount of the annual incentive bonuses payable. The Committee determined that the Company had met the threshold goal of positive profits for 2016, and the Committee then used its discretion to finalize the amount of the incentive awards for each NEO based on the Company's Adjusted EBITDA and the performance matrix adopted by the Committee when it created the 2016 AIP, including discretion authorized under the 2016 AIP to make adjustments for extraordinary events not contemplated in the 2016 budget approved by the Board of Directors. After making a discretionary adjustment of $4.7 million to reflect extraordinary costs incurred in the fourth quarter of 2016 relating to the Mattress Firm relationship, our Adjusted EBITDA calculated for purposes of the 2016 AIP was $526.3 million, which under the goals set for the 2016 AIP represented a pay-out at 140.7% of the target bonus. The Compensation Committee believes that the Adjusted EBITDA targets for 2016 were challenging, with a minimum requirement of $470 million in Adjusted EBITDA for a 50% bonus payout, $510 million in Adjusted EBITDA for a 100% target bonus payout and $550 million in Adjusted EBITDA for a 200% bonus payout. These targets represented a 3.1%, 11.9% and 20.7% increase in Adjusted EBITDA over 2015, respectively. The $526.3 million in Adjusted EBITDA for 2016 represents a 15.5% increase over Adjusted EBITDA for 2015, reflecting the significant improvement in our profitability in 2016, driven by management's successful efforts to improve our operations and other factors discussed above under "Business Summary." Based on this performance, each of our NEOs received a bonus payment as set forth below:

Named Executive Officer	2016 Target	Percentage of Overall Incentive Target	2016 Actual Payout
Scott L. Thompson	$1,375,000	140.7%	$1,934,625
Barry A. Hytinen	$322,000	140.7%	$453,054
Richard W. Anderson	$308,700	140.7%	$434,341
David Montgomery	£209,003	140.7%	£294,067
Jay G. Spenchian	$308,000	140.7%	$433,356

Performance-Based Retention Bonus Program

On May 30, 2015, in connection with the termination of our previous CEO, and the commencement of the search for a new CEO, the Board of Directors approved a retention program for NEOs and other senior executives. This program was established to ensure stability in the senior management team and provide additional incentives to achieve performance targets for 2015. Awards were payable in cash, and contingent on the Company achieving an Adjusted EBITDA threshold for 2015 of $444 million, which represented the consensus analysts’ estimate at the time the program was approved, and continued service through May 31, 2016 (with exceptions for termination by the Company without “Cause” or voluntary resignation for “Good Reason” as defined within employment agreements or our Severance and Retention Plan). The following retention bonus opportunities were approved for our NEOs:

Named Executive Officer	Position at Time of Grant	Value($)
Barry A. Hytinen	EVP, Corporate Development & Finance	$450,000
Richard W. Anderson	EVP and President, North America	500,000
David Montgomery	EVP and President, International	500,000
Jay G. Spenchian	EVP and Chief Marketing Officer	500,000

The Compensation Committee determined that the Company had met this Adjusted EBITDA threshold (as defined in the retention program) for 2015. In making this determination, the Committee noted that the Company’s 2015 Adjusted EBITDA as reported in its earnings release for the fourth quarter and full year 2015 was $455.8 million, and used its discretion to take into account extraordinary items that positively or negatively impacted the Company’s performance. For a description of these adjustments, refer to the calculation of Adjusted EBITDA in Appendix A to this Proxy Statement. As a result, each of the NEOs listed in the table above received the bonus listed above after satisfying the one year service period at May 31, 2016.

2016 Annual Long-Term Incentive Grants (Regular Annual Grants)

Members of senior management, including our NEOs, are eligible to receive equity compensation awards under our equity incentive plans. As previously discussed, we believe that providing equity awards as a component of compensation for senior managers aligns the interests of management with the interests of our stockholders and provides an additional method of compensation where the return is directly tied to stockholders’ return on their investment.
The Compensation Committee approved targeted equity values for each of our NEOs, other than Mr. Thompson who did not receive a regular annual equity grant in 2016. Our practice in recent years prior to 2016 had been to grant multiple forms of long-term incentive awards, each intended to accomplish different objectives. Stock options are granted to reward stock price increases and alignment with stockholders’ interests. PRSUs are granted to reward participants for the successful achievement of multi-year performance objectives, using a currency (Company common stock) that is strongly aligned with stockholders’ interests.
For 2016, the Compensation Committee determined that awards would be provided in the form of RSUs to enhance retention and equity stakes. In moving to RSUs, the Compensation Committee decided that the RSUs should vest over 4 years, rather than the 3 year vesting typically used in the past for stock options. In addition, the Compensation Committee determined that the targeted equity value of annual grants for NEOs should transition over the next few years to the median or 50th percentile of the Peer Group rather than targeting between the 50th and 75th percentile. The Compensation Committee also determined that the RSUs to be granted to NEOs would contain a performance threshold sufficient to satisfy the requirements of Section 162(m) of the Code for tax deductibility. In choosing to provide 2016 grants in the form of RSUs, the Compensation Committee noted that NEOs had a number of outstanding performance-based awards still in effect, including annual PRSU grants made in 2014 and the aspirational PRSU grants. This was the first time service-based RSUs have been granted to NEOs (other than the CEO, who did not receive a regular annual grant in 2016) in a number of years. The Compensation Committee also noted that RSUs are less dilutive, in terms of overall share usage, than stock options, and may help manage potential stockholder dilution from equity plans. Assuming that the Section 162(m) performance threshold was achieved, which it was, the 2016 RSUs vest in four equal annual installments on each of the first four anniversaries of the grant date.
Set forth below are the principal changes made to our annual long-term incentive program for 2016, as compared to 2015:

Long-Term Incentive Programs
	2015 (Annual Grant)	2016 (Annual Grant)
Allocation	67% PRSUs 33% Stock Options (Mix excludes CEO)	100% RSUs with a Section 162(m) performance threshold for NEOs
Vesting Period	3 year ratable (for stock options)	4 year ratable
Performance Measurement Period	3 years (for PRSUs)	1 year (for RSUs awarded to NEOs)
PRSU Performance Goals	Adjusted EPS(1)	—
PRSU Maximum Payout (as % of Target)	300%	—

(1)
Adjusted EPS is not a recognized term under GAAP and does not purport to be an alternative to EPS calculated in accordance with GAAP. For more information on this non-GAAP financial measure please refer to Appendix A.

Mr. Thompson did not receive annual equity grants in 2016. For Messrs. Anderson, Montgomery and Spenchian, the target value of the 2016 annual equity grants remained at the same level as the 2015 annual equity grants. For Mr. Hytinen, his target annual equity grant was increased for 2016 to $975,000 to reflect his promotion to CFO during 2015. The following table summarizes 2016 grants to the NEOs:

Named Executive Officer	Fair Value ($) 2016 LTIP Grant Date	# of RSUs
Scott L. Thompson	$—	—
Barry A. Hytinen	975,000	18,262
Richard W. Anderson	975,000	18,262
David Montgomery	1,100,000	20,603
Jay G. Spenchian	975,000	18,262

The Committee reserves the right to adjust the target award mix from year to year, as deemed appropriate. As previously noted, Mr. Thompson, who joined the Company in September 2015, received various equity grants as part of his initial compensation package. As discussed later in this section, the NEOs, including Mr. Thompson, also received the aspirational PRSU grant in the latter part of 2015. During 2016, certain NEOs, EVPs and Senior Vice Presidents ("SVPs") were eligible for matching PRSU grants if they purchased shares of our common stock in the open market. These programs are described below.

Aspirational Grants

To further encourage significant increases in profitable growth and stockholder value creation, the Board of Directors established an aspirational objective for the Company to achieve more than $650 million in Adjusted EBITDA for 2017. To achieve this aspirational objective, the Company would need to increase its Adjusted EBITDA by nearly $200 million, or more than 40%, above the Company’s Adjusted EBITDA of $455 million for 2015. To further align executive and stockholder interests, Adjusted EBITDA is measured with no adjustment for currency fluctuations, consistent with the Company’s financial statements. To reinforce this objective and encourage “aspirational pay for aspirational performance,” the Compensation Committee approved special aspirational PRSU grants for a group of senior executives, including our NEOs.

In September 2015, the Compensation Committee established an initial compensation package for Mr. Thompson which places primary emphasis on the aspirational PRSUs. Other senior executives received aspirational PRSU grants in October and December 2015. Grant date values for this special award were set well above regular target long-term incentive award levels, given the plan’s aspirational goals, which the Compensation Committee believes are challenging performance hurdles that, if achieved, would likely result in significant stockholder value creation. Because the performance requirement for vesting is so challenging, at the time of grant these shares were not expected to vest; therefore, no value attributable to these PRSUs is included in the Summary Compensation Table. To earn the full grant, the Company’s Adjusted EBITDA must exceed $650 million in 2017. If this hurdle is not met in 2017 but is achieved in 2018, participants would earn 1/3 of the grant, with the remaining portion forfeited. No PRSUs will be earned if the hurdle is not met for 2017 or 2018. Participants must also remain employed with the Company through the entire performance period to earn the award. The aspirational PRSU grants to the NEOs are shown in the following table:

Named Executive Officer	# of Aspirational PRSUs Earned for Meeting Hurdle in 2017	# of Aspirational PRSUs Earned for Meeting Hurdle in 2018
Scott L. Thompson	620,000	206,667
Barry A. Hytinen	125,000	41,667
Richard W. Anderson	80,000	26,667
David Montgomery	125,000	41,667
Jay G. Spenchian	80,000	26,667

The Compensation Committee views these as special grants and does not expect it would make similar aspirational awards covering any performance period beginning prior to 2018. However, as discussed below under “2017 Compensation Actions”, in light of the termination of contracts with Mattress Firm in January 2017 and the revised business outlook for 2017, the Compensation Committee believes that these aspirational PRSUs no longer serve as a meaningful incentive tool, and over the course of 2017 the Compensation Committee will review the Company’s performance and business outlook to consider whether the Committee should take steps to ensure that the Company’s equity incentive grants continue to support the Company’s incentive compensation strategy and pay-for-performance philosophy.

2016 Special Matching PRSU Program

In February, 2016, the Compensation Committee and the Board of Directors added an additional incentive program for a group of senior executives in the Company including our CEO. This program provided an incentive for these executives to purchase Tempur Sealy International stock in the open market at market prices between February 25, 2016 and September 15, 2016, subject to compliance with our trading window guidelines and to hold the purchased stock for five years. Under the terms of the program, if an executive purchased Company shares according to the parameters of the program, including the applicable cap as described below, the Company committed to matching the executive’s investment with a matching value of PRSUs, referred to as "matching PRSUs." These matching PRSUs will vest ratably over a five year period, and were subject to a performance threshold for Section 162(m) purposes of positive profits (as defined in the program) for 2016, which was met. Unvested matching PRSUs will expire should executives sell any of their purchased shares during the 5 year vesting period. The Compensation Committee and Board of Directors strongly believe that encouraging our senior executives to make and retain meaningful long term cash investments creates a strong performance incentive and further aligns our senior executives with our stockholders. The following table summarizes the maximum potential grants under this program for the NEOs (based on the total purchase price paid by the applicable NEO for shares purchased):

Named Executive Officer	2016 Stock Purchase Program Company Matching Limit - PRSUs ($)	Total Matchable Purchases Made by NEO($)	Number of Matching PRSUs Issued	Value of Matching PRSUs at Time of Grant($)
Scott L. Thompson	$3,000,000	$3,000,000	51,370	$3,181,573
Barry A. Hytinen	1,000,000	1,000,000	16,663	987,283
Richard W. Anderson	1,000,000	1,000,000	17,430	1,101,402
David Montgomery	1,000,000	—	—	—
Jay G. Spenchian(1)	1,000,000	900,000	15,800	919,342

(1)
Mr. Spenchian left the Company effective February 28, 2017. As a result, Mr. Spenchian forfeited all of this grant of matching PRSUs in accordance with the terms of the award agreement and his separation agreement. For a discussion of the terms relating to Mr. Spenchian’s departure please refer to “2017 Compensation Actions - Departure of Mr. Spenchian."

Prior Year PRSU Grants with Performance Cycles Ending in 2016

In 2014, members of senior management, including several of our current NEOs, were granted PRSUs that vested based upon achievement of certain goals relating to 2016 Net sales and EBIT Margin objectives. Company results were between threshold and target performance levels, resulting in 71.2% of the target number of PRSUs being earned.

Departure of Mr. Spenchian

The Company announced on February 13, 2017 that Mr. Spenchian would be leaving the Company effective February 28, 2017. In connection with the foregoing, Mr. Spenchian and the Company entered into a letter agreement dated February 15, 2017 confirming the terms of his separation pursuant to his employment agreement, including the payment of his 2016 performance bonus, the payment of a pro rata portion of his performance bonus for 2017, subject to the attainment of the Company’s goals for 2017, payment of severance and maintenance of welfare benefits for 12 months, non-disparagement provisions and a general release and waiver by Mr. Spenchian of all claims. In addition, Mr. Spenchian has agreed to provide consulting services for six months and the Company will pay a consulting fee of $37,500 per month.

2017 COMPENSATION ACTIONS

Set forth below is a brief summary of the compensation decisions made by the Compensation Committee in late December 2016 and early 2017 relating to compensation for 2017. Many of these decisions were made prior to January 30, 2017, when we announced the termination of our contracts with Mattress Firm, our largest customer, and the wind down of our business with Mattress Firm over the first quarter of 2017. Although we strongly believe that this termination is in the best long-term interests of our stockholders, as discussed in our Form 10-K for the year ended December 31, 2016, it is expected to have a significant negative impact on our ability to achieve our original sales and profitability goals for 2017. In light of these events, the Compensation Committee, after careful review and feedback from stockholders, took certain actions to retain and focus the executive team and key employees during this transitional period as described below. In addition, in light of the termination of contracts with Mattress Firm in January 2017 and the revised business outlook for 2017, the Compensation Committee no longer believes it is likely that any portion of the PRSUs granted in 2014 and with a performance target based on Adjusted EPS for 2017 will vest. In addition, the Compensation Committee believes that the aspirational PRSUs no longer serve as a meaningful incentive tool, and accordingly over the course of 2017 the Compensation Committee will review the Company’s performance and business outlook to consider whether the Committee should take steps to ensure that the Company’s equity incentive grants continue to support the Company’s incentive compensation strategy and pay-for-performance philosophy.

 2017 Base Salary

No NEO received an increase in base salary for 2017.

2017 Annual Incentive Program (AIP)
Company-wide Adjusted EBITDA was selected as the sole performance metric for the 2017 AIP, consistent with the change made by the Compensation Committee in 2016 to simplify the program design by eliminating multiple goals and different goals for different groups, and to eliminate subjective goals, and promote collaboration. The Compensation Committee believes that Adjusted EBITDA strongly correlates with long-term stockholder value creation. Performance will be measured with no adjustment for currency fluctuations, consistent with the Company’s financial statements, to further align executive and stockholder interests. In order to ensure that our AIP complies with Section 162(m) of the Code, the Company must meet a threshold goal of positive profits in order for any annual incentive to be earned for 2017 by our NEOs. If this threshold goal is achieved, then each NEO's potential annual incentive bonus will become earned at the maximum bonus payable, subject to the exercise by the Committee of its authority to reduce (but not increase) the actual amount of the incentive bonus payable. In addition, the Committee is authorized to make adjustments to reflect extraordinary events not contemplated by the budget approved by the Board in December 2016 (but no adjustment may be made with respect to the threshold goal adopted for Section 162(m) purposes).

The 2017 AIP was adopted by the Committee in December 2016 and the performance metrics were based on the budget for 2017 adopted by the Board in December 2016. As a result of the termination of the Mattress Firm relationship discussed above and the Company’s revised expectations for 2017, the Committee determined that the recently-approved 2017 AIP no longer served as a meaningful performance incentive for the remainder of the year based on the original Adjusted EBITDA goals. In response, and at the request of the CEO that the Committee provide assurances to participants in the 2017 AIP other than the CEO, pursuant to the discretion reserved under the 2017 AIP to make adjustments for extraordinary events the Committee committed that the bonuses under the 2017 AIP would be paid at least at 100% of target (other than for the CEO) to retain and focus the executive team and key employees during this transitional period. This commitment for a payout at target does not affect the requirement for NEOs to meet the Section 162(m) threshold test described above and does not apply to the CEO, who will remain subject to the 2017 AIP as originally adopted, including the exercise by the Committee of its discretion as described above.

No adjustments were made to target annual incentive award opportunities for the NEOs for 2017.

2017 Annual Long-Term Incentive Grants (Regular Annual Grants)
The Compensation Committee approved targeted equity values for each of our NEOs. The Compensation Committee also determined that the regular annual awards for 2016 will be provided in the form of RSUs to enhance retention and equity stakes. The Compensation Committee decided that the RSUs should vest over 4 years, rather than the 3 year vesting typically used in the past for stock options. The Compensation Committee also determined that the RSUs to be granted to NEOs would contain a performance threshold sufficient to satisfy the requirements of Section 162(m) of the Code for tax deductibility. In choosing to provide the regular 2017 grants in the form of RSUs, the Compensation Committee noted that NEOs have a number of outstanding performance-based awards still in effect, including annual PRSU grants made in 2014 with a performance period ending December 31, 2017 and the aspirational PRSU grants. The Compensation Committee also noted that RSUs are less dilutive, in terms of overall share usage, than stock options, and may help manage potential stockholder dilution from equity plans. The 2017 RSUs vest in four equal annual installments on each of the first four anniversaries of the grant date, assuming the Section 162(m) performance goal is achieved for 2017.

The following table summarizes the 2017 annual grants to the NEOs:

Named Executive Officer	2017 LTIP Grant Date Fair Value ($)(1)	# of RSUs
Scott L. Thompson	$7,000,000	100,719
Barry A. Hytinen	975,000	14,029
Richard W. Anderson	975,000	14,029
David Montgomery	1,100,000	15,827
Jay G. Spenchian(2)	975,000	14,029

(1)	The grant date fair value is based on $69.50, the closing price of the Company’s common stock on January 5, 2017, the grant date. On March 1, 2017, the closing price of the common stock was $47.22.
(2)
Mr. Spenchian left the Company effective February 28, 2017. As a result, Mr. Spenchian forfeited a portion of this grant of RSUs in accordance with the terms of the award agreement and his separation agreement. For a discussion of the terms relating to Mr. Spenchian’s departure please refer to “2017 Compensation Actions - Departure of Mr. Spenchian.”

2017 Special Long-Term Incentive Grants

In addition to the annual 2017 long-term incentive grants described above, in early 2017 our Compensation Committee also approved a special grant for members of management. These special grants were awarded to recognize significant improvements in the Company’s operations and profitability since September 2015 and the cost savings resulting from the smaller management team created as part of senior management’s efforts to develop a more streamlined management structure. The special grant to the NEOs was in the form of stock options vesting over 4 years. The Committee chose to make these awards in the form of stock options because these special grants will only have value if and to the extent our stock price increases over time, and also to distinguish the grants from the regular annual grants made in the form of RSUs. In addition, in order to maximize the retentive effect of these grants, if the employee leaves for any reason before the end of four years, all of the unvested equity awards will terminate.

The following table summarizes the 2017 special grants to the NEOs:

Named Executive Officer	2017 LTIP Grant Date Fair Value ($)(1)	# of Stock Options	Exercise Price($)
Scott L. Thompson	$7,456,146	339,476	$69.50
Barry A. Hytinen	1,038,531	47,284	69.50
Richard W. Anderson	1,038,531	47,284	69.50
David Montgomery	1,171,675	53,346	69.50
Jay G. Spenchian(2)	1,038,531	47,284	69.50

(1)	The grant date fair value is based on the Black-Scholes value determined as of January 5, 2017, the grant date. On March 1, 2017, the closing price of the common stock was $47.22.
(2)
Mr. Spenchian left the Company effective February 28, 2017. As a result, Mr. Spenchian forfeited all of this grant of stock options in accordance with the terms of the award agreement and his separation agreement. For a discussion of the terms relating to Mr. Spenchian’s departure please refer to “2017 Compensation Actions - Departure of Mr. Spenchian.”

The long-term incentive grant values determined by the Compensation Committee and the Board are consistent with our compensation philosophy as discussed above.

2016 COMPENSATION FOR FORMER NAMED EXECUTIVE OFFICER

Departure of Mr. Yaggi

The Company announced on March 10, 2016 that the Company and Mr. Yaggi had agreed that Mr. Yaggi would leave the Company effective March 31, 2016. Accordingly, this section contains a discussion of the 2016 compensation paid to Mr. Yaggi, as well as other information relevant to an understanding of how and why the Company paid this compensation.

In setting 2016 compensation for Mr. Yaggi, the Company adopted the same overall design, purposes, objective and other aspects of its pay for performance philosophy as it did in setting 2016 executive compensation for the other NEOs. A brief summary of each component of pay is outlined below.

•
Base Salary: Mr. Yaggi, like the other NEOs other than Mr. Hytinen, did not receive a salary increase as part of the normal review process in 2016. At the time of his departure, Mr. Yaggi’s annual salary was $690,000.

•
Retention Bonus Award: Mr. Yaggi participated in the 2015 Retention Bonus Plan, with a target award value of $1,000,000. Since the Company achieved the 2015 performance hurdle associated with this incentive, and since Mr. Yaggi was terminated by the Company without Cause, he received this award in June 2016, per the terms of the Retention Bonus Plan. This value is included in the Summary Compensation Table.

•
Annual Incentive: Mr. Yaggi’s 2016 target annual incentive opportunity of 80% of salary was identical to his 2015 target opportunity. Per the terms of his employment agreement, Mr. Yaggi did not receive any annual incentive pay for 2016, but he did receive an additional severance payment in a lump sum payment in the amount of $137,622, equal to a prorated portion of his base salary based on the number of days of the calendar year prior to the effective date of termination, following his termination by the Company without Cause on March 31, 2016.

•
Long-term Incentives: Under the regular annual grant process, on February 11, 2016, Mr. Yaggi received 35,587 RSUs with the same terms as grants to other NEOs as described above under the heading “2016 Annual Long-Term Incentive Grants (Regular Annual Grants).” Pursuant to the terms of the award agreement, following Mr. Yaggi’s termination by the Company without Cause, the number of RSUs was reduced to 8,897 shares to reflect his partial year of service in 2016, with the remaining RSUs subject to the original performance conditions and vesting schedule.

Severance Compensation:

Name	Benefits and Payments	Termination By Company Without Cause($)
W. Timothy Yaggi	Cash Severance(1)	$1,900,891
	Annual Incentive Payment(2)	—
	Acceleration of Equity Awards(3)	—
	Health and Welfare Continuation(4)	15,912
	Reimbursement of Legal Fees and Outplacement Services	—

(1)
For Mr. Yaggi, the amount presented under Cash Severance for Termination by Company without Cause includes consulting fees of $62,500 per month for 12 months, an additional lump sum amount equal to the pro-rata portion of base salary based on the number of days of the calendar year prior to the effective date of termination and payment of accrued but unused vacation.

(2)	Mr. Yaggi’s agreement did not provide for payment of a prorated portion of the 2016 annual incentive compensation. Rather, it provided for the additional lump sum amount described in footnote 1 above.
(3)
None of Mr. Yaggi’s equity awards accelerated as a result of his termination of employment. The number of shares of stock covered by certain of the outstanding awards was prorated downward as a result of the termination event, and these awards will continue to vest, subject to the original performance conditions where applicable and vesting schedule as described above under “2016 Annual Long-Term Incentive Grants (Regular Annual Grants).”

(4)	Mr. Yaggi is eligible to continue to participate in welfare benefit plans offered by the Company for a period of one year following termination without Cause.

OTHER COMPENSATION-RELATED POLICIES

Executive Stock Ownership Guidelines

Our Board of Directors has adopted minimum stock ownership guidelines for our executive officers and directors. The principal objective of the guidelines is to enhance the linkage between the interests of stockholders and our executive officers and directors by requiring a meaningful, minimum level of stock ownership. The current guidelines provide that, within five years of becoming subject to the stock ownership guidelines, our CEO should own shares valued at an amount equal to six times his base salary, and that all other executive officers should own shares valued at an amount equal to three times the executive’s base salary. Our directors also are required to own, within five years of becoming subject to the stock ownership guidelines, shares valued at an amount equal to five times the director’s annual cash retainer (excluding any cash retainers paid for any committee or as Chair or Lead Director). Compliance will be determined based on the value of holdings of shares of stock and all vested restricted shares, restricted stock units, deferred stock units, performance units and other vested equity awards (“vested awards”), but do not include any unvested equity awards or vested stock options. The value of holdings of stock and vested awards is based on the average closing price of the Company’s common stock on the NYSE for the most recent period from February 15 through May 14. The number of shares underlying vested awards that may be included in the value of the holdings is calculated net of the number of shares necessary to cover estimated taxes with respect to such vested awards that have not yet become payable. Until the guidelines are met, executive officers and directors are required to retain at least 50% of the “Net Profit Shares,” as defined below, and will be deemed to be in compliance with the guidelines while they comply with this retention obligation. “Net Profit Shares” means all shares of common stock received on vesting or earn-out of vested awards and shares received on exercise of stock options, in each case net of shares of common stock sold or withheld for payment of the exercise price or to pay any taxes related to the equity awards.
If an executive officer or director achieves compliance with these guidelines and then falls out of compliance as of the end of the next measuring period due to changes in the market price of the common stock or an increase in base salary or cash retainer, that person will not be required to purchase shares in order to regain compliance, but will be deemed to be in compliance if going forward he or she retains at least 50% of his or her Net Profit Shares. In addition, if the person falls out of compliance for any other reason that person will be deemed to have remained in compliance if he or she retained at least 50% of his or her Net Profit Shares. The compliance of any director who is an employee of an institutional stockholder of the Company, and has waived any right to receive compensation as a Director, will be calculated based on the stock ownership of that institutional stockholder and the average annual cash retainer paid to other directors as of the end of the measurement period. For 2016, all of our executives and directors were on track to maintain compliance with the minimum stock ownership guidelines.
Anti-Hedging and Anti-Pledging Policy
The Company’s Insider Trading and Confidentiality Policy prohibits employees, executive officers and members of the Board of Directors from hedging or pledging Company securities.
Clawback Policy
In early 2015, we adopted a Clawback Policy that provides that certain performance-based compensation is recoverable from an officer if we determine that an officer has engaged in fraud, willful misconduct or gross negligence that directly caused or otherwise directly contributed to the need for a material restatement of our financial results. Performance-based compensation includes all annual incentives and long-term incentives with performance features based on our financial performance, whether paid in cash or in equity, where the award or size of the award was contingent on such performance. If our Committee determines, in its reasonable discretion, that any such performance-based compensation would not have been paid or would have been at a lower amount had it been based on the restated financial results, it will report its conclusions to the Board. If the Board determines action is necessary or appropriate, the Board may within 12 months of such a restatement, to the extent permitted by applicable law, seek recoupment from such officer of the portion of such performance-based compensation that is greater than that which would have been awarded or earned had such compensation been calculated on the basis of the restated financial results.

Other Benefits / Perquisites
We offer a 401(k) plan to all of our eligible U.S. employees, including our senior management and our NEOs other than Mr. Montgomery, who is a citizen of the United Kingdom. The 401(k) plan is designed to allow employees to save for retirement as well as defer current earnings and recognize them later in accordance with statutory regulations when their individual income tax rates may be more beneficial. In 2016, in accordance with the terms of the plan, we matched 100% of the first three percent of each match-eligible participating employee’s salary that is deferred and 50% of the fourth and fifth percent of salary deferred. We made the matching contribution in 2016 for all match-eligible participating employees, including the match-eligible participating NEOs. In addition, the 401(k) plan permits us to provide a discretionary contribution of up to 3% of eligible compensation to eligible participants. We do not expect we will provide a discretionary contribution to plan participants for the year ending December 31, 2017. The decision to make the discretionary contribution is at our sole discretion.
We do not offer any other U.S. defined contribution or defined benefit pension plans in which executive officers, including the NEOs, are eligible to participate. There are no alternate plans in place for senior management except for Mr. Montgomery. For more information regarding Mr. Montgomery’s pension benefits see “Potential Payments upon Termination or Change in Control” elsewhere in this Proxy Statement.
We provide reimbursement for financial planning expenses for NEOs of up to $10,000 per year. The new program is intended to cover some, if not most, of the expense associated with having a financial advisor and to allow executives more time to focus on business and personal matters.
We also offer various broad-based employee benefit plans. NEOs participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may apply. Our NEOs also receive certain other benefits that are discussed in Note 3 to the Summary Compensation Table.
Employment Agreements
Each of our NEOs is a party to an employment agreement with the Company. These employment agreements provide for severance arrangements in the event of termination of employment in certain circumstances and also provide for non-competition, non-solicitation and confidentiality agreements. These severance arrangements are discussed in more detail below under “Potential Payments upon Termination or Change in Control.” The employment agreements for our NEOs were put in place at the time they became Executive Officers of the Company. We believe that these agreements, including the severance provisions, are necessary to allow us to be competitive in recruiting and retaining top talent for executive officer positions. The Compensation Committee believes that the employment agreements in place for its executive officers are appropriate for our needs. However, as part of its analysis of the reasonableness of each individual element of compensation and each NEO’s compensation package as a whole, the Compensation Committee periodically analyzes these arrangements for reasonableness and market competitiveness.
Tax and Accounting Implications
Deductibility of Compensation under Section 162(m) of the Code
Section 162(m) of the Code limits the Company’s annual deduction for certain compensation paid to certain of our executive officers named in the Summary Compensation Table, other than our CFO, to $1 million each year unless certain requirements are met. Although the Compensation Committee plans to evaluate and limit the impact of Section 162(m), it believes that the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, where it is deemed necessary and in our best interests to attract and retain executive talent to compete successfully and to motivate such executives to achieve the goals inherent in our business strategy, the Compensation Committee may approve compensation to Executive Officers which exceeds the limits of deductibility. In this regard, certain portions of the compensation paid to our NEOs for 2016 may not be deductible for federal income tax purposes under Section 162(m) of the Code.
Accounting for Stock-Based Compensation
We account for stock-based payments, including under the 2003 Equity Incentive Plan and 2013 Equity Incentive Plan, in accordance with FASB ASC 718, “Stock Compensation.”

OVERALL COMPENSATION APPROACH AND RISK INCENTIVES

The Compensation Committee considers, in establishing and reviewing compensation programs, whether the programs encourage unnecessary or excessive risk taking and has concluded that they do not. Base salaries are fixed in amount and thus do not encourage risk taking. In 2016, employees were also eligible to receive a portion of their total compensation in the form of “at risk” compensation opportunities, including the annual incentive and, for senior managers, the long-term incentive awards. The portion of “at risk” compensation increases as an employee’s level of responsibility within the Company increases. While the annual incentive awards focus on achievement of annual goals, and annual goals may encourage the taking of short-term risks at the expense of long-term results, the Company’s annual incentive program represents only a portion of eligible employees’ total compensation opportunities. The Compensation Committee believes that the annual incentive program appropriately balances risk and the desire to focus eligible employees on specific short-term goals important to the Company’s success, and that it does not encourage unnecessary or excessive risk taking.
The majority of “at risk” compensation provided to senior managers is in the form of long-term equity awards that help further align senior managers’ interests with those of the Company’s stockholders. The granting of these awards is generally on an annual and therefore overlapping basis, and these grants are subject to multi-year vesting schedules. As described above, a significant portion of long-term equity awards are provided in the form of stock options, RSUs and PRSUs. In addition, the Company also made one-time grants of aspirational PRSU awards in 2015 and 2016. The ultimate value of the stock option and RSU awards is tied to the Company’s long-term stock price performance, while the value of the PRSU awards is dependent both on the Company’s operating results over a multi-year period and the price performance of our stock. Based on this long-range focus, the Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking.
As more fully described above, the Company maintains stock ownership guidelines applicable to Executive Officers and members of the Board of Directors intended to encourage long-term ownership of a significant amount of Tempur Sealy International stock in order to promote a long-term “owner’s” view of our business. The Compensation Committee believes the Company’s compensation programs encourage employees to strive to achieve both the short and long-term goals that are important to the Company’s success without promoting unnecessary or excessive risk taking.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Tempur Sealy International specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (Securities Act), or the Exchange Act.

The Compensation Committee is comprised entirely of independent directors. The Compensation Committee has reviewed the Compensation Discussion and Analysis section required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Submitted by,

COMPENSATION COMMITTEE
Jon L. Luther (Chair)
Usman S. Nabi
Richard W. Neu

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Tempur Sealy International for the year ended December 31, 2016 of those persons who served as (i) our principal executive officer during the year ended December 31, 2016; (ii) our principal financial officer during the year ended December 31, 2016; and (iii) our other three most highly compensated Executive Officers for the year ended December 31, 2016. In this section of the Proxy Statement we refer to these persons collectively as our "NEOs."

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Scott L. Thompson Chairman, President and Chief Executive Officer	2016	$1,100,000	$—	$3,181,573	$—	$1,934,625	$—	$20,976	$6,237,174
	2015	342,692	2,058,000	13,617,689	7,212,825	—	—	57,413	23,288,619

Barry A. Hytinen EVP and Chief Financial Officer	2016	460,000	450,000	1,962,283	—	453,054	—	16,605	3,341,942
	2015	387,281	—	402,000	198,000	273,126	—	14,555	1,274,962

Richard W. Anderson EVP and President, North America	2016	441,000	500,000	2,076,402	—	434,341	—	23,960	3,475,703
	2015	436,962	—	653,250	321,750	322,437	—	23,365	1,757,764
	2014	420,000	—	637,500	212,500	161,616	—	24,445	1,456,061

David Montgomery(5) EVP and President, International Operations	2016	365,756	500,000	1,100,000	—	360,233	—	76,705	2,402,694
	2015	439,927	—	737,000	363,000	273,323	—	90,097	1,903,347
	2014	453,099	—	693,750	231,250	201,403	—	91,812	1,671,314

Jay G. Spenchian(6) EVP and Chief Marketing Officer	2016	440,000	500,000	1,894,342	—	433,356	—	23,746	3,291,444
	2015	440,000	636,765	653,250	321,750	306,864	—	59,953	2,418,582

W. Timothy Yaggi(7) Chief Operating Officer	2016	183,115	1,000,000	1,900,000	—	—	—	933,199	4,016,314
	2015	686,154	—	1,273,000	627,000	592,269	—	308,208	3,486,631
	2014	670,000	—	1,125,000	375,000	344,648	—	24,445	2,539,093

(1)
In May 2016, the Company paid out retention bonuses that were awarded in connection with the termination of our previous CEO and the commencement of the search for a new CEO, the Board of Directors approved a retention program for NEOs and other senior executives, as described in the Compensation Discussion and Analysis section, above, under the heading “Performance-Based Retention Bonus Program." The performance target for calendar year 2015 was met. In 2015, Mr. Thompson joined the Company and pursuant to his employment agreement, received a sign on bonus of $1,600,000 and a guaranteed bonus of $458,000 for 2015 calculated as 125% of his base salary for 2015 prorated to reflect the portion of the year in which he was employed. Mr. Spenchian earned a sign on bonus in 2015, once he successfully completed 90 days of employment.

(2)
No option awards were granted in 2016. For stock awards granted, the value set forth is the grant date fair value, in accordance with FASB ASC 718. See Note 10 "Stock-based Compensation" to the Company’s Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for a complete description of the valuation. Stock awards include RSUs, which are subject to a performance threshold for Section 162(m) purposes, and matching PRSU grants, both of which are described in the Compensation Discussion and Analysis section and in the Grants of Plan Based Awards table elsewhere in this Proxy Statement. The grant date fair values of these grants represent the value at the grant date based upon the probable outcome of the performance conditions set forth in the awards. With respect to the RSUs granted on February 11, 2016, with a performance period that ended December 31, 2016, the maximum potential value of the awards is 100% of target, based on achievement of a target based on profit as defined in the award agreement. With respect to the matching PRSUs granted between October 2015 and June 2016, with a performance period that ended December 31, 2016, the maximum potential value of the matching PRSU is 100% of target, based on achievement of a target based on profit as defined in the applicable award agreements, and this performance test was met.

For the 2014 PRSUs with a performance period that ended on December 31, 2016, the Company achieved the Net Sales financial metric, as defined in the award agreement, of between threshold and target performance levels, and therefore 71.2% of the target number of PRSUs were determined to have been earned on February 24, 2017.

With respect to the aspirational PRSUs described in more detail under "Compensation Discussion and Analysis - 2016 Compensation Actions - Aspirational Grants", the value included in the "Stock Awards" column for each NEO is $0, because the likelihood of achieving the performance goal on the date of the grant was not probable. The grants of aspirational PRSUs run through 2017 (or 2018 with a reduced award opportunity) and are tied to an aspirational performance goal of achieving more than $650 million in Adjusted EBITDA for 2017 or 2018. The  Compensation Committee believes these are challenging performance hurdles and, if achieved, would likely result in significant stockholder value creation. The maximum potential value of these aspirational PRSUs is 100% of the target shares. Assuming that the achievement of the performance goal as of December 31, 2017 had been probable on the grant date, the grant date fair value of the aspirational PRSUs would have been as set forth in the table below. However, in light of the revised business outlook for 2017, the Compensation Committee no longer views these aspirational grants as a meaningful incentive tool. See "Compensation Discussion and Analysis - 2017 Compensation Actions."

Named Executive Officer	Number of Shares at Target	Value based on Closing Price of Stock at Grant Date ($)
Scott L. Thompson	620,000	$44,485,000
Barry A. Hytinen	125,000	9,156,250
Richard W. Anderson	80,000	5,860,000
David Montgomery	125,000	9,156,250
Jay G. Spenchian	80,000	5,860,000
W. Timothy Yaggi	170,000	12,452,500

(3)
Non-Equity Incentive Plan Compensation payouts were earned in 2016 and paid in 2017 pursuant to the Company's annual incentive bonus program for 2016. As described in the Compensation Discussion and Analysis section, above, for 2016 all amounts earned were subject to a threshold objective performance metric. Once that metric was met, the maximum amount was earned, subject to the discretion of the Compensation Committee to reduce (but not increase) the amounts payable.

(4)Represents amounts paid in 2016 on behalf of each of our NEOs for the following:

Named Executive Officer	Life and Disabilities Insurance Premiums ($)	Contributions to Qualified Defined Contribution Plans ($)	Car Allowance($)	Tax Preparation, Legal and Financial Planning Fees($)	Relocation($)	Severance Payments($)(a)
Scott L. Thompson	$3,360	$7,615	$—	$10,000	$—	$—
Barry A. Hytinen	3,360	10,600	—	2,645	—	—
Richard W. Anderson	3,360	10,600	—	10,000	—	—
David Montgomery	21,078	36,576	18,375	676	—	—
Jay G. Spenchian	3,146	10,600	—	10,000	—	—
W. Timothy Yaggi	840	10,600	—	4,959	—	916,800

(a)
For additional information regarding the elements included in the severance provided to Mr Yaggi, see “2016 Compensation for Former Named Executive Officer” in the Compensation Discussion and Analysis section in this Proxy Statement.

(5)
Mr. Montgomery’s salary and Non-Equity Incentive Plan Compensation are paid in British Pounds (£) and are converted to United States Dollars ($) using the spot rate on December 30, 2016, the last business day of the year. The variation in Mr. Montgomery's salary reported in 2015 compared to 2016 is due to variation in the conversion rate.

(6)
Mr. Spenchian left the Company effective February 28, 2017. For a discussion relating to the terms of Mr. Spenchian's departure please refer to "Compensation Discussion and Analysis - 2017 Compensation Actions - Departure of Mr. Spenchian."

(7)
Timothy Yaggi, our Chief Operating Officer, left the Company effective March 31, 2016. For a discussion of the terms relating to Mr. Yaggi’s departure please refer to “Compensation Discussion and Analysis - 2016 Compensation for Former Named Executive Officer.”

Grants of Plan-Based Awards

The following table provides information about annual and long term incentive award opportunities granted to our NEOs during 2016. These incentive award opportunities are described in the Compensation Discussion and Analysis section of this Proxy Statement under "2016 Annual Incentive Program," "2016 Annual Long-Term Incentive Grants (Regular Annual Grants)," "Aspirational Grants" and "2016 Matching PRSU Program."

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock of Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name/Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott L. Thompson
Annual Incentive Bonus(1)	2/1/2016	$0	$1,375,000	$2,750,000							$
Stock Award (RSU)(4)
Matching PRSU(5)	3/18/2016				—	35,000	35,000				2,211,650
Matching PRSU(5)	5/6/2016				—	16,370	16,370				969,925

Barry A. Hytinen
Annual Incentive Bonus(1)	2/1/2016	0	322,000	644,000
Stock Award (RSU)(4)	2/11/2016				—	18,262	18,262				975,000
Matching PRSU(5)	5/6/2016				—	16,663	16,663				987,283

Richard W. Anderson
Annual Incentive Bonus(1)	2/1/2016	0	308,700	617,400
Stock Award (RSU)(4)	2/11/2016				—	18,262	18,262				975,000
Matching PRSU(5)	3/18/2016				—	17,430	17,430				1,101,402

David Montgomery(6)
Annual Incentive Bonus(1)	2/1/2016	0	313,506	627,011
Stock Award (RSU)(4)	2/11/2016				—	20,603	20,603				1,100,000

Jay G. Spenchian(7)
Annual Incentive Bonus(1)	2/1/2016	0	308,000	616,000
Stock Award (RSU)(4)	2/11/2016				—	18,262	18,262				975,000
Matching PRSU(5)	5/20/2016				—	8,800	8,000				513,832
Matching PRSU(5)	6/17/2016				—	7,000	7,000				405,510

W. Timothy Yaggi(8)
Annual Incentive Bonus(1)	2/1/2016	0	552,000	1,104,000
Stock Award (RSU)(4)	2/11/2016				—	35,587	35,587				1,900,000

(1)
These columns show the 2016 annual award opportunities under the Company's annual incentive bonus program for 2016. They do not reflect the actual amounts paid out under the program, which are included in the Summary Compensation Table and discussed in the Compensation Discussion and Analysis section under "2016 Compensation Actions - 2016 Annual Incentive Program."

(2)
These columns show the 2016 equity incentive awards, which include awards of RSUs subject to a performance threshold and matching PRSUs pursuant to a Matching PRSU Program adopted by the Board on February 25, 2016 that was open through September 15, 2016. The terms of these awards are described more fully in Notes (4) and (5), below.

(3)
This column shows the grant date fair value of the RSU subject to a performance threshold and Matching PRSU awards computed in accordance with FASB ASC 718. See Note 10 "Stock-based Compensation" to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for a complete description of the valuations.

• For the RSUs subject to the performance threshold, the grant date fair value displayed represents the value of the shares based on the closing price of the common stock on the NYSE on the grant date.

• For the Matching PRSUs granted under the Matching PRSU Program, described in detail in Note (5) below, the grant date fair value displayed represents the value of the shares based on the closing price of the common stock on the NYSE on the grant date. The maximum value of the award is 100% of target.

The amounts do not reflect the risk that the awards may be forfeited in certain circumstances or, in the case of performance awards, that there is no payout if the required performance measures are not met.

(4)
On February 11, 2016, the Board approved the grant of RSUs, subject to a performance threshold that the Company have “positive profits” for calendar year 2016, as defined in the applicable award agreements. If the performance threshold is achieved, which it was, the RSUs will vest over the first four anniversaries of the grant dates. Mr. Thompson did not participate in this award in light of his joining the Company in September 2015 and receiving equity grants at that time.

(5)
On February 25, 2016, the Board approved a Matching PRSU Program, pursuant to which the Company would grant Matching PRSUs to an eligible executive, including the NEOs, covering the number of shares of Common Stock purchased by the executive in open market purchases between February 25, 2016 and September 15, 2016 (the “Purchased Shares”). The Matching PRSUs are subject to a performance requirement that the Company have “positive profits” for calendar year 2016, as defined in the applicable award agreements. If the performance threshold is achieved, which it was, the Matching PRSUs will vest over the first five anniversaries of the grant dates. Under the terms of the Matching PRSU Agreements, in the event a participating executive sells any of the Purchased Shares at any time prior to the fifth anniversary of the grant date all remaining unvested Matching PRSUs are forfeited.

(6)
Mr. Montgomery’s salary is paid in British Pounds (£). As a result, the Annual Incentive Bonus threshold, target and maximum opportunities were converted into United States Dollars ($) based on the exchange spot rate on December 31, 2016.

(7)
Mr. Spenchian left the Company effective February 28, 2017. For a discussion relating to the terms of Mr. Spenchian's departure please refer to "Compensation Discussion and Analysis - 2017 Compensation Actions - Departure of Mr. Spenchian."

(8)
Mr. Yaggi left the Company effective March 31, 2016. For a discussion of the terms relating to Mr. Yaggi’s departure please refer to “Compensation Discussion and Analysis - 2016 Compensation for Former Named Executive Officer.”

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth the outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2016 for each of our NEOs. The table also sets forth unvested stock awards assuming a market value of $68.28 per share, the closing market price of our common stock on December 30, 2016 (the last trading day of 2016).

Option Awards					Stock Awards (1)
Name	Number of Securities Underlying Options		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Yet Vested		Market Value of Shares or Units of Stock that Have Not Yet Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
(#) Exercisable	(#) Unexercisable		($)		(#)		($)	(#)		($)
Scott L. Thompson
103,334	206,666	(2)	$71.75	9/3/2025			$			$
								69,686	(3)	4,758,160
								35,000	(4)	2,389,800
								16,370	(4)	1,117,744
					78,666	(5)	5,371,314			—

Barry A. Hytinen
1,570	—	(6)	46.68	2/21/2021
1,172	—	(7)	71.50	2/8/2022
4,500	—	(8)	24.89	11/18/2022
6,003	—	(9)	37.05	2/21/2023
1,240	619	(10)	51.87	2/28/2024
3,376	6,752	(11)	57.51	2/26/2025
								1,301	(12)	88,832
								6,990	(13)	477,277
								18,262	(14)	1,246,929
								16,663	(4)	1,137,750

Richard W. Anderson
6,082	—	(6)	46.68	2/21/2021
4,838	—	(7)	71.50	2/8/2022
24,345	—	(8)	37.05	11/18/2022
5,852	2,925	(10)	51.87	2/28/2024
5,486	10,972	(11)	57.51	2/26/2025
								6,145	(12)	419,581
								11,359	(13)	775,593
								18,262	(14)	1,246,929
								17,430	(4)	1,190,120

David Montgomery
45,000	—	(15)	6.14	2/27/2019
6,082	—	(6)	46.68	2/21/2021
4,838	—	(7)	71.50	2/8/2022
26,864	—	(9)	37.05	2/21/2023
6,368	3,184	(10)	51.87	2/27/2024
6,190	12,378	(11)	57.51	2/26/2025
								6,687	(12)	456,588
								12,815	(13)	875,008
								20,603	(14)	1,406,773

Jay G. Spenchian(16)
5,486	10,972	(11)	57.51	2/26/2025
					10,530	(17)	$718,988
								11,359	(13)	775,593
								18,262	(14)	1,246,929
								8,800	(4)	600,864
								7,000	(4)	477,960

W. Timothy Yaggi(18)
10,369	—	(9)	37.05	3/30/2019
	5,163	(10)	51.87	3/30/2019
—	21,381	(11)	57.51	3/30/2019
								10,844	(12)	740,428
								22,135	(13)	1,511,378
								2,966	(14)	202,518

(1)
During 2015 and 2016, the Company granted "aspirational" PRSUs that will vest at target if the Company achieves an adjusted EBITDA performance for 2017. If the performance metric is not met in 2017 but the Company achieves the performance metric in 2018, then one-third of the PRSUs will vest (at the threshold level), and the remaining PRSUs will be forfeited. The Company has excluded these awards from this table as it is not considered probable that the Company will achieve the specified performance metric as of December 31, 2017, or December 31, 2018.

(2)	These options, granted on September 4, 2015, have a 10-year term and become exercisable in three equal installments over three years, beginning with the one-year anniversary date of the grant.
(3)
These PRSUs, granted on September 4, 2015, cover a performance period ending December 31, 2016. The performance target for 2016 was met. The awards will vest in three equal installments over three years, beginning with the one-year anniversary date of the grant. The amounts in this column represent the distribution of the PRSUs based on achievement of the performance metrics at the target. The grant agreement was amended on October 12, 2015.

(4)
On February 25, 2016, the Board approved a Matching PRSU Program, pursuant to which the Company would grant "matching PRSUs" to an eligible executive, including the NEOs, covering the number of shares of Common Stock purchased by the executive in open market purchases between February 25, 2016 and September 15, 2016 (the “Purchased Shares”). The matching PRSUs are subject to a performance requirement that the Company have “positive Profits” for calendar year 2016, as defined in the applicable award agreements. If the performance threshold is achieved, which it was, the matching PRSUs will vest over the first five anniversaries of the grant dates. Under the terms of the Matching PRSU Agreements, in the event a participating executive sells any of the Purchased Shares at any time prior to the fifth anniversary of the grant date all remaining unvested matching PRSUs are forfeited.

(5)	These RSUs, granted on September 4, 2015, will vest in three equal installments over three years, beginning with the one-year anniversary date of the grant.
(6)	These options, granted on February 22, 2011, have a 10-year life and become exercisable in equal installments over three years, beginning with the one-year anniversary of the grant date.
(7)	These options, granted on February 9, 2012, have a 10-year life and become exercisable in equal installments over three years, beginning with the one-year anniversary of the grant date.
(8)	These options, granted on November 19, 2012, have a 10-year life and became exercisable on the one-year anniversary of the grant date.
(9)	These options, granted on February 22, 2013, have a 10-year term and became exercisable in two equal installments over two years, beginning with the one-year anniversary date of the grant.
(10)	These options, granted on February 28, 2014, have a 10-year term and become exercisable in three equal installments over three years, beginning with the one-year anniversary date of the grant.
(11)	These options, granted on February 27, 2015, have a 10-year term and become exercisable in three equal installments over three years, beginning with the one-year anniversary date of the grant.
(12)
These PRSUs, granted on February 28, 2014, covered a three-year performance period ending December 31, 2016. Distribution of the awards is dependent upon the achievement of certain performance metrics within a range set forth by the Compensation Committee and the Board, and is to occur no later than the fifteenth day of the third month following December 31, 2016. The amounts in this column represent the distribution of the PRSUs based on achievement of the performance metrics at the target.

(13)
These PRSUs, granted on February 27, 2015, covered a three-year performance period ending December 31, 2017. Distribution of the awards is dependent upon the achievement of certain performance metrics within a range set forth by the Compensation Committee and the Board, and is to occur no later than the fifteenth day of the third month following December 31, 2017. The amounts in this column represent the distribution of the PRSUs based on achievement of the performance metrics at the target.

(14)
On February 11, 2016, the Board approved the grant of RSUs, subject to a performance threshold that the Company have “positive Profits” for calendar year 2016, as defined in the applicable award agreements. If the performance threshold is achieved, which it was, the RSUs will vest over the first four anniversaries of the grant dates.

(15)	These options, granted on February 27, 2009, have a 10-year life and become exercisable in equal installments over four years, beginning with the one-year anniversary of the grant date.
(16)
Mr. Spenchian left the Company effective February 28, 2017. For a discussion relating to the term of Mr. Spenchian's departure please refer to "Compensation Discussion and Analysis - 2017 Compensation Actions - Departure of Mr. Spenchian."

(17)	These RSUs, granted on December 1, 2014, will vest on the third anniversary of the grant date.
(18)
Mr. Yaggi left the Company effective March 31, 2016. For a discussion of the terms relating to Mr. Yaggi’s departure please refer to “Compensation Discussion and Analysis - 2016 Compensation for Former Named Executive Officer.”

Option Exercises and Stock Vested

The following table sets forth certain information regarding options exercised and stock awards vested during the year ended December 31, 2016, for our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott L. Thompson	—	$—	39,334	$2,822,215
Barry A. Hytinen	—	—	1,028	53,311
Richard W. Anderson	75,000	4,504,250	4,855	251,806
David Montgomery	83,333	3,505,229	5,283	274,015
Jay G. Spenchian(1)	—	—	—	—
W. Timothy Yaggi(2)	61,017	1,897,635	8,567	444,358

(1)
Mr. Spenchian left the Company effective February 28, 2017. For a discussion relating to the term of Mr. Spenchian's departure please refer to "Compensation Discussion and Analysis - 2017 Compensation Actions - Departure of Mr. Spenchian."

(2)
Mr. Yaggi left the Company effective March 31, 2016. For a discussion of the terms relating to Mr. Yaggi’s departure please refer to “Compensation Discussion and Analysis - 2016 Compensation for Former Named Executive Officer - Departure of Mr. Yaggi.”

Pension Benefits Table

No table is included for defined benefit pension or similar plans, since none of the Named Executive Officers are covered by such a plan.

Nonqualified Deferred Compensation Table

No table is included for nonqualified deferred compensation plans, since none of the Named Executive Officers are covered by such a plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Tempur Sealy International has entered into agreements and adopted plans that require us to provide compensation and/or other benefits to each NEO during employment and in the event of that executive’s termination of employment under certain circumstances. Those arrangements are described below.

Employment Arrangements, Termination of Employment Arrangements and Change in Control Arrangements

The Company has entered into employment agreements with each of our NEOs, which are described below. Definitions of terms commonly used in the employment agreements and compensation plans are set forth below.

Certain Definitions

"Good Reason" Mr. Thompson’s employment agreement generally defines "Good Reason" as relocation of his principal workplace, his demotion from his position as Chief Executive Officer or President, Tempur Sealy International’s failure to nominate him to serve as a director or Tempur Sealy International’s material breach of his employment agreement. The employment agreements for Messrs. Yaggi, Hytinen and Spenchian generally define "Good Reason" as relocation of their principal workplace, or Tempur Sealy International’s material breach of their employment agreements.

"For Cause." The employment agreements for Messrs. Thompson, Yaggi, Hytinen and Spenchian generally define "For Cause" as the employee’s (a) willful and continued failure to substantially perform the reasonably assigned duties with Tempur Sealy International, (b) material breach of his employment agreement which is not cured within 30 days after receipt of written notice of such breach, (c) material violation of any material written policy of Tempur Sealy International, (d) willful misconduct which is materially and demonstrably injurious to Tempur Sealy International, (e) conviction by a court of competent jurisdiction of, or his pleading guilty or nolo contendere to, any felony, or (f) commission of an act of fraud, embezzlement, or misappropriation against Tempur Sealy International, or a breach of fiduciary duty or the duty of loyalty, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to Tempur Sealy International’s business.

Mr. Montgomery’s employment agreement does not provide for a "For Cause" termination, but does provide that he can be immediately terminated upon written notice on a variety of grounds, including a serious breach of his employment agreement or any willful neglect in the discharge of his duties if he is guilty of fraud or dishonesty, conduct tending to bring himself or Tempur Sealy International Limited into disrepute, conviction of criminal offence other than traffic violations not imposing custodial penalty; he becomes of unsound mind or a patient for purposes of any statute relating to mental health; he develops a drug or alcohol addiction; he breaches the rules or regulations of a regulatory authority relevant to Tempur Sealy International Limited’s business or he refuses employment under an agreement of equal or better terms with a successor of Tempur Sealy International Limited.

"Change of Control." Under the 2003 Equity Incentive Plan, as amended, "Change of Control" is generally defined as (a) an acquisition of a third party, unless Tempur Sealy International’s existing stockholders continue to hold at least 50% of the outstanding stock, (b) an acquisition of more than 50% of the total combined voting power of Tempur Sealy International’s outstanding securities pursuant to a tender or exchange offer made directly to Tempur Sealy International’s stockholders that the Board does not recommend the stockholders accept, (c) over a period of 36 consecutive months or less, there is a change in the composition of a majority of the Board, without the approval of existing Board members, or (d) if a majority of the Board votes in favor of a decision that a Change in Control has occurred. The 2003 Equity Incentive Plan provides, unless provided otherwise in the specific award agreement, that upon a change in control (a) any outstanding stock options or stock appreciation rights that are not fully exercisable shall accelerate and become exercisable with respect to 50% of those shares which are not then exercisable, (b) any risk of forfeiture applicable to restricted stock and restricted stock units which is not based on achievement of performance goals shall lapse with respect to 50% of the restricted stock and restricted stock units still subject to such risk of forfeiture, and (c) all outstanding restricted stock and restricted stock unit awards conditioned on the achievement of performance goals shall be deemed to have been satisfied as to a pro rata number of shares based on the assumed achievement of all relevant performance goals and the length of time within the performance period which has elapsed prior to the Change in Control.

Under the 2013 Equity Incentive Plan, as currently in effect, "Change of Control" is generally defined as the occurrence of any of the following: (a) a transaction, as described above, unless securities possessing more than 50% of the total combined voting power of the resulting entity or ultimate parent entity are held by a person who held securities possessing more than 50% of the total combined voting power of the Company immediately prior to the transaction; (b) any person or group of persons, excluding the Company and certain other related entities, directly or indirectly acquires beneficial ownership of securities possessing more than 30% of the total combined voting power of the Company, unless pursuant to a tender or exchange offer that the Company’s Board of Directors recommends stockholders accept; or (c) over a period of no more than 36 consecutive months there is a change in the composition of the Company’s Board such that a majority of the Board members ceases to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as board members during such period by at least a majority of the remaining board members who have been Board members continuously since the beginning of that period. The Board may, within 45 days after public disclosure of the event that would otherwise constitute a change of control pursuant to clause (b), determine that such event will not constitute a change of control. The 2013 Equity Incentive Plan, as currently in effect, provides that, unless provided otherwise in the specific award agreement, upon a change in control if a recipient’s employment is terminated without cause or the recipient resigns for good reason (both as defined in the Plan) within twelve months of the change of control, all unvested stock options shall immediately vest and remain outstanding and exercisable until the one year anniversary of the termination of employment. If the stock options are not assumed, converted or replaced following a change of control, all unvested options shall immediately vest and remain outstanding and exercisable until the one year anniversary of the change of control. The treatment of any other award, other than stock options, upon a change of control shall be subject to the terms of award agreement. For a discussion of the definition of "Change of Control" in our proposed Amended and Restated 2013 Equity Incentive Plan, please refer to "Proposal Three - Approval of the Amended and Restated 2013 Equity Incentive Plan."

Employment Arrangements

Scott L. Thompson - On September 4, 2015, we entered into an employment agreement with Mr. Thompson providing for his employment by the Company and pursuant to which he would serve as Chairman, Chief Executive Officer and President. The agreement has an initial term from September 4, 2015 through December 31, 2018, and automatically renews for successive one-year renewal terms. Either party may elect not to renew the agreement, upon written notice, 120 days prior to the expiration of the initial or renewal term. Mr. Thompson’s agreement provides for an annual base salary of $1,100,000, subject to annual adjustment at the discretion of the Board of Directors or Compensation Committee, and a prorated bonus for 2015 in the amount of $458,000, and thereafter a variable performance bonus set to a target of 125% of Mr. Thompson’s base salary if certain criteria are met as established by the Company’s Compensation Committee. The employment agreement also provides for a cash signing bonus of $1.6 million, payable by September 15, 2015. The employment agreement also provided for a number of equity grants that were issued in 2015, including stock options to purchase 310,000 shares of the Company’s common stock; 118,000 RSUs; 620,000 aspirational PRSUs; and 69,686 PRSUs matching the number of shares of common stock purchased by Mr. Thompson pursuant to the subscription agreement between him and the Company. The Company made no regular annual equity grant to Mr. Thompson in 2016, but included Mr. Thompson in the Company's long-term equity incentive program in 2017 as described in "Compensation Discussion and Analysis - 2017 Compensation Actions."

Barry A. Hytinen - On July 30, 2015, we entered into an amended and restated employment agreement with Mr. Hytinen, reflecting his promotion to Executive Vice President and Chief Financial Officer of Tempur Sealy International. The agreement has an initial term of one year and a perpetual one-year renewal term. Either party may elect not to renew the agreement, upon written notice, 90 days prior to the expiration of the initial or renewal term. Mr. Hytinen’s agreement provides for an initial annual base salary of $430,000, subject to annual adjustment at the discretion of the Board or Compensation Committee in accordance with the Company’s annual review policy; and a variable performance bonus set to a target of 70% of Mr. Hytinen’s base salary if certain criteria are met.

Richard W. Anderson - On July 6, 2006, we entered into an executive employment agreement with Richard W. Anderson, effective July 18, 2006, providing for his employment as Executive Vice President, President North America or such other executive position as may be assigned from time to time by our Chief Executive Officer. The agreement has an initial term of one year and a perpetual one-year renewal term. Either party may terminate the agreement, upon written notice, 90 days prior to the expiration of the initial or renewal term. The agreement provides for an initial annual base salary of $300,000, subject to annual adjustment by our Board, a variable performance bonus set to a target of Mr. Anderson’s base salary if certain criteria are met, a one-time hiring bonus and options to purchase shares of Tempur-Pedic International Inc. (now Tempur Sealy International, Inc.) common stock.

David Montgomery - On September 12, 2003, we entered into an executive employment agreement with David Montgomery, effective February 24, 2003, providing for his employment as Executive Vice President and President, Tempur Sealy International Limited, or such other executive position as may be assigned from time to time by our Chief Executive Officer. The agreement provides that employment shall continue unless and until terminated by either party. Mr. Montgomery may terminate employment with six months written notice. We may terminate employment with 12 months written notice. The agreement provides for an initial annual base salary of £192,500, subject to annual adjustment by our Board, and a variable performance bonus set to a target of Mr. Montgomery’s base salary if certain criteria are met.

Jay G. Spenchian - On December 1, 2014, we entered into an employment agreement with Mr. Spenchian, providing for his employment as Executive Vice President and Chief Marketing Officer of Tempur Sealy International. The agreement had an initial term of one year and a perpetual one-year renewal term. Either party could elect not to renew the agreement, upon written notice, 90 days prior to the expiration of the initial or renewal term. Mr. Spenchian’s agreement provided for an annual base salary of $440,000, subject to annual adjustment at the discretion of the Board or Compensation Committee in accordance with the Company’s annual review policy; a variable performance bonus set to a target of Mr. Spenchian’s base salary if certain criteria are met, commencing in 2015; and the right to an equity award of RSUs on the date of employment valued at $600,000. In addition, he received a hiring bonus of $636,765 which would be earned after he completed ninety (90) of employment. Mr. Spenchian left the Company effective February 28, 2017. For a discussion relating to the terms of Mr. Spenchian’s departure please refer to “Compensation Discussion and Analysis - 2017 Compensation Actions - Departure of Mr. Spenchian.”

W. Timothy Yaggi - On February 4, 2013, we entered into an employment agreement with Mr. Yaggi, providing for his employment as Chief Operating Officer of Tempur Sealy International. The agreement had an initial term of one year and a perpetual one-year renewal term. Either party could elect not to renew the agreement, upon written notice, 90 days prior to the expiration of the initial or renewal term. Mr. Yaggi’s agreement provided for an annual base salary of $650,000, subject to annual adjustment at the discretion of the Board or Compensation Committee in accordance with the Company’s annual review policy; a variable performance bonus set to a target of Mr. Yaggi’s base salary if certain criteria are met, prorated to the date of hire for 2013; and the right to an equity award in 2013 valued at $1.5 million to be made based on the regular equity compensation schedule applicable to the Company’s executive officers. In addition, he received a hiring bonus of $100,000 payable ninety (90) days after the date of his employment. Mr. Yaggi left the Company effective March 31, 2016. For a discussion of the terms relating to Mr. Yaggi’s departure please refer to “Compensation Discussion and Analysis - 2016 Compensation for Former Named Executive Officer.”

Termination of Employment Arrangements and Change in Control Arrangements

Each of our NEOs is entitled to receive certain compensation and/or other benefits if his employment were terminated under various circumstances. Receipt of any severance and benefits is conditioned on the NEO signing a release and waiver of claims in a form satisfactory to Tempur Sealy International or Tempur Sealy International Limited, as applicable. No NEOs are entitled to gross-ups associated with taxes owed on Change in Control payments or taxes due to Section 280G of the Code. By the terms of their employment agreements our Executive Officers are prohibited from disclosing certain confidential information and trade secrets, soliciting any employee for one or, for Messrs. Thompson and Yaggi, two years following termination of their employment and working with or for any competing companies during their employment and for one or, for Messrs. Thompson and Yaggi, two years thereafter.

The table below sets forth the amounts payable to each current NEO assuming the executive officer’s employment had terminated under various scenarios on December 31, 2016. Except as otherwise expressly indicated, the amounts set forth in the table below do not represent the actual sums an NEO would receive if his employment were terminated or there were a change of control of Tempur Sealy International. Rather, the amounts below generally represent only estimates, based upon assumptions described in the footnotes to the table, of certain payments and benefits that NEOs who were employed by the Company or any of its subsidiaries on December 31, 2016 would have been entitled to receive had any of the identified events occurred on such date. Moreover, for all of the NEOs, the amounts set forth in the table necessarily are based upon the benefit plans and agreements that were in effect as of December 31, 2016. Payments that Tempur Sealy International may make in the future upon an employee’s termination of employment or upon a change of control of Tempur Sealy International will be based upon benefit plans and agreements in effect at that time, and the terms of any such future plans and agreements may be materially different than the terms of our benefit plans and agreements as of December 31, 2016. The fair value of the equity awards reflects the intrinsic value of unvested stock options, RSUs and PRSUs, whose vesting is accelerated due to the termination or change of control, assuming a closing price of our common stock on December 30, 2016 (the last trading date in fiscal 2016) of $68.28. The amounts payable to Mr. Yaggi are discussed in the Compensation Discussion and Analysis section of this Proxy Statement under "2016 Compensation For Former Executive Officer." The amounts payable to Mr. Spenchian are discussed in the Compensation Discussion and Analysis section of this Proxy Statement under ”2017 Compensation Actions - Departure of Mr. Spenchian.”

		Termination By Company Without Cause	Employee Resignation For Good Reason	Termination By Company For Cause	Termination Due to Disability	Death	Change of Control	Change of Control and Termination
Name	Benefits and Payments	($) (1)	($) (1)	($)	($) (1)	($) (1)	($) (2)	($) (2)
Scott L. Thompson	Cash Severance(3)	$2,221,200	$2,221,200	$—	$—	$—	$—	$—
	Annual Incentive Payment(4)	—	—	—	—	—	—	—
	Acceleration of equity awards(5)	—	—	—	16,322,744	16,322,744	—	58,656,344
	Health and Welfare Continuation(6)	31,126	31,126	—	—	—	—	—

Barry A. Hytinen	Cash Severance(7)	460,000	460,000	—	—	—	—	—
	Annual Incentive Payment(4)	—	—	—	—	—	—	—
	Acceleration of equity awards(8)	—	—	—	2,467,556	3,033,665	—	11,568,665
	Health and Welfare Continuation(6)	11,943	11,943	—	—	—	—	—

Richard W. Anderson	Cash Severance(7)	441,000	441,000	—	—	—	—	—
	Annual Incentive Payment(4)	—	—	—	—	—	—	—
	Acceleration of equity awards(9)	—	—	—	2,603,217	3,798,391	—	9,260,791
	Health and Welfare Continuation(6)	15,563	15,563	—	—	—	—	—

David Montgomery	Cash Severance(10)	365,757	354,757	—	—	—	—	—
	Annual Incentive Payment	—	—	—	(11)	(11)	—	—
	Acceleration of equity awards(12)	—	—	—	1,592,333	2,923,930	—	11,458,930
	Health and Welfare Continuation	—	—	—	—	—	—	—
	Pension Benefits(13)	36,576	36,576	—	—	—	—	—
	Car Allowance(14)	18,375	18,375	—	—	—	—	—

Jay G. Spenchian	Cash Severance(10)	440,000	440,000	—	—	—	—	—
	Annual Incentive Payment(4)	—	—	—	—	—	—	—
	Acceleration of equity awards(15)	712,160	712,160	—	3,156,082	3,931,675	—	9,260,791
	Health and Welfare Continuation(6)	14,869	14,869	—	—	—	—	—

W. Timothy Yaggi	Cash Severance(7)	1,932,000	1,932,000	—	552,000	552,000	—	—
	Annual Incentive Payment(4)	—	—	—	—	—	—	—
	Acceleration of equity awards(17)	—	—	—	2,744,879	4,996,685	—	16,604,285
	Health and Welfare Continuation(6)	16,247	16,247	—	—	—	—	—

Based on the March 1, 2017 closing stock price, the value provided through the acceleration of equity awards to each of the NEOs would have been:

Scott L. Thompson					11,288,224	11,288,224		40,564,624
Barry A. Hytinen					1,649,159	2,040,660		7,943,160
Richard W. Anderson					1,685,376	2,511,915		6,289,515
David Montgomery					972,874	1,893,758		7,796,258
Jay G. Spenchian					2,100,912	2,637,284		6,414,884
W. Timothy Yaggi					1,680,418	3,237,687		11,265,087

(1)	Excludes amounts for both unpaid, earned salary and for accrued, unused vacation, if applicable.
(2)
The NEOs' employment agreements do not provide for any payments solely due to a change in control of Tempur Sealy International or Tempur Sealy International Limited, as applicable. To the extent equity award agreements trigger acceleration of vesting of awards, such accelerations are noted in the column and the specific details are described in separate footnotes. To the extent a termination of employment occurs in connection with a change in control, any severance or bonus payments would only be made to the extent the termination qualified as a termination by the Company without cause or as a resignation by the employee for good reason, and such payments are described in the appropriate column in the table.

(3)
For Mr. Thompson, the amount presented under Cash Severance for Termination by Company without Cause and for Employee Resignation for Good Reason includes two years of base salary (reduced by any salary continuation benefit paid for under any plan maintained by the Company) and cash payments for certain benefits that may not be continued after termination of employment due to the provisions of the applicable plans.

(4)
With respect to the currently employed NEOs, because the termination event is deemed to have occurred on December 31, 2016, any incentive compensation is payable as earned under the terms of the annual incentive program, so no additional amounts would be payable as a result of the deemed termination.

(5)
The acceleration of equity awards represents the fair value of awards that would accelerate upon vesting as of the event date. Mr. Thompson’s stock option, base RSU and matching PRSU agreements dated September 4, 2015 provide that if he is terminated due to disability, death, or in the event of a change in control, if Mr. Thompson is terminated without cause or if he resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining equity awards under those agreements immediately vest. Mr. Thompson’s Aspirational PRSU award agreement dated September 4, 2015 provides that if a change of control occurs before December 31, 2018, any remaining Aspirational PRSUs will automatically convert into RSUs vesting over time, and thereafter if Mr. Thompson is terminated without cause or he resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, these RSUs immediately vest.

(6)
Mr. Thompson would be eligible to continue to participate in welfare benefit plans offered by the Company for a period of two years, and Messrs. Hytinen, Anderson and Spenchian for one year, following termination without cause or resignation for good reason.

(7)
For Messrs. Hytinen, Anderson and Spenchian, the amount presented under Cash Severance for Termination by Company without Cause and for Employee Resignation for Good Reason represents twelve months of base salary.

(8)
Mr. Hytinen's stock option agreements dated February 28, 2014 and February 27, 2015 provide that if he is terminated due to disability, death, or in the event of a change in control, if Mr. Hytinen is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Hytinen's PRSU agreements dated February 28, 2014 and February 27, 2015 provided that if he is terminated due to death, or in the event of a change of control, if Mr. Hytinen is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. Mr. Hytinen's Aspirational PRSU award agreement dated October 26, 2015, provides that if a change of control occurs before December 31, 2018, any remaining Aspirational PRSUs will automatically convert into RSUs vesting over time, and thereafter if Mr. Hytinen is terminated without cause or he resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, these RSUs immediately vest.

(9)
Mr. Anderson's stock option agreements dated February 28, 2014 and February 27, 2015 provide that if he is terminated due to disability, death, or in the event of a change in control, if Mr. Anderson is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Anderson's PRSU agreements dated February 28, 2014 and February 27, 2015 provided that if he is terminated due to death, or in the event of a change of control, if Mr. Anderson is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. Mr. Anderson's Aspirational PRSU award agreement dated October 26, 2015, provides that if a change of control occurs before December 31, 2018, any remaining Aspirational PRSUs will automatically convert into RSUs vesting over time, and thereafter if Mr. Anderson is terminated without cause or he resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, these RSUs immediately vest.

(10)
For Mr. Montgomery, the amount presented under Cash Severance for Termination by Company without Cause and for Employee Resignation for Good Reason includes a lump sum payment equal to one year of base salary.  Mr. Montgomery’s cash severance amounts are denominated in British Pounds and have been converted to United States Dollars using the spot conversion rate as of December 31, 2015.

(11)
For death while in service to the Company, insurance coverage exists which will provide for four (4) times base salary paid in a lump sum, of which the payout as of December 31, 2015 would have been $1,812,396: this benefit is available to all other employees who work in the United Kingdom (UK) at three (3) times base salary. In addition, a widow’s benefit insurance contract exists that pays an amount of up to 25% of base salary until normal retirement age of 65; the payout for this component would have been $1,246,022 as of December 31, 2015. The widow’s benefit is only available to Mr. Montgomery. Mr. Montgomery also has Company-provided insurance coverage providing a lump sum of four times base salary at the time he experiences an illness or injury preventing him from future service. The payout as of December 31, 2015, would have been $1,812,396; this benefit is available to all other members of the management team in the UK at three (3) times base salary. In the case of long term disability, permanent health insurance coverage will be provided equal to 55% of salary until normal retirement age; the payout for this component is also covered by an insurance contract and would have been $2,741,249 as of December 31, 2015. The permanent health insurance coverage benefit is only available to Mr. Montgomery.  Each of these amounts is based on Mr. Montgomery’s base salary, which is denominated in British Pounds, and has been converted to United States Dollars using the spot conversion rate as of December 31, 2015.

(12)
The acceleration of equity awards represents the fair value of awards that would accelerate upon vesting as of the event date. Mr. Montgomery’s stock option agreements dated February 28, 2014 and February 27, 2015 provide that if he is terminated due to disability, death, change in control, or in the event of a change in control, if Mr. Montgomery is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Montgomery’s PRSU agreements dated February 28, 2014 and February 27, 2015 provide that if he is terminated due to death, or in the event of a change in control, if Mr. Montgomery is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. Mr. Montgomery's Aspirational PRSU award agreement dated October 26, 2015, provides that if a change of control occurs before December 31, 2018, any remaining Aspirational PRSUs will automatically convert into RSUs vesting over time, and thereafter if Mr. Montgomery is terminated without cause or he resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, these RSUs immediately vest.

(13)
For Mr. Montgomery, the amount presented under Pension benefits for Termination by Company without Cause and for Employee Resignation for Good Reason includes continuation of pension benefits for a period of twelve months.

(14)
For Mr. Montgomery, the amount presented under Car Allowance benefits for Termination by Company without Cause and for Employee Termination for Good Reason includes continuation of car allowance benefits for a period of twelve months.

(15)
Mr. Spenchian's RSU award agreement dated December 1, 2014, provides that if he is terminated due to disability, death, or in the event of a change in control, if Mr. Spenchian is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, the RSUs vest immediately.Mr. Spenchian's stock option agreements dated February 27, 2015 provide that if he is terminated due to disability, death, or in the event of a change in control, if Mr. Spenchian is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Spenchian's PRSU agreement dated February 27, 2015 provide that if he is terminated due to death, or in the event of a change of control, if Mr. Spenchian is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. Mr. Spenchian's Aspirational PRSU award agreement dated October 26, 2015, provides that if a change of control occurs before December 31, 2018, any remaining Aspirational PRSUs will automatically convert into RSUs vesting over time, and thereafter if Mr. Spenchian is terminated without cause or he resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, these RSUs immediately vest.

(16)
For Mr. Yaggi, the amount presented under Cash Severance for Termination by Company without Cause and for Employee Resignation for Good Reason includes two years of base salary and an additional lump sum amount equal to 80% of the pro-rata portion of base salary based on the number of days of the calendar year prior to the effective date of termination. Upon Termination as a result of Death or Disability, Mr. Yaggi will receive a lump sum payment equal to 80% of the pro-rata portion of base salary based on the number of days of the calendar year prior to the effective date of Death or Disability.

(17)
The acceleration of equity awards represents the fair value of awards that would accelerate upon vesting as of the event date. Mr. Yaggi’s stock option agreements dated February 28, 2014 and February 27, 2015, provide that if he is terminated due to disability, death, or in the event of a change in control, if Mr. Yaggi is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Yaggi’s PRSU agreements dated February 28, 2014 and February 27, 2015, provide that if he is terminated due to death, or in the event of a change in control, if Mr. Yaggi is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. Mr. Yaggi's Aspirational PRSU award agreement dated October 26, 2015, provides that if a change of control occurs before December 31, 2018, any remaining Aspirational PRSUs will automatically convert into RSUs vesting over time, and thereafter if Mr. Yaggi is terminated without cause or he resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, these RSUs immediately vest.

Equity Compensation Plan Information
The following table provides information as of December 31, 2016, about the Company’s common stock that may be issued upon the exercise of options, warrants, and rights under its existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2003 Amended and Restated Equity Incentive Plan (1)	650,094	$36.48	—
2013 Equity Incentive Plan (2)	3,657,787	61.69	1,323,062
Equity Compensation plans not approved by security holders	—	—	—
Total	4,307,881	$50.46	1,323,062

(1)
In May 2013, our Board of Directors adopted a resolution that prohibited further grants under the 2003 Amended and Restated Equity Incentive Plan. The number of securities to be issued upon exercise of outstanding stock options, warrants and rights issued under the 2003 Amended and Restated Equity Incentive Plan includes 404 shares issuable under restricted stock units and deferred stock units. These restricted and deferred stock units are excluded from the weighted average exercise price calculation above.

(2)
The number of securities to be issued upon exercise of outstanding stock options, warrants and rights issued under the 2013 Equity Incentive Plan includes 396,622 shares issuable under restricted stock units and deferred stock units. Additionally, this number includes 2,452,889 performance restricted stock units assuming a maximum payout of the awards granted and also includes 1,242,700 aspirational PRSU awards. For more information on the aspirational PRSU awards, please see "Compensation Discussion and Analysis - 2016 Compensation Actions - Aspirational Grants." These restricted, deferred and performance restricted stock units are excluded from the weighted average exercise price calculation above.

During 2016, pursuant to Board-approved share repurchase programs, the Company purchased 8.7 million shares of the Company's common stock, returning $533 million to stockholders.
DIRECTOR COMPENSATION

Overview of Director Compensation Program

During the calendar year ended December 31, 2016, the Company’s non-employee Directors received annual compensation for their service on the Board as described below. The compensation described represents the director compensation programs in effect for the 2015 and 2016 Board years, which covered the periods from the 2015 Annual Meeting in May 2015 to the 2016 Annual Meeting in May 2016 ("2015 Board Year") and from the 2016 Annual Meeting to the 2017 Annual Meeting scheduled for May 11, 2017 ("2016 Board Year").

Description of Compensation	2015 Board Year	2016 Board Year
Annual Retainer:	$70,000 cash retainer, payable in equal quarterly installments.
Annual Equity Award Grant:	An annual equity award targeted at $100,000, divided between options and Deferred Stock Units ("DSUs") in the proportion set by the Board.	An annual equity award targeted at $130,000 and granted as DSUs.
Annual Lead Director Retainer:	$25,000 cash retainer and a supplemental equity award targeted at $60,000, divided between options and DSUs in the proportion set by the Board.	A supplemental equity award targeted at $35,000 and granted as DSUs.
Annual Committee Chair Retainer: • Audit • Compensation • Nominating and Corporate Governance	• Cash retainer of $18,000 • Cash retainer of $10,000 • Cash retainer of $5,000	• Cash retainer of $10,000 • Cash retainer of $10,000 • Cash retainer of $10,000
Committee Member Retainer: • Audit • Compensation • Nominating and Corporate Governance	• Cash retainer of $18,000 • Cash retainer of $10,000 • Cash retainer of $5,000	• No Additional Compensation • No Additional Compensation • No Additional Compensation
Expense Reimbursements:	Reimbursement of reasonable expenses incurred in attending meetings.

The following table sets forth the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s non-employee Directors during the calendar year ended December 31, 2016. Mr. Thompson does not receive any additional compensation for serving on the Board. In accordance with the policies of H Partners, of which he is a Senior Partner, Mr. Nabi declined to accept any compensation.

	Fees Earned Or Paid In Cash ($)(1)	Stock Awards (2) (4)		Option Awards(3)(4)		Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All other Compensation($)
Name		$	#	$	#				Total ($)
Evelyn S. Dilsaver	$98,000	$130,000	2,156	$—	—	$—	$—	$—	$230,156
John A. Heil	86,445	130,000	2,156	—	—	—	—	—	218,601
Jon L. Luther	76,445	130,000	2,156	—	—	—	—	—	208,601
Usman S. Nabi(5)	—	—	—	—	—	—	—	—	—
Richard W. Neu	70,000	165,000	2,736	—	—	—	—	—	237,736
Robert B. Trussell, Jr.	70,000	130,000	2,156	—	—	—	—	—	202,156
Frank Doyle(6)(7)	—	—	—	—	—	—	—	—	—
Peter K. Hoffman(7)	55,445	—	—	—	—	—	—	—	55,445
Sir Paul Judge(7)	34,300	—	—	—	—	—	—	—	34,300
Nancy F. Koehn(7)	37,500	—	—	—	—	—	—	—	37,500
Lawrence J. Rogers(7)(8)	35,000	—	—	—	—	—	—	102,081	137,081

(1)
Director compensation is based on the Board year, which is the period from one annual meeting to the next annual meeting, and fees are paid in arrears at the end of July, October, January and April. As required by SEC rules, the amounts shown in this table were paid during calendar year 2016. The table reflects amounts paid during the second half of the 2015 Board Year (which ended on May 5, 2016) and amounts paid through December 31, 2016 of the 2016 Board Year.

(2)
The DSUs granted during calendar year 2016 vest in four equal increments at the end of July 2016, October 2016, January 2017 and April 2017. Vesting of each DSU is subject to the applicable grant recipient being a member of the Board as of the applicable vesting date. All DSUs which become vested shall be paid on the third anniversary date of the grant date applicable to each DSU, or such later date elected by the director in accordance with the Non-Employee Director Deferred Compensation Plan. The value of the DSU awards set forth is the grant date fair value, calculated in accordance with FASB ASC 718. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for a complete description of the valuations.

(3)	No stock options were granted to non-employee Board members during calendar year 2016.
(4)
The following table sets forth the aggregate number of option awards and stock awards outstanding for each director as of December 31, 2016, other than for Mr. Thompson whose outstanding equity awards are set forth in the "Outstanding Equity Awards at Fiscal Year-End" table elsewhere in this Proxy Statement:

Name	Aggregate Option Awards Outstanding As Of December 31, 2016	Aggregate DSU Awards Outstanding As of December 31, 2016
		Vested	Unvested(a)
Evelyn S. Dilsaver	18,669	3,617	1,078
John A. Heil	9,878	3,617	1,078
Jon L. Luther	1,669	2,202	1,078
Usman S. Nabi	—	—	—
Richard W. Neu	675	1,805	1,368
Robert B. Trussell, Jr.	23,478	3,617	1,078
Frank Doyle	—	4,619	—
Peter K. Hoffman	—	2,539	—
Sir Paul Judge	—	2,539	—
Nancy F. Koehn	—	2,539	—
Lawrence J. Rogers	—	2,539	—

(a)
Reflects DSUs granted to members of the Board that are unvested, or are vested, but are still subject to the applicable deferral period required in the award agreement. Shares released upon satisfaction of the applicable deferral period and still held by the director are reflected in the Beneficial Ownership Table elsewhere in this Proxy Statement.

(5)	In accordance with the policies of H Partners, of which he is a Senior Partner, Mr. Nabi declined to accept any compensation.
(6)
Mr. Doyle elected to receive his 2015 Board Year cash compensation in the form of DSUs. As a result, in 2015, he received an additional grant of 1,408 DSUs in lieu of all cash compensation that would otherwise have been paid during the 2015 Board year. These elective DSUs vested in equal increments at the end of July 2015, October 2015, January 2016 and April 2016. As a result, Mr. Doyle did not receive any cash fees during calendar year 2016. These DSUs are included in the table in footnote 4, above.

(7)
Messrs. Doyle, Hoffman, Judge, Rogers and Ms. Koehn left the Board at the end of the 2015 Board Year, so their compensation for calendar year 2016 includes payments from January 1, 2016 through April 30, 2016. They did not receive any option or DSU awards during calendar year 2016.

(8)
Effective upon the date Mr. Rogers’ left the Board, the Company entered into a one year consulting agreement with him to remain on certain of the Company’s joint venture Boards and to provide certain bedding market insights. The agreement provides that Mr. Rogers will receive an annual fee of $175,000 paid monthly.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Tempur Sealy International’s Executive Officers, Directors, and persons who own more than 5% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the copies of reports furnished to us, Tempur Sealy International believes that during the year ended December 31, 2016, its Executive Officers, Directors, and greater than 5% stockholders complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions

As described above under "Board of Directors’ Meetings, Committees of the Board and Related Matters Policy Governing Related Party Transactions," the Board has adopted a written Related Party Transactions Policy requiring review and approval or ratification of any transaction qualifying as a related party transaction. No transactions requiring consideration under the Policy were identified for the year ended December 31, 2016.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT AUDITORS

We are asking stockholders to ratify the appointment of Ernst & Young LLP as Tempur Sealy International’s independent auditors for the year ending December 31, 2017. Ernst & Young became the independent auditors for Tempur Sealy International after Tempur Sealy International’s predecessor Tempur-Pedic International, Inc. acquired Tempur World, Inc. in 2002.

The Audit Committee annually considers the independence, qualifications and performance of Ernst & Young LLP. Such consideration includes reviewing the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussing with Ernst & Young LLP their independence. The Audit Committee periodically reviews and evaluates the performance of Ernst & Young LLP’s lead audit partner, oversees the required rotation of Ernst & Young LLP’s lead audit partner responsible for the Company’s audit and reviews and considers the selection of the lead audit partner. In addition, in order to help ensure auditor independence, the Audit Committee periodically considers whether there should be a rotation of the Company’s independent registered public accounting firm.

In 2017, the Audit Committee also considered several factors in deciding whether to re-engage its independent registered public accounting firm including the length of time Ernst & Young LLP has served as the Company’s independent auditors, Ernst & Young LLP’s general reputation for adherence to professional auditing standards, the breadth and complexity of the Company’s business and its global scope, and the resulting demands placed on the Company’s auditing firm in terms of expertise in the Company’s business, the quantity and quality of Ernst & Young LLP’s staff and the Company’s global reach.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Although stockholder ratification of Ernst & Young LLP is not required by law, the Board believes it is advisable to provide stockholders an opportunity to ratify this selection. In the event that stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee may reconsider the appointment, but is not required to do so. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year should it determine that such change is in the best interests of the Company and its stockholders.

VOTE REQUIRED

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify such appointment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS TEMPUR SEALY INTERNATIONAL’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2017.

Fees for Independent Auditors During the Years Ended December 31, 2016 and 2015

The aggregate fees for professional services rendered by Ernst & Young LLP for the years ended December 31, 2016 and 2015 were approximately as follows (amounts in thousands):

	2016	2015
Audit fees(1)	$4,338	$4,310
Audit-related fees(2)	50	535
Tax fees(3)	3,012	2,807
Total	$7,400	$7,652

(1)
Audit fees for 2016 and 2015 relate to professional services provided in connection with the audit of our consolidated financial statements and internal control over financial reporting, the reviews of our quarterly consolidated financial statements and audit services provided in connection with other regulatory filings and the statutory audits of certain subsidiaries.

(2)	Audit-related fees in 2016 and 2015 principally relate to assurance and related services.

(3)
Tax fees in 2016 and 2015 principally relate to professional services rendered in connection with domestic and international tax compliance, tax audits, and other international tax consulting and planning services.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Auditors

The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors.

On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and scope of services and through discussions with the independent auditors and management, advises management if the Audit Committee approves the engagement of the independent auditors. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The services performed by the independent auditors may include audit services, audit-related services, tax services, and, in limited circumstances, other services.

During each of the years ended December 31, 2016 and 2015, the Audit Committee approved 100% of the audit, audit-related services, and tax services.

Audit Committee Report

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission ("SEC"), or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Tempur Sealy International specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight with respect to the Company’s accounting and financial reporting functions, internal and external audit functions, and system of internal controls regarding financial matters and legal, ethical and regulatory compliance. During the period from January 1 through January 31, 2016, the Audit Committee was composed of four Directors, Evelyn S. Dilsaver, Frank Doyle, Peter K. Hoffman and Sir Paul Judge, and effective February 1, 2016, the size of the Audit Committee was increased to five directors and Richard W. Neu joined the Audit Committee. Since the 2016 Annual Meeting on May 5, 2016, the Audit Committee has been composed of Evelyn S. Dilsaver, John A. Heil and Richard W. Neu. The Board of Directors has determined that each of these persons is "independent" as defined in the applicable rules of the New York Stock Exchange and the SEC. The Board of Directors has also determined that all Audit Committee members are "audit committee financial experts" as defined under the applicable rules of the SEC. The charter of the Audit Committee is available on Tempur Sealy International’s website at http://investor.tempursealy.com/overview.cfm under the caption "Corporate Governance."

Management is responsible for the Company’s internal controls and financial reporting processes. Ernst & Young LLP, the Company’s independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with its responsibilities, the Audit Committee met on fourteen occasions during 2016, either in person or via teleconference. These meetings involved representatives of management, internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with United States Generally Accepted Accounting Principles, and the Audit Committee has reviewed and discussed with management, internal auditors and the independent auditors the audited consolidated financial statements. The Audit Committee has also discussed with internal auditors and the independent auditors, with and without management present, the evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting, the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the PCAOB. The Audit Committee received written disclosures and the letter from the Company's independent auditors required by the applicable requirements of the PCAOB regarding the Company's independent auditor's communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent auditors that firm’s independence.

Based on the review and discussions with management, internal auditors and the independent auditors referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements for the year ended December 31, 2016 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC.

Submitted by,

AUDIT COMMITTEE:
Evelyn S. Dilsaver (Chair)
John A. Heil
Richard W. Neu

PROPOSAL THREE

APPROVAL OF THE AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

Overview
The 2013 Equity Incentive Plan (the “Existing Plan”) was approved by our stockholders in May 2013. The Existing Plan provides for a total of 4,663,290 shares of our common stock that can be covered by grants (including shares that were available for grant at the time under our 2003 Equity Incentive Plan). As of February 28, 2017, we had available a total of 765,764 shares of common stock available for future grants under our Existing Plan.
The Company proposes to amend and restate our Existing Plan (as amended and restated, the “Amended Plan”) to, among other matters, increase the number of shares authorized for issuance under the Amended Plan and to approve the performance metrics relating to performance-based awards granted under the Amended Plan that are intended to comply with Section 162(m) of the Code. The Board recommends that our stockholders approve an increase to the number of shares authorized for issuance under the Amended Plan by 4,000,000 shares, for an aggregate of 8,663,290 shares authorized for issuance under the Amended Plan.
The following is a summary of the Amended Plan, which is qualified in its entirety by the complete text of the Amended Plan attached as Appendix B to this Proxy Statement. To the extent the description below differs from the Amended Plan text in Appendix B, the text of the Amended Plan governs the terms and provisions of the Amended Plan. Because our executive officers and Directors are eligible to receive awards under the Amended Plan, they may be deemed to have a personal interest in the adoption of this proposal.
Purposes of the Proposal
The Board of Directors has determined that it is very important that we continue to maintain an equity incentive plan that provides us with sufficient flexibility to create meaningful incentives for our senior executives and other employees. Accordingly, the Board of Directors believes that approval of the Amended Plan is of critical importance to the Company and the creation of stockholder value.

The Board of Directors believes that the Amended Plan:

•	aligns the long-term interests of key employees and stockholders by creating a direct link between key employee compensation and stockholder return;

•	enables key employees to develop and maintain a substantial stock ownership in the Company; and

•	provides incentives for key employees to contribute to our success.

The Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc., provided assistance with preparing the Amended Plan. Based on an analysis of leading proxy advisory firms’ policies on equity-based compensation plans and the importance of long-term incentives in supporting the key objectives of our equity compensation program, management recommended, and the Board approved, among other changes to the Amended Plan, the proposed increase of 4,000,000 shares authorized for issuance under the Amended Plan, which represented approximately 7.4% of our outstanding common stock as of March 15, 2017.

The Board has adopted the Amended Plan, subject to stockholder approval. Our Board recommends a vote for approval of the Amended Plan because it will allow us to continue to use equity-based incentives and promote the goals of our compensation strategy. Absent such approval, the Amended Plan will not become effective. No awards under the Amended Plan will be made until we obtain stockholder approval. Therefore, it is not possible at present to determine the amount or form of any award that will be granted or available for grant to any person in the future.
Description of Other Principal Amendments to the Amended Plan
The following summarizes certain principal changes reflected in the Amended Plan as compared to our current Existing Plan, aside from the proposed increase in the number of authorized shares discussed above:

•
Adoption of One-Year Minimum Vesting Periods for All Awards. The Amended Plan provides, notwithstanding any provision of the Amended Plan to the contrary, for a standard minimum vesting schedule of at least one year with respect to all awards granted, except that up to 5% of the total authorized shares under the Amended Plan may be covered by awards that do not have this minimum vesting requirement.

•
“Fungible” Share Pool. The Amended Plan contains a “fungible share pool” provision, whereby options and stock appreciation rights will reduce the number of shares available for future grants under the Amended Plan (referred to as the “share reserve”) by one share for each share subject to the applicable stock option or stock appreciation right, but any award other than an option or stock appreciation right (referred to as a “full value award”) will reduce the share reserve by two shares for each share subject to the full value award.

•
Individual Limits. The Amended Plan amends the annual limits on the size of grants to individuals including an amended limit that provides that non-employee Directors may not be granted awards under the Amended Plan in any one fiscal year of the Company which, taken together with all cash compensation paid during that fiscal year, have an aggregate maximum value of more than $700,000, subject to certain exceptions. In addition, the Amended Plan modifies certain individual limits based on annual periods to limits based on three year periods, in order to provide the Company with more flexibility to make multi-year grants.

•	Implementation of Clawback Policy. The Amended Plan provides for a robust recoupment policy with respect to awards that may be granted to participants.

•
Restriction on Dividends on Unearned Awards. The Amended Plan provides that, although the Company may accrue dividends or other distributions, no dividends or other distributions may be paid with respect to restricted stock or restricted stock units unless and until any vesting and performance tests have been met. In addition the Amended Plan does not permit the payment of dividends or other distributions with respect to stock options or stock appreciation rights, or SARs.

•
Performance Goals. The Amended Plan expands the types of performance goals that may be used for qualified performance based awards in order to expand the types of objective goals that may be used in compliance with Section 162(m) of the Code.

•
Prohibition on Liberal Share Recycling. The Amended Plan provides that shares used or withheld to pay the exercise price of an award or to satisfy tax withholding obligations, shares not issued as a result of a net settlement of an outstanding stock option or stock appreciation right and shares the Company purchases using proceeds from option exercises will not be re-credited to the share reserve under the Amended Plan.

•
Prohibition on Repricing. The Amended Plan contains an expanded prohibition of “repricing” actions without stockholder approval, other than in corporate transactions, including that the terms of options and SARs, may not be amended to reduce their exercise or base price, and options and SARs may not be cancelled in exchange for cash, options or SARs with an exercise price that is less than the exercise price of the original options or SARs or other awards.

•
Double-Trigger Change in Control Treatment; No Liberal Change in Control Definition. The Amended Plan provides, with respect to awards that are assumed, replaced, or converted in connection with a change of control, for a “double trigger” structure as the standard provision. With respect to awards that are not assumed, replaced or converted in connection with a change of control, the Amended Plan provides that all options will immediately vest and remain outstanding, and all other awards subject to vesting will immediately vest and if such award is a qualified performance-based award, any remaining performance goals shall be deemed to have been met at the target level of performance. The change in control definition in the Amended Plan is not "liberal" and, for example, would not occur merely upon shareholder approval of a transaction or upon a change in the composition of the Board of Directors. A change in control must actually occur in order for the change in control provisions in the Amended Plan to be triggered.

•
Other Changes. The Amended Plan also provides for certain clarifying changes and revisions, including with respect to the treatment of vesting and adjustments of awards in the event of certain corporate transactions and other administrative provisions and definitions and to address current “best practices” with respect to issues arising under Sections 162(m) and 409A of the Code.

The Amended Plan will not apply to awards currently outstanding, which will continue to be governed by the Existing Plan. The Amended Plan is being submitted to stockholders for approval. The Board of Directors believes it is in the best of interest of the Company and its stockholders to approve the Amended Plan.
In addition, when determining the number of shares authorized for issuance under the Amended Plan, the Board and the Committee carefully considered the potential dilution to our current stockholders as measured by our “burn rate,” potential dilution and projected future share usage.
Historical Burn Rate.  We are committed to managing the use of our equity incentives prudently to balance the benefits equity compensation bring to our compensation program with the dilution it causes our stockholders. As part of our analysis when considering the proposed share increase, we considered the Existing Plan's "burn rate," calculated as the target number of shares subject to equity awards granted under the Existing Plan, divided by the basic weighted average number of shares outstanding for that period. Our average annual burn rate for the three years ending December 31, 2016 was 2.0%. Since the Existing Plan was adopted, we have sought to provide equity compensation to our employees who we believe are important to our organization in furthering our business strategy. In addition, we made equity grants from the Existing Plan in connection with new hires and promotions to advance our strategy.
Potential Economic Dilution Analysis.  When evaluating the appropriate number of shares to increase the share reserve under the Amended Plan, we reviewed the potential economic dilution of the proposed increase, calculated as the number of available shares and plan awards as a percentage of common shares outstanding. The total potential dilution resulting from issuing all shares authorized under the Existing Plan as of December 31, 2016 is about 9.2%. We believe that our burn rate and potential dilution levels are reasonable for our industry and market conditions.
Expected Duration.  We expect that the shares available for future awards, including the additional shares if this proposal is approved by our shareholders, will be sufficient for awards under the Amended Plan for the next two years. Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity at the executive level; whether future awards are in the form of stock options and SARs or in the form of full value awards; the rate at which shares are returned to the Amended Plan reserve upon the expiration, forfeiture or cash settlement of awards; the future performance of our stock price; consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Additional Information on Outstanding Awards and Grants

The following provides additional information on the total awards outstanding under the Existing Plan as of December 31, 2016 and February 28, 2017, and total grants made in 2014, 2015, and 2016 under the Existing Plan.

Overhang

The following table provides certain additional information regarding total awards outstanding at December 31, 2016 and February 28, 2017.

	As of December 31, 2016	As of February 28, 2017
Total number of shares of common stock subject to outstanding stock options	1,461,344	2,018,895
Weighted-average exercise price of outstanding stock options	$50.46	$56.01
Weighted-average remaining term of outstanding stock options	6.71	7.53
Total number of shares of common stock subject to outstanding full value awards(1)	2,172,761	2,226,951
Total number of shares of common stock available for grant under the Existing Plan	1,323,062	765,764

(1)	Includes at December 31, 2016 and February 28, 2017 the following summary of shares outstanding:

Shares Outstanding:	As of December 31, 2016	As of February 28, 2017
RSUs/DSUs	397,026	686,976
Matching PRSUs	193,316	154,287
Aspirational PRSUs	1,242,700	1,180,100
Other PRSUs	339,719	205,588
Total	2,172,761	2,226,951

As of March 15, 2017 Record Date
Total number of shares of common stock outstanding	53,885,518
Per-share closing price of common stock as reported on NYSE	$45.92

Burn Rate

The following table provides detailed information regarding the activity related to our Existing Plan for the respective fiscal years.

	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2014
Total number of shares of common stock subject to stock options granted	—	757,827	239,093
Total number of shares of common stock subject to RSUs, DSUs, and target PRSUs granted (1)	482,833	1,854,195	311,984
Weighted-average number of shares of common stock outstanding	59,019,801	61,669,925	60,838,400
Burn Rate (options, RSUs, DSUs, and target PRSUs granted)	0.82%	4.24%	0.91%
Total number of shares of common stock subject to RSUs, DSUs, and PRSUs earned (1)	393,895	133,573	52,562
Burn Rate (options, RSUs, DSUs, and earned PRSUs)	0.67%	1.45%	0.48%

(1) Includes for 2016, 2015 and 2014 the following RSUs and DSUs granted and Target PRSUs granted or PRSUs earned:

	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2014
RSUs and DSUs granted	286,803	133,573	25,571
Target PRSUs granted	196,030	1,720,622	286,413
PRSUs earned	107,092	—	26,991

Summary of the Amended Plan

The key features of the Amended Plan are summarized below. A copy of the Amended Plan is attached as Appendix B to this Proxy Statement and is incorporated herein by reference. We encourage you to read the Amended Plan in its entirety. By voting in favor of this proposal, you will be voting to approve the adoption of the Amended Plan and the material terms of the Amended Plan for purposes of qualifying awards thereunder as performance-based compensation under Section 162(m) of the Code.

Purpose. The Amended Plan is intended to encourage ownership of stock by employees, consultants and directors of the Company and its affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of awards of or pertaining to shares of the Company's common stock.

Stock Subject to the Amended Plan. The shares issued or to be issued under the Amended Plan may be either authorized but unissued shares of the Company's common stock or shares held by the Company in its treasury. The maximum number of shares of stock which may be issued pursuant to or subject to awards under the Amended Plan is 8,663,290 shares. The maximum number of shares of stock which may be issued pursuant to or subject to awards of incentive stock options is also 8,663,290 shares. For purposes of calculating the maximum number of shares that may be issued pursuant to all awards under the Amended Plan, including any shares that become available for issuance following the forfeiture, cancellation or settlement of awards, or tender or withholding of common stock, as set forth above: (a) every one share issuable pursuant to the exercise of a stock option or stock appreciation right shall count as one share, and (b) every one share underlying restricted stock, restricted stock units, or other stock-based awards (other than stock options and SARs) shall count as two shares.
In applying the foregoing share limitation under the Amended Plan, awards that are ultimately paid in cash do not reduce the number of shares available for issuance under the Amended Plan. In addition, the following shares will be added back, that is, they will again become available for issuance under the Amended Plan:

•
shares under the Amended Plan or our 2003 Equity Incentive Plan reserved for issuance upon exercise or settlement of awards to the extent they lapse, expire, terminate or are cancelled, surrendered, exchanged or forfeited without the underlying shares being issued;

•	restricted stock under the Amended Plan or our 2003 Equity Incentive Plan to the extent it is forfeited or surrendered before the restriction period expires; and

•	shares issued pursuant to an award under the Amended Plan or our 2003 Equity Incentive Plan and that we subsequently reacquire such shares pursuant to rights reserved upon the issuance of such shares.

Any shares added to the share reserve will be added back in the same amount as counted against the share reserve when granted, which varies by award type.
In no event will the following shares be re-credited to the Amended Plan’s share reserve:

•	shares delivered in payment of the exercise price of an award or the base price of a stock appreciation right;

•	shares delivered or withheld to satisfy tax withholding obligations;

•	shares we purchased using proceeds from option exercises; and

•	shares not issued or delivered as a result of a net settlement of an outstanding option or stock appreciation right.

For purposes of the provisions described above, existing awards under our 2003 Equity Incentive Plan shall be treated in the same manner as awards granted under our Amended Plan for purposes of increasing the Amended Plan share reserve in the circumstances described above, with all such awards under the 2003 Equity Incentive Plan in the form of stock options and SARs increasing the share reserve on a one-for-one basis, and all such awards under the 2003 Equity Incentive Plan in the form of restricted stock, restricted stock units, or other stock-based awards (other than stock options and SARs) increasing the share reserve on a two-for-one basis.
In addition, awards granted in assumption of or in substitution or exchange for awards previously granted by a company we acquire shall not reduce the number of shares authorized for grants under the Amended Plan or reduce the applicable per person limitations described below. In addition, in the event a company we acquire has shares available for grant under a pre-existing plan approved by stockholders and not adopted in anticipation of such acquisition or combination, such available shares may be used for awards under the Amended Plan and will not reduce the shares of stock authorized for grant under the Amended Plan, provided that awards using such available shares shall not be made after the date award or grants could have been made under the terms of the pre-existing plan, absent the acquisition and combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.
Administration. The Amended Plan may be administered by the Compensation Committee of the Board of Directors, by the Board directly, or, in certain cases, by an executive officer or officers of the Company designated by the Compensation Committee. The Compensation Committee has the discretion, subject to the provisions of the Amended Plan, to determine the employee, consultant or director to receive an award and the form of award. Further, the Compensation Committee has complete authority to interpret the Amended Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Amended Plan.
Eligibility. Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee Directors or non-employee members of any board of directors (or similar governing authority) of any affiliate. As of December 31, 2016, the number of eligible persons was approximately 210.

Individual Limits. The maximum number of shares of stock subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year in respect of the non-employee director’s service as a member of the Board (including service as a member or chair of any committee of the Board), shall not exceed $700,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. Recipients other than non-employee directors may not receive grants of options or SARs covering more than 3,000,000 shares in any three year period. The maximum number of shares of stock that may be subject to all awards or any combination thereof (including options and stock appreciation rights) and intended to be qualified performance-based awards granted to any one participant during any three calendar year period shall be 3,500,000 shares. In addition, no recipient may be granted during any calendar year awards intended to be qualified performance-based awards that are denominated in cash that have an aggregate maximum value of more than $5,000,000.
Effect of Termination of Employment, Etc. Unless the Compensation Committee shall provide otherwise with respect to any award under the Amended Plan, all awards will be forfeited or otherwise subject to return or repurchase on the terms provided in the applicable award agreement following the recipient's termination of employment or other association, for any reason, with the Company or its affiliates.
Non-Transferability of Awards. In general, no award under the Amended Plan may be transferred by the recipient, and during the life of the recipient all rights under an award may be exercised during the life of the recipient only by the recipient or his or her legal representative. However, the Compensation Committee may provide that an award of a nonstatutory option or shares of restricted stock may be transferred by the recipient, without consideration, to a family member,
Types of Awards. Awards under the Amended Plan may include incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and stock grants. Awards under the Amended Plan may be designated as qualified performance-based awards intended to qualify as "performance-based" compensation under Section 162(m) of the Code. Each award will be subject to all applicable terms and conditions of the Amended Plan, and such other terms and conditions as the Compensation Committee may prescribe.

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Nonstatutory stock options and incentive stock options, or stock options, are rights to purchase common stock of the Company. A stock option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine. A stock option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the stock option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, by delivery to the Company of shares of common stock (with some restrictions), by surrender of the stock option as to all or part of the shares of common stock for which the stock option is then exercisable, or through and under the terms and conditions of any formal cashless exercise program authorized by the Company. The Amended Plan does not permit the payment of dividends or other distributions with respect to stock options.

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Incentive stock options may be granted only to employees of the Company, or any parent or subsidiary Company, and must have an exercise price of not less than 100% of the fair market value of the Company's common stock on the date of grant (110% for incentive stock options granted to any recipient holding more than 10% of the stock of the Company immediately prior to the date of grant). In addition, the term of an incentive stock option may not exceed ten years (five years, if granted to any 10% stockholder) and the amount of the aggregate fair market value of common stock (as of the date of grant of the stock option) exercisable for the first time by the recipient during any calendar year under an incentive stock option may not exceed $100,000, minus the aggregate fair market value of common stock then exercisable by the recipient for the first time under all incentive stock options previously granted to the recipient under all plans of the Company and its affiliates.

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Nonstatutory stock options must have an exercise price of not less than 100% of the fair market value of the Company's common stock on the date of grant and the term of any nonstatutory stock option may not exceed ten years.

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Stock appreciation rights, or SARs, are rights to receive any appreciation in the fair market value of shares of common stock over a specified exercise price. Stock appreciation rights may be granted in tandem with a stock option, such that the recipient has the opportunity to exercise either the stock option or the SAR, but not both. The base exercise price (above which any appreciation is measured) will not be less than 100% of the fair market value of the common stock on the date of grant of the SAR or, in the case of a SAR granted in tandem with a stock option, the exercise price of the related stock option. SARs are subject to terms and conditions substantially similar to those applicable to nonstatutory stock options, except as the Compensation Committee may deem inappropriate or inapplicable. No SAR may be exercised on or after the tenth anniversary of the grant date. The Amended Plan does not permit the payment of dividends or other distributions with respect to SARs.

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Awards of restricted stock are grants of rights to receive shares of common stock which are subject to limitations on transferability and a risk of forfeiture arising on the basis of conditions related to the performance of services, Company or affiliate performance or otherwise as the Compensation Committee may determine. Awards of restricted stock will be subject to a risk of forfeiture during a restriction period, established by the Compensation Committee. Prior to the lapse of the risk of forfeiture of an award of restricted stock, the recipient will have all of the rights of a stockholder of the Company, including the right to vote but subject to the limitations on dividends described below. Any dividends payable in shares of stock of the Company shall constitute additional restricted stock. The Compensation Committee may determine, at the time of the award, that payment of cash dividends be deferred and reinvested in additional restricted stock. Notwithstanding anything in the Amended Plan or any award agreement to the contrary, although the Committee may authorize the accrual of dividends or other distributions during the applicable restriction period, in no event will any dividends or distributions be paid with respect to any outstanding shares of restricted stock prior to the end of the applicable restriction period, and any dividends declared or other distributions made during the restriction period will be forfeited if during the restriction period the underlying right to restricted stocks is forfeited or otherwise terminated.

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Awards of restricted stock units are grants of rights to receive shares of common stock arising on the basis of conditions relating to the performance of services, Company or affiliate performance or otherwise as the Compensation Committee may determine, which are issued at the close of the applicable restriction period. Notwithstanding anything in the Amended Plan or any award agreement to the contrary, in no event will any dividends or distributions be paid with respect to any outstanding restricted stock units prior to the end of the applicable restriction period. The Compensation Committee may permit or require the payment of dividends to be deemed reinvested in additional restricted stock units to the extent shares are available under the Amended Plan.

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Awards of performance units are grants of rights to receive cash, stock or other awards, at the close of a specified performance period and subject to the achievement of specified business objectives, including performance goals, as set by the Compensation Committee. The Compensation Committee may permit or require the recipient to defer receipt of payment that would otherwise be due by virtue of the satisfaction of any requirements or goals with respect to the performance units. The recipient may be entitled to receive any dividends declared with respect to the common stock which have been earned in connection with the grant of the performance units; however, such dividends or dividend equivalents shall not be paid if the underlying performance goals are not achieved and the performance unit is not earned.

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A stock grant is a grant of shares of common stock not subject to restrictions or other forfeiture conditions. Stock grants may be awarded only in recognition of significant prior or expected contributions to the success of the Company or its affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Compensation Committee deems appropriate.

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Qualified performance-based awards are awards which include performance criteria intended to satisfy Section 162(m) of the Code. Section 162(m) of the Code limits the Company's federal income tax deduction for compensation to certain specified senior executives to $1 million dollars, but excludes from that limit "performance-based compensation." Any form of award permitted under the Amended Plan, other than a stock grant, may be granted as a qualified performance-based award, but in each case will be subject to satisfaction of performance goals (or in the case of stock options based on continued service). The performance criteria used to establish performance goals are limited to the following:

•	cash flow (before or after dividends), including, without limitations, operating cash flow and free cash flow return on invested capital	•	earnings
•	stock price	•	earnings per share
•	stockholder return or total stockholder return	•
earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), and any version of the foregoing that includes other exclusions or add-backs determined at the time of the award

•	return on investment	•	return on equity
•	market capitalization	•	return on capital (including without limitation return on total capital or return on invested capital)
•	debt leverage (debt-to-capital ratio)	•	return on assets or net assets
•	net debt	•	economic value added
•	net debt to EBIT or EBITDA (as defined herein)	•	revenue
•	sales or net sales	•	backlog
•	income, pre-tax income or net income	•	operating income or pre-tax profit
•	operating profit, net operating profit	•	gross margin, operating margin or profit margin
•	economic profit	•	cash from operations
•	return on operating revenue or return on operating assets	•	operating revenue
•	operating ratio	•	general and administrative expenses
•	market share improvement	•	cost reduction challenges
•	supply chain achievements (including relationship with manufactures or suppliers of component materials and manufacturers of the Company and/or its subsidiaries' products)	•	co-development, co-marketing, profit sharing, joint venture or other similar arrangements
•	achievement of business or operational goals such as market share, business development and/or customer objectives, or debt ratings	•	manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities)
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strategic business criteria, consisting of one or more objectives based on meeting specified market share, market penetration, business expansion targets, project milestones, production volume levels, or cost targets
		•	accomplishment of, or goals relating to mergers, acquisitions, dispositions, public offerings or similar business transactions
•	working capital	•	cost of capital
•	customer service	•	any other objective goals established by the Compensation Committee

The Compensation Committee has discretion to select the length of any applicable restriction or performance period, the kind and/or level of the applicable performance goal, and whether the performance goal is to apply to the Company, a subsidiary of the Company or any division or business unit, the recipient, and whether the performance goal is to be measured on an absolute basis or relative to a peer group or index, provided that any performance goals be objective and otherwise meet the requirements of Section 162(m) of the Code. Performance Goals that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or financial metrics that are based on, or able to be derived from, GAAP, and may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. Generally, a recipient will be eligible to receive payment under a qualified performance-based award only if the applicable performance goal or goals are achieved within the applicable performance period, as determined by the Compensation Committee.
Adjustment for Corporate Actions. In the event of any change in the outstanding shares of common stock as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar distribution with respect to the shares of common stock, an appropriate and proportionate adjustment will be made in (1) the maximum numbers and kinds of shares subject to the Amended Plan, (2) the numbers and kinds of shares or other securities subject to then outstanding awards, (3) the exercise price for each share or other unit of any other securities subject to then outstanding stock options or stock appreciation rights (without change in the aggregate purchase price as to which such stock options or stock appreciation rights remain exercisable), and (4) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. Any such adjustment in awards will be determined and made by the Compensation Committee in its sole discretion.

Transactions. In the event of a transaction, including (i) the consummation of any merger or consolidation of the Company, (ii) the consummation of any sale or exchange of all of the common stock of the Company, (iii) the consummation of any sale, transfer or other disposition of all or substantially all of the Company's assets, or (iv) stockholder approval of any liquidation or dissolution of the Company, the Compensation Committee may, with respect to all or any outstanding stock options and SARs, (1) provide that such awards will be assumed, or substantially equivalent rights shall be provided in substitution therefore, (2) provide that the recipient's unexercised awards will terminate immediately prior to the consummation of such transaction unless exercised within a specified period following written notice to the recipient, (3) provide that outstanding awards shall become exercisable in whole or in part prior to or upon the transaction unless assumed or substituted, (4) provide for cash payments, net of applicable tax withholdings, to be made to the recipients, (5) provide that, in connection with a liquidation or dissolution of the Company, awards shall convert into the right to receive liquidation proceeds net of the exercise price of the awards and any applicable tax withholdings, or (6) any combination of the foregoing. With respect to outstanding awards other than stock options or SARs, unless otherwise provided in the applicable award agreement, upon the occurrence of a transaction other than a liquidation or dissolution of the Company which is not part of another form of transaction, the repurchase and other rights of the Company under each such award will transfer to the Company's successor. Upon the occurrence of such a liquidation or dissolution of the Company, all risks of forfeiture and performance goals applicable to such other awards will automatically be deemed terminated or satisfied, unless specifically provided to the contrary in the award. Any determinations required to carry out any of the foregoing will be made by the Compensation Committee in its sole discretion.
Change of Control. A change of control is defined in the Amended Plan as the occurrence of any of the following: (1) the consummation of a transaction, as described above, unless securities possessing more than 50% of the total combined voting power of the resulting entity or ultimate parent entity are held by a person or persons who held securities in substantially the same proportions possessing more than 50% of the total combined voting power of the Company immediately prior to the transaction; (2) any person or group of persons, excluding the Company and certain other related entities, directly or indirectly acquires beneficial ownership of securities possessing more than 30% of the total combined voting power of the Company, unless pursuant to a tender or exchange offer that the Company's Board of Directors recommends stockholders accept; or (3) over a period of no more than 24 consecutive months there is a change in the composition of the Company's Board of Directors such that a majority of the Board members at the beginning of such period ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period, other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest, by at least a majority of the remaining Board members who have been Board members continuously since the beginning of that period, provided that any member elected as provided in clause (ii) shall thereafter be deemed to have been a member at the beginning of such 24 month period. The Board may, within 45 days after public disclosure of the event that would otherwise constitute a change of control pursuant to clause (2), determine that such event will not constitute a change of control.
The Amended Plan provides as follows in the event of a change of control, subject to the terms of a participant’s award agreement:

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Stock Options Assumed. With respect to stock options that are assumed, converted or replaced by a successor organization following a change of control, if the recipient’s employment is terminated without cause (as defined in the Amended Plan) or if the recipient resigns for good reason (defined in the Amended Plan as relocation of the participant's principal workplace over sixty (60) miles from the existing workplace, without the participant's prior consent) within twelve months of the change of control, all the unvested stock options shall immediately vest and remain outstanding and exercisable until the one year anniversary of the termination of employment.

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Other Awards Assumed. With respect to awards, other than stock options, that are assumed, converted or replaced by a successor organization following a change of control, if the participant’s employment is terminated by the Company or any of its affiliates other than for cause or if the participant resigns for good reason, in either case within twelve (12) months after the occurrence of a change of control, all of the participant’s awards subject to vesting which have not become vested awards pursuant to the applicable award agreement as of the date of such termination of employment shall immediately become vested awards, and if such award is a qualified performance-based award, any remaining performance goals with respect to such award shall be deemed to have been met at the maximum performance level.

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Awards Not Assumed. With respect to awards that are not assumed, converted or replaced by a successor organization following a change of control, in the case of stock options, all unvested options shall immediately vest and remain outstanding and exercisable until the one year anniversary of the change of control, and in the case of all other awards, all of the participant’s awards subject to vesting which have not become vested awards as of the date of such change of control shall immediately become vested awards and if such award is a qualified performance-based award, any remaining performance goals with respect to such award shall be deemed to have been met at the target level of performance, if applicable.

Settlement of Awards. Stock options and restricted stock will be settled in accordance with their terms. All other awards under the Amended Plan may be settled in cash, common stock or other awards, or a combination thereof, as determined by the Compensation Committee at or after the date of grant and subject to any contrary award agreement.
Clawback Policy. The Amended Plan provides that all future awards are subject to the Company’s clawback policy as in effect from time to time, to the extent such policy applies to the particular participant, and that each participant subject to the applicable clawback policy will agree to the related recoupment provisions and agree to provide cooperation and assistance as required to recoup or otherwise recover any applicable awards or amounts paid.
Termination and Amendment of the Plan. Generally, the Board may at any time terminate the Amended Plan or make such modifications of the Amended Plan as it shall deem advisable, subject to the rights of recipients of outstanding awards on the date of amendment or modification in a material manner. Unless the Board otherwise expressly provides, no amendment of the Amended Plan shall affect the terms of any award outstanding on the date of the amendment. In addition, no amendment may (i) increase the number of shares of common stock which may be issued under the Amended Plan (except pursuant to the equitable adjustment provisions referred to above under “Adjustments for Corporate Actions”), (ii) change the description of the persons eligible for awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange. As noted above, without stockholder approval, awards may not be "repriced" to reduce their exercise or base price.
Summary of Tax Consequences. The following is a brief and general discussion of the principal United States federal income tax consequences to the Company and to recipients of awards granted under the Amended Plan. This summary is not intended to be comprehensive, nor does it describe state, local or foreign tax consequences, and is based upon laws and regulations in effect on March 15, 2017. Such laws and regulations are subject to change. This summary is intended for the information of stockholders considering how to vote and not as tax guidance to participants in the Amended Plan. Participants in the Amended Plan should consult their own tax advisors as to the tax consequences of participation. The Amended Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

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Nonstatutory Stock Options. Generally, there are no federal income tax consequences to a participant upon grant of a nonstatutory stock option. Rather, upon the exercise of such an option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the common stock acquired upon the exercise of such option exceeds the exercise price, if any. The Company is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the participant. Upon a subsequent sale of common stock acquired under a nonstatutory stock option, the participant will realize a short-term or long-term capital gain or loss equal to the difference between the fair market value of the common stock on the exercise and sale dates. capital gain (or loss) will be short-term if the common stock is disposed of within one year after the nonqualified stock option is exercised, and long-term if the common stock was held more than 12 months as of the sale date.

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Incentive Stock Options. Except as noted at the end of this paragraph, there are no federal income tax consequences to a participant upon grant or exercise of an incentive stock option, and the Company will not be entitled to a tax deduction at the time of the grant or the exercise of the option; provided, however, that the difference between the value of the common stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the participant’s alternative minimum tax. If the participant holds shares of common stock purchased pursuant to the exercise of an incentive stock option for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of common stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of common stock within two years after the date an incentive stock option is granted or within one year after the exercise of an option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and any additional gain or loss will be a capital gain or loss depending on the holding period. If the participant recognizes ordinary income upon a disposition within these holding periods, the Company generally will be entitled to a tax deduction in the same amount.

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Restricted Stock. A participant that receives a restricted stock award under the Amended Plan normally will not be required to recognize income for federal income tax purposes at the time of grant, nor is the Company entitled to any deduction, to the extent the common stock award has not vested (i.e., is no longer subject to a substantial risk of forfeiture). When any part of a restricted share award vests, the participant will generally recognize ordinary income in an amount equal to the amount by which the then fair market value of the common stock acquired exceeds the price he or she has paid for it, if any. Recipients of restricted stock may, however, within 30 days of receiving an award of restricted stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an "83(b) election." If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the restricted stock. If the shares subject to such election are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. If an 83(b) election has not been made, any dividends received with respect to the restricted share award prior to the lapse of the restrictions will be treated as additional compensation that is taxable as ordinary income to the participant. The Company will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Upon the sale of the vested common stock, the participant will realize short-term or long-term capital gain or loss depending on the holding period. The holding period generally begins when the restriction period expires. If the recipient timely made a Section 83(b) election, the holding period commences on the date of the grant.

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Stock Appreciation Rights. Stock appreciation rights are treated very similarly to nonstatutory stock options for tax purposes. A participant receiving a stock appreciation right will not normally recognize any taxable income upon the grant of the stock appreciation right. Upon the exercise of the share appreciation right, a participant will generally recognize ordinary income equal to either: (i) the cash received upon the exercise; or (ii) if common stock is received upon the exercise of the stock appreciation right, the fair market value of the common stock received. The Company will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the participant.

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Restricted Stock Units and Performance Units. A recipient of restricted stock or performance units will not be required to recognize any income for federal income tax purposes, and the Company is not entitled to a deduction, at the time of grant. Rather, upon the settlement of units, the participant will generally recognize ordinary income on receipt of any shares of common stock, cash or other property in settlement of any of these awards under the Amended Plan, and the Company generally will be entitled to a deduction equal to the amount of the ordinary income realized by the participant. If the participant is an employee, the participant will be subject to Social Security and Medicare taxes at the time the units vest, even though the recipient of units has not received payment with respect to such units at such time. However, no additional Social Security or Medicare taxes will be due when such payment is made (even if the market value of the underlying shares has increased). If the recipient receives shares of common stock upon settlement then, upon disposition of such shares, appreciation or depreciation after the settlement date is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

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Unrestricted Stock Grants. The tax consequences of receiving common stock pursuant to a share award under the Amended Plan is similar to receiving cash compensation from the Company, unless the common stock awarded consists of restricted shares (i.e., subject to a substantial risk of forfeiture). If the shares of common stock are unrestricted (i.e., not subject to a substantial risk of forfeiture), the participant must recognize ordinary income equal to the fair market value of the common stock received, less any amount paid for common stock. The Company generally is entitled to a tax deduction for compensation paid to a participant at the same time and in the same amount as the participant recognizes ordinary income.

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Performance Awards. A participant generally will not recognize income upon the grant of a performance award. Upon payment of the performance award, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance award is payable in common stock, the fair market value of the common stock received. When the participant recognizes ordinary income upon payment of a performance award, the Company generally will be entitled to a tax deduction in the same amount.

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Consequences of a Change in Control. If a change of control of the Company causes awards under the Amended Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and result in a disallowance of the Company’s deductions under Section 280G of the Code.

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Potential Deferred Compensation. Section 409A of the Code (“409A”) applies to compensation that individuals earn in one year but that is not paid until a future year. This is referred to as nonqualified deferred compensation. If deferred compensation covered by 409A meets the requirements of 409A, then 409A has no effect on the individual’s taxes. The compensation is taxed in the same manner as it would be taxed if it were not covered by 409A. If such a deferred compensation arrangement does not meet the requirements of 409A, the compensation is subject to accelerated taxation in the year in which such compensation is no longer subject to a substantial risk of forfeiture and certain additional taxes, interest and penalties, including a 20% additional income tax. Awards of stock options, stock appreciation rights, restricted stock units and performance awards under the Amended Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of 409A. Awards under the Amended Plan are intended to comply with 409A, the regulations issued thereunder or an exception thereto. Notwithstanding, 409A may impose upon a participant certain taxes or interest charges for which the participant is responsible. Section 409A does not impose any penalties on the Company and does limit the Company’s deduction with respect to compensation paid to a participant.

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Section 162(m) Limitations on the Company's Tax Deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, Section 162(m) of the Code limits the deductibility of compensation paid to each of the Company’s chief executive officers and the three other highest compensated officers, other than the chief financial officer (collectively, the “covered employees”), in any one year to $1,000,000, unless the compensation is “qualified performance-based compensation.” The Amended Plan has been structured in a manner that enables the covered employees to receive grants of award that are designed to satisfy the requirements of “qualified performance-based compensation” within the meaning of Section 162(m). Among other requirements, for compensation to be “performance-based” for purposes of Section 162(m), the performance goals must be pre-approved and objective. These awards are referred to as “qualified performance-based awards” and are in addition to options and SARs, which also are expressly authorized under the Amended Plan and also may qualify as qualified performance-based compensation for purposes of Section 162(m). While approval of the Amended Plan by stockholders will enable us to grant awards that qualify as “performance-based compensation” under Section 162(m), we believe that it is in our best interests and the interests of our stockholders to maintain the flexibility also to grant awards that do not qualify as “performance-based compensation” as determined in the discretion of the Committee.

Allocation of Awards; Plan Benefits. It is not presently possible to determine the dollar value of award payments that may be made or the number of options, shares of restricted stock, restricted stock units, or other awards that may be granted under the Amended Plan in the future, or the individuals who may be selected for such awards because awards under the Amended Plan are granted at the discretion of the Compensation Committee.
The following table sets forth awards that were received by the persons and groups named below for 2016 under the Existing Plan. For additional information about grants in 2016 under the Existing Plan to NEOs and to members of the Board of Directors, please see "Compensation of Executive Officers - Grants of Plan-Based Awards" and "Director Compensation" elsewhere in this Proxy Statement.

Recipients	Dollar Value ($) 2016 LTIP Grant Value	Number of Units
		# of Stock Options	# of RSUs	# of PRSUs/DSUs
Scott L. Thompson	—	—	—	—
Barry A. Hytinen	975,000	—	18,262	—
Richard W. Anderson	975,000	—	18,262	—
David Montgomery	1,100,000	—	20,603	—
Jay G. Spenchian	975,000	—	18,262	—
W. Timothy Yaggi	1,900,000	—	35,587	—
All executive officers as a group	6,525,000	—	122,214	—
All non-executive directors as a group	685,000	—	—	11,360
All employees excluding executive officers as a group	7,968,916	—	149,258	—

VOTE REQUIRED
The affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting will be required to approve Proposal Three.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
OF THE ADOPTION OF THE AMENDED AND RESTATED 2013 EQUITY COMPENSATION PLAN.

PROPOSAL FOUR

RATIFICATION OF THE AMENDED AND RESTATED RIGHTS AGREEMENT

You are being asked to ratify the adoption by the Board of the Rights Agreement, dated February 8, 2017, and as amended and restated as of March 14, 2017 (the “Rights Agreement”), by and between the Cfompany and American Stock Transfer & Trust Company, LLC, as Rights Agent. Stockholder ratification of the Rights Agreement is not required by applicable law, or by our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”), Sixth Amended and Restated Bylaws (the “Bylaws”) or other governing documents. Nonetheless, the Board has determined to request stockholder ratification of the adoption of the Rights Agreement to determine the viewpoint of stockholders as to the advisability of the Rights Agreement and as a matter of good corporate governance. The Board’s decision to seek ratification of the Rights Agreement is not in response to, or in anticipation of, any existing unsolicited, pending or threatened takeover bid or offer for our Common Shares.

Background of the Rights Agreement

The Board initially adopted the Rights Agreement on February 8, 2017 and thereafter amended and restated the Rights Agreement on March 14, 2017. The Rights Agreement, as amended and restated, is intended to comply with the published guidelines regarding stockholder rights plans contained in the 2017 Proxy Voting Guidelines of ISS Governance Services (“ISS”), a leading proxy advisory firm that many institutional investors look to for voting recommendations and guidance on various corporate governance matters. As a result, the Rights Agreement contains a number of provisions that have been tailored to meet such guidelines and are intended to be “stockholder friendly” including, but not limited to, the following: (i) the term of the Rights Agreement, at less than one year, is less than the three-year term limit contained in the ISS Proxy Voting 2017 guidelines; (ii) the ownership trigger threshold for a "flip-in" or "flip-over" event has been set at twenty percent (20%) of the Common Shares; (iii) no dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors of the Company to redeem the Rights or otherwise make the Rights Agreement non-applicable to a particular transaction; and (iv) a stockholder exemption feature that, pursuant to the terms of the Rights Agreement, provides that if the Company receives a Qualifying Offer (as defined below) and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Rights Agreement (the “Special Meeting”), in each case by the end of the ninety (90) business days following the commencement of such Qualifying Offer and such offer remains a Qualifying Offer, the holders of record of ten (10) percent of the Common Shares may request that the Board call a special meeting of stockholders to vote on a resolution authorizing the exemption of the Qualifying Offer from the terms of the Rights Agreement.

In making the decision to adopt the Rights Agreement on February 8, 2017, the Board took into consideration, among other factors, the reaction of the stock market to the Company’s public announcement on January 30, 2017 that the Company had issued formal termination notices for all of the Company’s brands to Mattress Firm, Inc. (“Mattress Firm”), one of the Company’s largest customers, as of January 27, 2017, and that the Company anticipated it would cease doing business with Mattress Firm during the first quarter of 2017. The unusually high volume of trading activity in the Common Shares, as well as the substantial drop in the market trading price of the Common Shares, that followed such public announcement, highlighted for the Board how attractive and vulnerable the Company might be to an acquirer seeking to opportunistically (i) take advantage of the Common Shares’ depressed per share stock price, which, on February 8, 2017, the date the Rights Agreement was initially adopted, was approximately 48% below the Common Shares’ 52-week high per share trading price on the NYSE, and (ii) acquire Common Shares at an inadequate price before the market recognizes the Company’s potential for growth and value creation, even after the termination of the Company’s supply contracts with Mattress Firm. It also highlighted the need for the Board to take action to, among other things, deter the use of coercive or abusive takeover tactics by one or more parties interested in acquiring control of the Company or a significant position in our Common Shares without offering an appropriate control premium to all stockholders. In addition to filling the foregoing needs, the Board believes that the Rights Agreement encourages a potential acquirer to negotiate with the Board to have the rights redeemed or the Rights Agreement amended prior to such party exceeding the ownership thresholds set forth in the Rights Agreement. If the rights are not redeemed (or the Rights Agreement is not amended to permit the particular acquisition) and such party exceeds the ownership thresholds, the rights become exercisable at a discounted price resulting in both a dilution of the party’s holding in the Company and making an acquisition thereof significantly more expensive by significantly increasing the number of shares that would have to be acquired to effect a takeover.

In light of the foregoing and for the reasons set forth below, on February 8, 2017, the Board declared a dividend of one right (a “Right”) for each outstanding Common Share to stockholders of record at the close of business on February 20, 2017 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, $0.01 par value per share (the “Preferred Shares”), at an exercise price of ninety dollars ($90.00) per one one-thousandth of a Preferred Share, subject to adjustment (the “Exercise Price”). The initial issuance of the Rights had no accounting or financial reporting impact and had no effect on the Company’s earnings per share.

On February 8, 2017, the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, entered into a Rights Agreement (the “Rights Agreement”). In connection with the adoption of the Rights Agreement, and in order to set forth the rights, powers and preferences of the Preferred Shares that are issuable pursuant to the Rights Agreement, the Company filed a Certificate of Designation for the Series A Junior Participating Preferred Stock (the “Original Certificate of Designation”) with the Secretary of State of the State of Delaware on February 9, 2017.

On March 14, 2017, the Company and the Rights Agent amended and restated the Rights Agreement to include the ability of stockholders, under certain circumstances and as discussed further below, to exempt a Qualifying Offer from the Rights Agreement. In connection with the amendment and restatement of the Rights Agreement, the Company filed an Amended and Restated Certificate of Designation of Series A Junior Participating Preferred Stock (the "Amended and Restated Certificate of Designation") with the Secretary of State of the State of Delaware on March 15, 2017. The Amended and Restated Certificate of Designation amends the Original Certificate of Designation to reference the amended and restated Rights Agreement adopted on March 14, 2017, but did not change any of the rights, powers and preferences of the Preferred Shares that were set forth in the Original Certificate of Designation. On March 15, 2017, the Company issued a press release announcing that the Board had amended and restated the Rights Agreement. In that press release, the Company also indicated that the Company intended to seek ratification of the Rights Agreement from its stockholders at the 2017 Annual Meeting.

Reasons for the Rights Agreement

In light of the reasons set forth below, the Board continues to believe that the Rights Agreement is in the best interest of all of the Company’s stockholders:

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Current Trading Price of the Common Shares. Our Common Shares continue to trade at a significant discount to historical levels, which we believe continues to be largely due to investor concerns related to the Company’s termination of its supplier contracts with Mattress Firm as of January 27, 2017. As of March 15, 2017, the most recent practicable date prior to the filing of this Proxy Statement, the per share closing price of the Common Shares on the NYSE was $45.92, which was 44% below the Common Shares’ 52-week high per share trading price on the NYSE.

•
Better Ability for Board to Respond to Unsolicited Acquisition Proposals. The Rights Agreement is intended to enable the Board, as elected representatives of the stockholders, to be better positioned to respond to an unsolicited acquisition proposal, especially at a time when the Company's common stock is trading at a significant discount to historical levels. It is also intended to ensure that all stockholders are treated fairly in an acquisition of the Company. The Rights Agreement does not prevent parties from making an unsolicited offer for, or acquisition of, the Company at a full and fair price and on fair terms. It does, however, give the Board the ability to defend stockholders against abusive or coercive takeover tactics by a potential acquirer that could be used to gain control of the Company without the acquirer paying all stockholders a fair price for their shares, including a partial or two-tier tender offer that fails to treat all stockholders equally.

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Encourages Good Faith Negotiations. The Rights Agreement is intended to induce potential acquirers to negotiate in good faith with the Board and thereby strengthens the Board’s bargaining position for the benefit of all stockholders by providing the Board with the opportunity, flexibility and additional time to (i) determine whether any proposed transaction is in the best interests of all of the Company’s stockholders; (ii) attempt to negotiate better terms for any such transaction that, if accepted, would result in a transaction that the Board determines to be in the best interests of all of the Company’s stockholders; (iii) achieve a fair price for the stockholders that is consistent with the intrinsic value of the Company and its long-term prospects; (iv) reject any transaction that the Board determines to be inadequate; and (v) consider alternative transactions and opportunities. The existence of the Rights Agreement does not diminish the responsibility of the Board to consider acquisition proposals in a manner consistent with the Board’s fiduciary duties to stockholders.

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Control of a Sale Process. The Rights Agreement is intended to enable the Board to better manage and control an auction of the Company or other sale process to the extent the Board may, in the future, decide to consider strategic alternatives or sell the Company. It enhances the Board’s ability to protect a negotiated transaction from uninvolved third parties once the auction or other sale process is completed. It also may be effective in providing the Board sufficient time to evaluate a proposed transaction and, if necessary, seek alternative courses of action to maximize stockholder value.

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Deters “Creeping Acquisitions.” The Rights Agreement deters “creeping acquisitions” on the open market and the attendant implications of having a meaningful block of shares in the hands of an acquirer or two or more acquirers “acting in concert” with one another.

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Deters an Acquirer from Seeking Control By Opportunistically Taking Advantage of Adverse Market Conditions. The Rights Agreement is also intended to deter an acquirer or two or more acquirers “acting in concert” with one another from taking advantage of adverse market conditions, short-term declines in share prices, or anticipated improvements in operating results before such improvements are fully reflected in the market price of the Common Shares, and from acquiring control of the Company at a price that does not reflect the Company’s intrinsic value or long-term prospects.

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Rights Agreement Contains Various Stockholder-Friendly Terms. In addition to the fact that the Rights Agreement is being submitted to stockholders for ratification at the first meeting of stockholders called since the Rights Agreement was initially adopted on February 8, 2017, the Rights Agreement’s provisions are intended to comply with the published guidelines regarding stockholder rights plans contained in the 2017 Proxy Voting Guidelines of ISS. Such provisions include the following: (i) a term of less than three years, (ii) the ownership trigger threshold for a “flip-in” or “flip-over” event has been set at twenty percent (20%) of the Common Shares; (iii) no dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors of the Company to redeem the Rights or otherwise make the Rights Agreement non-applicable to a particular transaction; and (iv) a stockholder exemption feature that, pursuant to the terms of the Rights Agreement, provides that if the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of the Rights Agreement or called a Special Meeting for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Rights Agreement, in each case by the end of the ninety (90) business days following the commencement of such Qualifying Offer and such offer remains a Qualifying Offer, the holders of record of ten (10) percent of the Common Shares may request that the Board call a Special Meeting to vote on a resolution authorizing the exemption of the Qualifying Offer from the terms of the Rights Agreement.

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Vulnerability of Company Due To Absence of Certain Other Anti-takeover Devices and Statutory Protections. The Company does not have some of the takeover defenses and statutory protections available to many other public companies. In addition, some of the Company’s corporate governance provisions make it more vulnerable to unsolicited acquisition proposals and other actions of third parties that may not be in the best interests of all stockholders. Specifically, (i) all members of the Board are elected on an annual basis, (ii) directors are elected pursuant to a majority vote standard unless the election is contested, thus making the Company more vulnerable to a “vote no” campaign against its nominees for election to the Board, (iii) the members of the Board may be removed by stockholders with or without cause, and (iv) the Company has opted out of the protections of Section 203 (“Section 203”) of the Delaware General Corporation Law (the “DGCL”), Delaware’s anti-takeover statute. As such, the Company is unable to take advantage of the significant anti-takeover protection provided by Section 203. Section 203 generally provides that a stockholder acquiring more than fifteen percent (15%) of the outstanding voting shares of a corporation (an “Interested Stockholder”) but less than eighty-five percent (85%) of such shares may not engage in certain business combinations with the corporation for a period of three years subsequent to the date on which the stockholder became an Interested Stockholder unless prior to such date, the board of directors of the corporation approves either the business combination or the transaction which resulted in the stockholder becoming an Interested Stockholder or the business combination is approved by the board of directors and by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock that is not owned by the Interested Stockholder. This type of anti-takeover provision is often referred to as a “freezeout provision.”

Summary of the Rights Agreement

The following is a summary of the terms of the Rights Agreement. All capitalized terms not defined in this summary have the meanings ascribed to such terms in the Rights Agreement. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Rights Agreement, the complete text of which is attached hereto as Appendix C to this Proxy Statement and incorporated herein by reference. We urge you to read carefully the Rights Agreement in its entirety as the discussion below is only a summary.

Distribution and Transfer of Rights; Rights Certificates

On February 8, 2017, the Board declared a dividend of one Right for each outstanding Common Share. Prior to the Distribution Date referred to below:

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the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), together with a copy of the Summary of Rights, and no separate rights certificates will be distributed;

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new certificates for Common Shares issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated Common Shares registered in book-entry form, this legend will be contained in a notation in book-entry);

•
the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book-entry form) will also constitute the transfer of the Rights associated with such Common Shares; and

•	the Rights will accompany any new Common Shares that are issued after the Record Date.

Distribution Date

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Shares and become exercisable following:

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the tenth (10th) business day (or such later date as may be determined by the Board) after the public announcement that either discloses that a person or a group of Related Persons has acquired beneficial ownership of twenty percent (20%) or more of the Common Shares other than as a result of repurchases of Common Shares by the Company or certain inadvertent acquisitions (an “Acquiring Person”) or information which reveals the existence of an Acquiring Person, or

•
the tenth (10th) business day (or such later date as may be determined by the Board) after a person or a group of Related Persons announce or commence a tender or exchange offer that would result in a person or a group of Related Persons becoming an Acquiring Person. The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.”

For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.

Exempt Persons

The Rights Agreement provides that an Acquiring Person does not include the Company, any subsidiary of the Company, any employee benefit plan, any employee stock ownership plan, or other compensation program or arrangement of the Company or any subsidiary of the Company, or any person or entity holding Common Shares for or pursuant to the terms of any such plan, program or arrangement or for the purpose of funding any such plan, program or arrangement or any person or entity organized to hold Common Shares pursuant to any employee benefit plan of the Company or for the purpose of funding any such plan. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date.

The Rights Agreement also provides that any person that would, as of the time of the first public announcement by the Company of the initial adoption of the Rights Agreement (including any shares beneficial ownership of which is acquired on the date of such announcement pursuant to orders placed prior to such announcement), otherwise be deemed an Acquiring Person will be exempted but only for so long as neither it nor any of its Related Persons acquire or are deemed to acquire, without the prior approval of the Board, beneficial ownership of any additional Common Shares following the adoption of the Rights Agreement (other than as a result of (i) a stock dividend, stock split, subdivision, reclassification or similar transaction effected by the Company in which all registered holders of Common Shares are treated substantially equally, (ii) the grant or issuance by the Company to its directors, officers and employees of options, warrants, rights or similar interests to acquire Common Shares by the Company pursuant to any employee benefit, stock incentive plan, stock option plan or stock ownership plan of the Company adopted by the Board, and the subsequent exercise or conversion of such options, warrants, rights or similar interests, or (iii) the grant or issuance by the Company to its directors, officers and employees of restricted Common Shares or restricted stock units and the subsequent vesting of such shares or stock units, pursuant to a restricted stock or other compensation plan or arrangement adopted by the Board) while such person (together with all Related Persons) is the beneficial owner of twenty percent (20%) or more of the Common Shares then outstanding.

Preferred Shares Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for ninety dollars ($90.00) (the “Exercise Price”), one one-thousandth of a Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give a stockholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.

More specifically, each one one-thousandth of a Preferred Share, if issued, will:

•	not be redeemable;

•	entitle holders to quarterly dividend payments of $0.001 per one one-thousandth of a Preferred Share, or an amount equal to the dividend paid on one Common Share, whichever is greater;

•	entitle holders upon liquidation either to receive $1.00 per one one-thousandth of a Preferred Share or an amount equal to the payment made on one Common Share, whichever is greater;

•	have one vote per one one-thousandth of a Preferred Share; and

•
entitle holders to a payment per one one-thousandth of a Preferred Share equal to the payment made on one Common Share, if the Common Shares are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger

If an Acquiring Person obtains beneficial ownership of twenty percent (20%) or more of the Common Shares, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in the preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will, be null and void.

For example, at an exercise price of $90.00 per Right, each valid Right following a Flip-In triggering event not owned by an Acquiring Person would entitle its holder to purchase $180.00 worth of Common Shares (or other consideration, as noted above).

Flip-Over Trigger

If, after an Acquiring Person obtains twenty percent (20%) or more of the Common Shares, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company or (iii) the Company sells or transfers more than fifty percent (50%) of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

For example, at an exercise price of $90.00 per Right, each valid Right following a Flip-Over triggering event not owned by an Acquiring Person would entitle its holder to purchase $180.00 worth of the common stock of the person engaging in the transaction.

Exemption of a Qualifying Offer

In order to ensure that the Rights Agreement does not discourage prospective acquirers from making offers to acquire the Company that stockholders may believe are in their best interests, the Rights Agreement contains a provision to address the possible receipt of an offer that may be deemed to be a Qualifying Offer and to allow stockholders to exempt such Qualifying Offer from the terms of the Rights Agreement.

If the Company receives a Qualifying Offer that has not been terminated and continues to be a Qualifying Offer for the period hereinafter described and the Board has not redeemed the outstanding Rights, exempted such Qualifying Offer from the terms of the Rights Agreement or called a Special Meeting for stockholders to vote on whether to exempt the Qualifying Offer from the terms of the Rights Agreement within ninety (90) business days following the commencement of such Qualifying Offer, and if, within ninety (90) to one hundred twenty (120) business days following commencement of such Qualifying Offer, the Company receives a notice in compliance with the Rights Agreement from holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Shares (excluding shares beneficially owned by the offeror and its affiliates and associates) requesting a Special Meeting to vote on a resolution to exempt the Qualifying Offer (the “Qualifying Offer Resolution”) from the terms of the Rights Agreement, then the Board must call and hold such a Special Meeting by the ninetieth (90th) business day following receipt of the stockholder notice (the “Outside Meeting Date”).

If prior to holding a vote on the Qualifying Offer Resolution at the Special Meeting, the Company enters into an agreement conditioned on the approval by holders of a majority of the outstanding Common Shares with respect to a share exchange, one-step merger, tender offer and back-end merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than fifty percent (50%) of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

If the Board does not hold the Special Meeting by the Outside Meeting Date to vote on the exemption of the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the Outside Meeting Date. If the Board does hold a Special Meeting and stockholders vote at such meeting in favor of exempting the Qualifying Offer from the terms of the Rights Agreement, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the votes are certified as official by the inspector of elections.

 A “Qualifying Offer,” in summary terms, is an offer determined by a majority of the independent members of the Board (as such independence is determined by the Board in accordance with the listing rules of the New York Stock Exchange) to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

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is a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding Common Shares (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer);

•
is an offer whose per share offer price and consideration represent a reasonable premium over the highest reported per share market price of the Common Shares in the immediately preceding twenty four (24) months immediately preceding the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five (5) trading days immediately preceding and the five (5) trading days immediately following the date on which the offer is commenced;

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is an offer that, within twenty (20) business days after the commencement date of the offer (or within ten (10) business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Shares is either inadequate or unfair;

•
is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

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is an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) business days and, if a Special Meeting is duly requested by stockholders in accordance with the terms of the Rights Agreement, for at least ten (10) business days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) business days following receipt of the Special Meeting notice delivered in accordance with the Rights Agreement, for at least ten (10) business days following such ninety (90) business day period;

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an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•
an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any;

•
an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms of the Rights Agreement); and

•	an offer that is otherwise in the best interests of the Company and its stockholders.

As discussed in the Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualifying Offer provision in the Rights Agreement, the Board reserves the right to reject any Qualifying Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualifying Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.

Redemption of the Rights

The Rights will be redeemable at the Company’s option for $0.001 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the tenth (10th) business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of twenty percent (20%) or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend, a stock split, a subdivision, a reclassification or a similar transaction. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish.

Exchange Provision

At any time after the date on which an Acquiring Person beneficially owns twenty percent (20%) or more of the Common Shares and prior to the acquisition by the Acquiring Person of fifty percent (50%) of the Common Shares, the Board may exchange the Rights (other than Rights owned by the Acquiring Person or any Related Person, which would have become void), in whole or in part, for Common Shares at an exchange ratio (subject to adjustment) of one Common Share per Right (or, if insufficient shares are available, the Company may issue preferred stock, cash, debt or equity securities, property or a combination thereof in exchange for the Rights).

Expiration of the Rights

The Rights and the Rights Agreement will expire on the earliest to occur of the following:

•	the close of business on February 7, 2018;

•	the redemption of the Rights; and

•	the exchange of the Rights.

Amendment of Terms of Rights Agreement and Rights

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of the Rights in order to cure any ambiguities, to shorten or lengthen any time period pursuant to the Rights Agreement or to make changes that do not adversely affect the interests of holders of the Rights.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Anti-Dilution Provisions

The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, reclassification, subdivision or similar transaction of the Preferred Shares or Common Shares.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least one percent (1%) of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

Authority of the Board

When evaluating decisions surrounding the redemption of the Rights or any amendment to the Rights Agreement to delay or prevent the Rights from detaching and becoming exercisable as a result of a particular transaction, pursuant to the Rights Agreement, the Board, or any future Board, would not be subject to restrictions such as those commonly known as “dead-hand,” “slow-hand,” “no-hand,” or similar provisions.

Certain Anti-Takeover Effects

The Board adopted the Rights Agreement, for among other reasons, to protect stockholders from coercive or otherwise unfair takeover tactics that would allow a third party to gain control of the Company without paying stockholders an appropriate control premium. The Board believes that the adoption of the Rights Agreement for the reasons described above is in the best interests of the Company and all of its stockholders. In making your voting decision, stockholders should consider that, while the Rights Agreement is not intended to prevent a takeover of the Company, it does have a potential anti-takeover effect.

Generally, the Rights Agreement works by imposing a significant penalty upon any person or group (other than specified exempt persons) that acquires twenty percent (20%) or more of the Common Shares (which includes for this purpose stock referenced in derivative transactions and securities) without the approval of the Board. As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board. These provisions are not intended to prevent parties from making an unsolicited offer for, or acquisition of, the Company at a full and fair price and on fair terms. In addition, neither the Rights Agreement nor the Rights should interfere with any merger, tender or exchange offer or other business combination approved by the Board. However, these provisions apply even if the offer may be considered beneficial by some stockholders and could delay or prevent an acquisition that our Board determines is not in the best interests of the Company and all of its stockholders.

Stockholders should also consider that the Board does not have any current intention of implementing any other proposal having an anti-takeover effect. We believe that the Rights Agreement should sufficiently protect our stockholders from coercive or otherwise unfair takeover tactics by requiring potential acquirers to negotiate with our Board, and by providing our Board with more time to assess any acquisition proposal.

SEC Registration

Since the Rights are not exercisable immediately, registration of the preferred stock issuable upon exercise of the Rights with the Securities and Exchange Commission under the Securities Act of 1933, as amended, is not required until the Rights become exercisable.

United States Federal Income Tax Consequences

The United States federal income tax consequences of stockholder rights agreements have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a stockholder rights agreement, but not any later tax consequences. The following discussion of probable tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect.

Under Revenue Ruling 90-11, the adoption of the Rights Agreement and the subsequent distribution of the rights to stockholders would not be a taxable event for us or our stockholders under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the rights becoming exercisable should not result in any tax.

After such physical distribution, the rights would probably be treated for tax purposes as capital assets in the hands of most stockholders and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such rights were issued. Upon the rights becoming rights to purchase acquirer common stock, holders of rights probably would be taxed even if the rights were not exercised. Upon the rights being redeemed for cash or the rights being exchanged for our common shares, holders of the rights would probably have a taxable event. Upon the rights becoming rights to purchase our common shares, holders of rights would probably not have a taxable event. The rights may have an impact on any tax-free reorganizations we may undergo. Several types of tax-free transactions can still be structured, although the rights may not be subject to tax-free treatment.

Accounting Treatment

The issuance of the rights as a dividend to stockholders of record as of February 20, 2017 had no financial accounting or reporting impact. The fair value of the rights was zero because the rights were “out of the money” when issued and no value is attributable to them. Additionally, the rights do not meet the definition of a liability under generally accepted accounting principles in the United States and are therefore not accounted for as a long-term obligation.

Effect of Stockholders Not Ratifying the Rights Agreement

None of the Certificate of Incorporation, the Bylaws or applicable law requires stockholder ratification of the adoption of the Rights Agreement. However, the Board considers a proposal for stockholders to ratify the adoption of the Rights Agreement a matter of good corporate governance. If the stockholders do not ratify the adoption of the Rights Agreement, the Board will consider whether to continue the Rights Agreement in its current form, to amend one or more of its provisions, or to terminate it by redeeming the rights or otherwise. In weighing such alternatives, the Board will likely take into account a number of factors, including the nature of stockholders’ objections to the Rights Agreement (to the extent discernable), then current market conditions, whether the Board believes there is a need to defend the ability of its stockholders to fairly and equally participate in a potential change-of-control transaction, and whether the Board believes that, despite the failure of stockholders to ratify the Rights Agreement, in the exercise of its fiduciary duties, it is appropriate and in the best interests of stockholders to continue the Rights Agreement.

Although the Board will carefully consider the stockholders’ vote as expressed at the Annual Meeting, because the Board owes fiduciary duties to all stockholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of the Company and all of its stockholders to terminate the Rights Agreement, and may not rely solely on the stockholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Rights Agreement in place, with or without amending one or more of its provisions, notwithstanding the failure of stockholders to ratify its adoption. Likewise, even if stockholders ratify the adoption of the Rights Agreement, the Board may, at any time during the term of the Rights Agreement, determine, in the exercise of its fiduciary duties, that the Rights Agreement should be terminated.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE AMENDED AND RESTATED RIGHTS AGREEMENT.

PROPOSAL FIVE

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. In 2011, in accordance with the Board’s recommendation, the Company’s stockholders voted for the option to hold such vote annually.

As described in detail under the heading "Executive Compensation and Related Information - Compensation Discussion and Analysis," above, our executive compensation programs are designed to attract, motivate, and retain our management talent, including our NEOs, and to reward them for strong Company performance and successful execution of our key business plans and strategies. Under these programs, our NEOs are rewarded for the achievement of specific annual, long-term and strategic goals and the realization of increased stockholder value. The Compensation Committee of the Board regularly reviews the Company’s compensation programs to confirm that they are achieving these goals. Please read the "Compensation Discussion and Analysis," included elsewhere in this Proxy Statement, for additional details about our executive compensation programs, including information about the compensation of our NEOs in 2015.

As discussed more fully above and in the "Compensation Discussion and Analysis" section included elsewhere in this Proxy Statement:

•
The vast majority of our executives’ total compensation opportunity is in the form of incentive-based compensation, the majority of which is equity-based, tied to long-term performance objectives, and aligned with stockholder interests.

•	We tie performance-based incentives to metrics that drive the leadership team and other associates to accomplish our most important business goals.

•	We require our executives to meet meaningful stock ownership and retention requirements.

•
In 2015, we adopted a Clawback Policy providing that certain performance-based compensation is recoverable from specified officers, including the NEOs, if that officer has engaged in fraud, willful misconduct or gross negligence that directly caused or otherwise directly contributed to the need for a material restatement of the Company’s financial results.

•	We prohibit the hedging or pledging of Company securities by employees, executive officers and members of the Board.

•	We prohibit the re-pricing or exchange of stock options or stock appreciation rights without stockholder approval.

•
We provide minimal executive perquisites as described elsewhere in this Proxy Statement. Other than those benefits described, we do not provide additional perquisites or benefits to our NEOs that differ from those provided to other employees.

•	We do not provide tax "gross-ups" for any element of executive compensation.

We are asking our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices as described in this Proxy Statement. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section, compensation tables and narrative discussion, is hereby APPROVED on an advisory basis."

VOTE REQUIRED

The affirmative vote of the majority of shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting on the proposal is required to approve Proposal Five. The say-on-pay vote is advisory, and therefore not binding on Tempur Sealy International, its Compensation Committee or Board. The Board and the Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

PROPOSAL SIX

ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION VOTES

In accordance with Section 14A of the Exchange Act, the Dodd-Frank Act enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal Five, above.  You may vote on whether the “say-on-pay” vote should be included in the Company’s proxy statement every 1, 2 or 3 years, or you may abstain from voting on the matter.  In 2011, the Company’s stockholders’ voted for the inclusion of the “say-on-pay” vote every year. It is expected that the next advisory vote on executive compensation will occur at the 2018 Annual Meeting of Stockholders.

The Board of Directors continues to believe that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and the Board of Directors recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement each year.  Additionally, an annual advisory vote on executive compensation is consistent with our policy of providing timely, transparent information on corporate governance matters and our executive compensation philosophy, policies and practices.  We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.

VOTE REQUIRED

The frequency (every 1, 2 or 3 years) that receives the highest number of votes will be deemed to be the choice of the stockholders.  The Board will carefully consider the stockholder vote on this matter.  However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option chosen most frequently by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE OPTION OF ONCE EVERY YEAR AS THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION VOTES.

OTHER INFORMATION

Stockholder Proposals for 2018 Proxy Statement

Under Rule 14a-8 of the Exchange Act, to submit a proposal for inclusion in our Proxy Statement for the 2018 annual meeting, stockholder proposals must be submitted in writing and received by the Company no later than 11:59 p.m., local time, on November 27, 2017, at the following address:

Corporate Secretary Tempur Sealy International, Inc. 1000 Tempur Way Lexington, Kentucky 40511

In addition, a stockholder may bring business before the 2018 annual meeting, other than a proposal included in the Proxy Statement, or may submit nominations for directors, if the stockholder complies with the requirements specified in Article II, Section 2.12 of Tempur Sealy International’s By-Laws. The requirements include:

•
providing written notice that is received by Tempur Sealy International’s Corporate Secretary between December 12, 2017 and January 11, 2018 (subject to adjustment if the date of the 2018 annual meeting is moved by more than 30 days, or delayed by more than 60 days, from the first anniversary date of the 2017 annual meeting, as provided in Article II, Section 2.12 of the By-Laws); and

•	supplying the additional information listed in Article II, Section 2.12 of the By-Laws.

Annual Report on Form 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2016 is available without charge to each stockholder, upon written request to the Corporate Secretary of Tempur Sealy International at our principal executive offices at 1000 Tempur Way, Lexington, Kentucky 40511 and is also available on our website at http://investor.tempursealy.com/overview.cfm under the caption "SEC Filings."

Stockholders Sharing an Address

Only one copy of our Annual Report on Form 10-K, Proxy Statement or Notice of Internet Availability of Proxy Materials is being delivered to multiple stockholders sharing an address unless we have received instructions to the contrary from one or more of the stockholders.

We will deliver promptly upon written or oral request a separate copy our Annual Report on Form 10-K, the Proxy Statement or Notice of Internet Availability of Proxy Materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of our Annual Report on Form 10-K, Proxy Statement or Notice of Internet Availability of Proxy Materials, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write to the Investor Relations Department of Tempur Sealy International at our principal executive offices at 1000 Tempur Way, Lexington, Kentucky 40511 or call the Investor Relations Department of Tempur Sealy International at (800) 805-3635.

Cost of Solicitation

Tempur Sealy International will pay the costs of soliciting proxies from stockholders. Certain of our officers and employees, who will receive no compensation for their services other than their regular salaries, may solicit proxies, either personally or by telephone, on behalf of Tempur Sealy International. We will also reimburse banks, brokers and other nominees for their costs in forwarding proxy materials to beneficial owners of Tempur Sealy International stock. Tempur Sealy International has retained Innisfree M&A Incorporated to assist in the solicitation of proxies at an anticipated approximate cost of $15,000 plus reasonable out-of-pocket expenses. Other proxy solicitation expenses that Tempur Sealy International will pay include those for preparing, mailing, returning and tabulating the proxies.

APPENDIX A

NON-GAAP FINANCIAL INFORMATION

We provide information regarding adjusted net income, adjusted EPS, adjusted gross profit, adjusted gross margin, adjusted operating income (expense), adjusted operating margin, EBITDA, adjusted EBITDA, consolidated funded debt and consolidated funded debt less qualified cash, which are not recognized terms under GAAP and do not purport to be alternatives to net income and earnings per share as a measure of operating performance or total debt. We believe these non-GAAP measures provide investors with performance measures that better reflect our underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments we make to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which we do not consider to be the fundamental attributes or primary drivers of our business, including restructuring costs associated with headcount reductions and store closures, stock compensation benefits representing changes in estimate to reduce accumulated performance based stock compensation amortization, costs associated with the completion of our new senior credit facilities and senior notes offering in the second quarter of 2016, costs associated with our 2013 acquisition of Sealy Corporation and its subsidiaries ("Sealy Acquisition") and the exclusion of other costs associated with the 2015 Annual Meeting (including executive management transition and retention compensation), legal settlements, and other costs.
We believe that exclusion of these items assists in providing a more complete understanding of our underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage our business, to evaluate the Company's consolidated and segment performance compared to prior periods and the marketplace, to establish operational goals and to provide continuity to investors for comparability purposes. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Limitations associated with the use of these non-GAAP measures include that these measures do not present all of the amounts associated with our results as determined in accordance with GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information about these non-GAAP measures and a reconciliation to the nearest GAAP measure, please refer to the reconciliations on the following pages.

Reconciliation of GAAP net income to EBITDA and Adjusted EBITDA

The following table sets forth the reconciliation of our reported net income to the calculation of EBITDA and Adjusted EBITDA for the years ended December 31, 2016 and 2015:

(in millions)	2016	2015
Net income	$202.1	$73.5
Interest expense	85.2	96.1
Loss on extinguishment of debt	47.2	—
Income taxes	86.8	125.4
Depreciation and amortization	89.5	93.9
EBITDA	$510.8	$388.9
Adjustments:
Restructuring (1)	7.8	11.9
Integration (2)	2.0	28.6
Executive management transition and retention compensation (3)	1.0	10.7
Pension settlement (4)	—	1.3
Other income (5)	—	(9.5)
German legal settlement (6)	—	17.6
2015 Annual Meeting costs (7)	—	6.3
Adjusted EBITDA	$521.6	$455.8

(1)	Restructuring costs represents costs associated with headcount reduction and store closures.
(2)
Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition.

A-1

(3)	Executive management transition and retention compensation represents certain costs associated with the transition of certain of the Company's executive officers following the 2015 Annual Meeting.
(4)	Pension settlement represents pension expense recorded in conjunction with a settlement offered to terminated, vested participants in a defined benefit pension plan.
(5)	Other income includes income from a partial settlement of a legal dispute.
(6)
German legal settlement represents the previously announced €15.5 million ($17.6 million) settlement the Company reached in 2015 with the German Foreign Cartel Office ("FCO") to fully resolve the FCO's antitrust investigation, and related legal fees.

(7)	2015 Annual Meeting costs represent additional costs related to the Company's 2015 Annual Meeting and related issues.

Reconciliation of GAAP net income to Adjusted net income and a calculation of Adjusted EPS

The following table sets forth the reconciliation of our reported GAAP net income to the calculation of Adjusted net income and Adjusted EPS for the years ended December 31, 2016 and 2015:

(in millions, except per share amounts)	2016	2015
GAAP net income:	$202.1	$73.5
Integration costs (1)	2.0	28.7
German legal settlement (2)	—	17.6
Executive management transition and retention compensation (3)	3.0	16.2
Restructuring costs (4)	8.3	13.5
Stock compensation benefit (5)	(3.8)	0.0
Interest expense and financing costs (6)	2.1	12.0
Other income (7)	—	(9.5)
2015 Annual Meeting costs (8)	—	6.3
Pension settlement (9)	—	1.3
Loss on extinguishment of debt (10)	47.2	—
Tax adjustments (11)	(18.5)	40.3
Adjusted net income	$242.4	$199.9

Adjusted earnings per share, diluted	$4.05	$3.19

Diluted shares outstanding	59.8	62.6

(1)
Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition.

(2)
German legal settlement represents the previously announced €15.5 million ($17.6 million) settlement the Company reached in 2015 with the German Foreign Cartel Office ("FCO") to fully resolve the FCO's antitrust investigation, and related legal fees.

(3)	Executive management transition and retention compensation represents certain costs associated with the transition of certain of the Company's executive officers following the 2015 Annual Meeting.
(4)	Restructuring costs represents costs associated with headcount reduction and store closures.
(5)
Stock compensation benefit represents the fourth quarter change in estimate to reduce accumulated performance based stock compensation amortization to actual cost based on financial results for the year ended December 31, 2016.

(6)
Interest expense and financing costs in 2015 represents non-cash interest costs related to the accelerated amortization of deferred financing costs associated with the $493.8 million voluntary prepayment of the Company’s term loans, subsequent to the issuance by the Company of $450 million aggregate principal amount of 5.625% senior notes due 2023. Interest expense in 2016 represents incremental interest incurred upon the senior notes due 2026 sold in the second quarter of 2016 and the senior notes due 2020, which were repaid with the proceeds of the new senior notes due 2026.

(7)	Other income includes income from a partial settlement of a legal dispute.
(8)	2015 Annual Meeting costs represent additional costs related to the Company's 2015 Annual Meeting and related issues.
(9)	Pension settlement represents pension expense recorded in conjunction with a settlement offered to terminated, vested participants in a defined benefit pension plan.
(10)	Loss on extinguishment of debt represents costs associated with the completion of a new credit facility and senior notes offering in the second quarter of 2016.
(11)	Tax adjustments represents adjustments associated with the aforementioned items and other discrete income tax events.

A-2

APPENDIX B

TEMPUR SEALY INTERNATIONAL, INC.

2013 EQUITY INCENTIVE PLAN
(As Amended and Restated Effective May 11, 2017)

1.	Purpose

The purpose of the Plan, as amended and restated as set forth herein, is to promote the success and enhance the value of the Company by linking the personal interests of employees, consultants and directors of the Company and its Affiliates to those of the Company’s shareholders, and by providing flexibility to the Company in its ability to motivate, attract and retain their services by providing them with additional incentives to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock.

2.	Definitions

As used in the Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1.      Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.2.      Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.3.       Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

2.4.       Board means the Company’s Board of Directors.

2.5.       Change of Control means the occurrence of any of the following, unless otherwise defined in the applicable Award Agreement:

(a)   the consummation of a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities in substantially the same proportions possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b)   any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under said Exchange Act) of securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or

(c)   over a period of twenty-four (24) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) at the beginning of such period ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period (“Incumbent Directors”), or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Incumbent Directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) who were still in office at the time that election or nomination was approved by the Board; provided that any director elected as provided in clause (ii) shall thereafter be deemed to be an Incumbent Director.

Notwithstanding the foregoing, the Board may, within forty-five (45) days after public disclosure of the occurrence of the event that would otherwise constitute a Change of Control pursuant to clause (b) above, determine that such event will not constitute a Change of Control for purposes of the Plan. Notwithstanding the foregoing or any provision of the Plan to the contrary, if an Award is subject to Section 162(m) or 409A of the Code (and not excepted therefrom) and a Change of Control is a distribution event for purposes of that Award, the foregoing definition of Change of Control shall be interpreted, administered, limited and construed in a manner necessary to ensure that the occurrence of any such event shall result in a Change of Control only if such event also qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treas. Reg. Section 1.409A-3(i)(5) or Section 162(m) of the Code, as applicable.

2.6.       Code means the Internal Revenue Code of 1986 of the United States of America, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.7.       Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan and, to the extent deemed appropriate by the Board, shall be composed of not less than two individuals who are “outside directors” within the meaning of Section 162(m) of the Code, “non-employee directors” within the meaning of Section 16 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder and “independent directors” within the meaning of Section 303A of the New York Stock Exchange Listing Company Manual.  For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.8.       Company means Tempur Sealy International, Inc., a corporation organized under the laws of the state of Delaware.

2.9.     Effective Date means the date the Plan, as amended and restated hereby, is approved by the Company’s stockholders at the Annual Meeting of Stockholders scheduled to be held on May 11, 2017 (or, if the vote on the Plan is accelerated or postponed, such other date on which a stockholders’ meeting to vote to approve the Plan occurs).

2.10.      Employee, employment, termination of employment and cease to be employed, and other words or phrases of similar import, shall mean the continued provision of substantial services to the Company or any of its Affiliates (or the cessation or termination of such services) whether as an employee, consultant or director.

2.11.      For Cause shall mean, unless otherwise provided in an Award Agreement, any of the following with respect to any Participant: (i) Participant’s willful and continued failure to substantially perform the reasonably assigned duties with the Company or any Affiliate which are consistent with Participant’s position and job description, other than any such failure resulting from incapacity due to physical or mental illness, after a written notice is delivered to the Participant by the Chief Executive Officer or Chief Human Resources Officer (or such other officer responsible for the Company’s human resources department) of the Company, which specifically identifies the manner in which the Participant has not substantially performed the assigned duties, (ii) Participant’s willful engagement in illegal conduct which is materially and demonstrably injurious to the Company or any Affiliate, (iii) Participant’s conviction by a court of competent jurisdiction of, or pleading guilty or nolo contendere to, any felony, or (iv) Participant’s commission of an act of fraud, embezzlement, or misappropriation against the Company or any Affiliate, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to the business of the Company or any Affiliate.

2.12.    Full Value Award means an Award other than an Option or Stock Appreciation Right.

2.13.      Good Reason shall mean, unless otherwise provided in an Award Agreement, with respect to any Participant the relocation of such Participant’s principal workplace over sixty (60) miles from the existing workplaces of the Company or any Affiliate of the Company without the consent of such Participant (which consent shall not be unreasonably withheld, delayed or conditioned).

2.14.      Grant Date means the date as of which an Award is approved by the Committee, or such later date specified by the Committee in authorizing the Award.

2.15.     Incentive Option means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

2.16.      Market Value means, (a) with respect to any property other than a share of Stock, the fair market value of such property determined by such methods or procedures as may be established from time to time by the Committee, and (b) with respect to a share of Stock, (i) if the Stock is listed on a securities exchange, the closing price for the Stock as reported on the New York Stock Exchange (or on any other principal securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first date for which a closing price is reported, preceding that date, or (ii) in the event there is no public market for the Stock, the fair market value as determined by the Committee in its sole discretion.

2.17.      Nonstatutory Option means any Option that is not intended to be an Incentive Option.

2.18.      Option means any right granted to a Participant allowing such Participant to purchase shares of Stock at such price or prices and during such period or periods as the Committee shall determine.

2.19.     Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

2.20.      Participant means any holder of an outstanding Award under the Plan.

2.21.      Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

2.22.      Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.

2.23.      Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2.24.      Plan means this 2013 Equity Incentive Plan of the Company, as amended or amended and restated from time to time, and including any attachments or addenda hereto.

2.25.    Prior Plan Awards means any stock option, restricted stock grant, performance restricted stock unit or other award granted under the Company’s 2003 Equity Incentive Plan.

2.26.      Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.27.      Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.28.      Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, or, if provided in the applicable Award Agreement, an amount in cash based on the value of shares of Stock, subject to a Risk of Forfeiture.

2.29.      Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.30.      Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.31.    Separation from Service and Separate from Service mean the Participant’s death, retirement or other termination of employment or service with the Company or its Affiliates that constitutes a "separation from service" within the meaning of Section 409A of the Code. A Participant shall be presumed to have experienced a Separation from Service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A of the Code.
2.32.    Specified Employee means a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of the Company as determined in accordance with Section 409A of the Code and the procedures established by the Company.

2.33.      Stock means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.34.      Stock Appreciation Right or "SAR" means a right to receive any excess in the Market Value of shares of Stock over a specified exercise price.

2.35.      Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.36.      Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.37.      Subsidiary means any corporation, limited liability company, partnership or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the relevant time each of the entities other than the last entity in the unbroken chain owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

2.38.      Substitute Awards means Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.39.      Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code).

3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under the Plan, as amended and restated hereby, at any time in the period commencing on the Effective Date and ending immediately prior to the tenth anniversary of the Effective Date. Awards granted pursuant to the Plan prior to the tenth anniversary of the Effective Date shall not expire solely by reason of the termination of the Plan.

4.	Stock Subject to the Plan

   4.1.    Plan Share Limitations.

(a)       Subject to adjustment as provided in Section 8 of the Plan, the maximum number of shares of Stock available for issuance under the Plan shall be 8,663,290 shares of Stock.  The maximum number of shares that may be issued pursuant to Incentive Options is 8,663,290 shares of Stock.

(b)       For purposes of determining the number of shares of Stock available for issuance under paragraph (a) above, shares subject to any Option or Stock Appreciation Rights shall reduce the share reserve by one share of Stock for each share of Stock actually subject to the Award and shares subject to any Full Value Award shall reduce the share reserve by two shares of Stock for each share of Stock actually subject to that Award. If and to the extent Options or Stock Appreciation Rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such grants shall be added back to the share reserve on a one-for-one basis. If any Full Value Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Awards shall be added to the share reserve on a two-for-one basis. For purposes of applying the limitations in paragraph (a) above and the preceding sentence, if (i) an Award lapses, expires, terminates, or is canceled without the shares of Stock underlying the Award being issued (or any portion thereof), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the shares of Stock underlying the Award may not be issued on the basis that the conditions for such issuance were not or will not be satisfied, (iii) any Award (or portion thereof) is settled for cash, (iv) shares of Stock to be issued pursuant to an Award are forfeited, or (v) shares of Stock are issued pursuant to an Award and the Company subsequently reacquires such shares of Stock pursuant to rights reserved upon the issuance of such shares of Stock, then, in all such cases, such shares of Stock shall be re-credited to the Plan’s reserve (in the same amount as such shares of Stock depleted the reserve). Notwithstanding the foregoing, in no event shall the following shares of Stock be re-credited to the Plan’s reserve: shares of Stock (i) delivered in payment of the exercise price of an Option, the base price of a Stock Appreciation Right or the other exercise price of an Award; (ii) delivered to or withheld by the Company to satisfy Federal, state or local tax withholding obligations; (iii) purchased by the Company using proceeds from Option exercises; or (iv) not issued or delivered as a result of a net settlement of an outstanding Option or Stock Appreciation Right. For purposes of this paragraph (b), Prior Plan Awards shall be treated in the same manner as Awards, including for purposes of increasing the Plan’s reserve in the circumstances described above, but all Prior Plan Awards in the form of stock options and SARs re-credited to the Plan’s reserve as described above will increase the reserve on a one-for-one basis, and all Prior Plan Awards in the form of restricted stock, restricted stock units, or other stock-based awards (other than stock options and SARs) re-credited to the Plan's reserve as described above will increase the reserve on a two-for-one basis.

 (c)       Substitute Awards shall not reduce the number of shares of Stock authorized for grant under the Plan or the applicable per person limitations for grant to a Participant under Section 4.2, nor shall shares of Stock subject to a Substitute Award again be available for Awards under the Plan as provided in paragraph (b) above.  Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors prior to such acquisition or combination.

 4.2.       Per Person Limitations.

(a)       Directors.  The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year in respect of the non-employee director’s service as a member of the Board (including service as a member or chair of any committee of the Board), shall not exceed $700,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

(b)      Other Participants.  The maximum number of shares of Stock that may be subject to Options or Stock Appreciation Rights or any combination thereof granted to any one Participant during any three calendar year period shall be 3,000,000 shares.  The maximum number of shares of Stock that may be subject to all Awards or any combination thereof (including Options and SARs) intended to be Qualified Performance-Based Awards granted to any one Participant during any three calendar year period shall be 3,500,000 shares. The per-Participant limit described in this subsection (b) shall be construed and applied consistent with Section 162(m) of the Code.  During any calendar year no Participant may be granted Awards that are intended to be Qualified Performance-Based Awards and are denominated in cash that have an aggregate maximum value of more than $5,000,000.

4.3    Adjustment of Limitations.  Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan, but in the case of the limitation of Section 4.2(b), only if and to the extent consistent with Section 162(m) of the Code.

5.	Administration

 The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers of the Company, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, and in addition to any other powers granted to the Committee, the Committee shall have complete authority, in its sole discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award, the form of Award, the number of Awards to be granted and the terms and provisions of the respective Award Agreements (which need not be identical). In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant.  Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan and the Award Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and Award Agreements, and to make all other determinations necessary or advisable for the administration of the Plan and/or any Award Agreements.

The Committee’s determinations or actions made or taken pursuant to this Section 5 shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization of Grants

6.1       Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

6.2       General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section 7), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.  No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3       Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, any outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.  Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director.  Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant’s return from leave, if ever.

6.4       Non-Transferability of Awards.  Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative.  However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion.  For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.	Specific Terms of Awards

In addition to any other limitations set forth in the Plan, and notwithstanding any provisions of the Plan to the contrary, Awards granted to Participants under the Plan shall vest over a period that is not less than one year from the Grant Date (except that this limit need not apply in the event of any Substitute Award or the death or disability of the Participant or as otherwise provided in Section 9). Subject to adjustments made in accordance with Section 8, up to 5% of the aggregate number of shares of Stock authorized for issuance under the Plan may be used for such Awards without regard to the minimum vesting requirements set forth above.

7.1       Options. All Options shall be evidenced by an Award Agreement and all Award Agreements granting Incentive Options shall contain a statement that the Option is intended to be an Incentive Option. If no such statement is included in the Award Agreement, or if the Award Agreement affirmatively states that the Option is intended to be a Nonstatutory Option, the Option will be a Nonstatutory Option. In no event will dividend or other distributions be paid with respect to Options.

(a)       Exercise Price.  The price at which shares of Stock may be acquired under each Option shall be not less than 100% of the Market Value of Stock on the Grant Date (or not less than 110% of the Market Value of Stock on the Grant Date in the case of an Incentive Option granted to a Ten Percent Owner), except in the case of Substitute Awards.

(b)       Option Period.  The period during which the Option may be exercised shall be determined by the Committee and specifically set forth in the Award Agreement, provided that no Option may be exercised on or after the tenth anniversary of the Grant Date (or on or after the fifth anniversary of the Grant Date in the case of an Incentive Option granted to a Ten Percent Owner).

(c)       Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate the vesting of such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such acceleration of the vesting of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the acceleration.

(d)    Termination of Employment or Service. Except as provided in an Award Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Company or any of its Affiliates. The Committee shall have complete discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:
(i)    extend the period of time for which the Option is to remain exercisable following the Participant’s cessation of employment or service from the limited exercise period otherwise in effect for that Option to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the Option term;
(ii)    include an automatic extension provision whereby the specified post-service exercise period in effect for any Option shall automatically be extended by an additional period of time equal to the lesser of 30 days and the period during which the exercise of that Option or the immediate sale of the shares acquired under such Option could not be effected in compliance with a blackout policy of the Company applicable to the Participant, or applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such Option beyond the expiration date of the term of that Option; and/or

(iii)    permit the Option to be exercised, during the applicable post-service exercise period, not only with respect to the number of vested shares of Company Stock for which such Option is exercisable at the time of the Participant’s cessation of service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in service.

(e)       Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised.  The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company:

(i)       by delivery (including attestation) to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased,

(ii)       by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

(iii)       unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares of Stock to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company).  Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option.  Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the Company’s transfer agent’s direct registration system for the number of shares then being purchased.  Such shares of Stock shall be fully paid and nonassessable.

(f)      Failure to Qualify as an Incentive Option. If an Option that is intended to be an Incentive Option fails to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, the Option shall automatically be treated as a Nonstatutory Option to the extent of such failure. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit." The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the Grant Date of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986.  Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)       Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2       Stock Appreciation Rights.

(a)       Tandem or Stand-Alone.  Stock Appreciation Rights, or SARs, may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option.  Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. In no event will any dividends or other distributions be paid with respect to SARs.

(b)       Exercise Price.  SARs shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of SARs in tandem with Options, the exercise price of the related Option, except in the case of any Substitute Award.

(c)       SAR Period.  No SAR may be exercised on or after the tenth anniversary of the Grant Date or, in the case of a Stock Appreciation Right granted in tandem with an Option, the expiration of the Option.

(d)    Termination of Employment or Service. Except as provided in an Award Agreement, an SAR may only be exercised while the Participant is employed by, or providing services to, the Company or any of its Affiliates. The Committee shall have complete discretion, exercisable either at the time an SAR is granted or at any time while the SAR remains outstanding, to:
(i)    extend the period of time for which the SAR is to remain exercisable following the Participant’s cessation of employment or service to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the SAR term; and/or
(ii)    include an automatic extension provision whereby the specified post-service exercise period in effect for any SAR shall automatically be extended by an additional period of time equal to the lesser of 30 days and the period during which the exercise of that SAR or the immediate sale of the shares acquired under such SAR could not be effected in compliance with any Company blackout policy applicable to the Participant, or applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such SAR beyond the expiration date of the term of that SAR.

7.3       Restricted Stock.

(a)       Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)       Issuance of Stock.  Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the Company’s transfer agent’s direct registration system.  If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

“The shares evidenced by this certificate are subject to the terms and conditions of the Tempur Sealy International, Inc. 2013 Equity Incentive Plan (as it may be amended or amended and restated from time to time) and an Award Agreement entered into by the registered owner and Tempur Sealy International, Inc., copies of which will be furnished by Tempur Sealy International, Inc. to the holder of the shares evidenced by this certificate upon written request and without charge.”

If the Stock is in book-entry position through the Company’s transfer-agent’s direct registration system, the restrictions will be appropriately noted.

 (c)       Escrow of Shares.  The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

 (d)       Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)       Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement but subject to the restriction on dividends and distributions set forth below, the Participant shall have all of the rights of a stockholder of the Company with respect to any outstanding shares of Restricted Stock, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid).  The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4. Notwithstanding anything in the Plan or any Award Agreement to the contrary, although the Committee may authorize the accrual of dividends or other distributions during the applicable Restriction Period, in no event will any dividends or distributions be paid with respect to any outstanding shares of Restricted Stock prior to the end of the applicable Restriction Period, and any dividends declared or other distributions made during the Restriction Period will be forfeited if during the Restriction Period the underlying right to Restricted Stock is forfeited or otherwise terminated.

(f)       Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

(g)     Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Grant Date, a copy of such election with the Company and with the Internal Revenue Service in accordance with the regulations under Section 83(b) of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to an Award under Section 83(b) of the Code.

7.4       Restricted Stock Units.

(a)       Character.  Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period or, if provided in the applicable Award Agreement, an amount in cash based on the value of a share of Stock upon such terms as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)       Form and Timing of Payment.  Payment of earned Restricted Stock Units, or, if provided in the applicable Award Agreement, an amount in cash based on the value of the applicable shares of Stock, shall be made promptly following the close of the applicable Restriction Period.  At the discretion of the Committee and set forth in the applicable Award Agreement, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, in no event will any dividends or distributions be paid with respect to any outstanding Restricted Stock Units prior to the end of the applicable Restriction Period. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deemed reinvested in additional Restricted Stock Units to the extent shares of Stock are available under Section 4.  The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of earned Restricted Stock Units in accordance with the deferral requirements set forth in Section 409A of the Code.  If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.5       Performance Units.

(a)       Character. Each Performance Unit shall entitle the recipient to the value of such amount of cash, shares of Stock or other Awards,  as may be established by the Committee at the time of grant,  at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

(b)       Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant.  After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

(c)       Form and Timing of Payment.  Payment of earned Performance Units shall be made promptly following the close of the applicable Performance Period.  At the discretion of the Committee and set forth in the applicable Award Agreement, Participants may be entitled to receive any dividends declared with respect to shares of Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, any dividends or dividend equivalents with respect to Performance Units to which a Participant may become entitled under the applicable Award Agreement shall be accumulated, and not paid, until the applicable Award is earned, and such dividends or dividend equivalents shall not be paid if the performance objectives associated with the underlying Performance Unit are not achieved and the Performance Unit is not earned. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units.  If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6       Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate.  Stock Grants shall be made without forfeiture conditions of any kind.

7.7       Qualified Performance-Based Awards.

(a)       Purpose.  The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as Qualified Performance-Based Awards.  If the Committee, in its sole discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan.  In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award.  However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code applicable to “performance-based compensation.”

(b)       Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee.  If not all of the members thereof qualify as “outside directors” within the meaning of Section 162 of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify.  Any reference in this Section 7.7 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c)       Discretion of Committee with Respect to Qualified Performance-Based Awards.  Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award.  Options and Stock Appreciation Rights may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 and 7.2, respectively, except that the exercise price of any Option or Stock Appreciation Right intended to qualify as a Qualified Performance-Based Award shall in no event be less than the Market Value of the Stock on the Grant Date, and may become exercisable based on continued service, on satisfaction of Performance Goals or other business objectives, or on a combination thereof.  Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.7.  The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual.  Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established and that the Performance Goal or Goals be established in such a manner that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goal or Goals have been met after the Performance Period has ended.

(d)       Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a change of control (within the meaning of Section 162(m) of the Code) if otherwise provided in the Plan or the applicable Award Agreement even if the Award would not constitute “performance-based compensation” under Section 162(m) of the Code following the occurrence of such an event.  In determining the actual size of an individual Qualified Performance-Based Award, the Committee shall not have the discretion to increase the amount of the Qualified Performance-Based Award that is payable upon achievement of the Performance Goal intended to satisfy the performance-based compensation requirements of Section 162(m) of the Code, but may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole discretion, such reduction or elimination is appropriate.

(e)       Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

(f)       Definitions.  For purposes of the Plan:

(i)    Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria used to establish Performance Goals are limited to:

•	cash flow (before or after dividends), including, without limitations, operating cash flow and free cash flow return on invested capital	•	earnings
•	stock price	•	earnings per share
•	stockholder return or total stockholder return	•
earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), and any version of the foregoing that includes other exclusions or add-backs determined at the time of the award

•	return on investment	•	return on equity
•	market capitalization	•	return on capital (including without limitation return on total capital or return on invested capital)
•	debt leverage (debt-to-capital ratio)	•	return on assets or net assets
•	net debt	•	economic value added
•	net debt to EBIT or EBITDA (as defined herein)	•	revenue
•	sales or net sales	•	backlog
•	income, pre-tax income or net income	•	operating income or pre-tax profit
•	operating profit, net operating profit	•	gross margin, operating margin or profit margin
•	economic profit	•	cash from operations
•	return on operating revenue or return on operating assets	•	operating revenue
•	operating ratio	•	general and administrative expenses
•	market share improvement	•	cost reduction challenges
•	supply chain achievements (including relationship with manufactures or suppliers of component materials and manufacturers of the Company and/or its Subsidiaries' products)	•	co-development, co-marketing, profit sharing, joint venture or other similar arrangements
•	achievement of business or operational goals such as market share, business development and/or customer objectives, or debt ratings	•	manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities)
•
strategic business criteria, consisting of one or more objectives based on meeting specified market share, market penetration, business expansion targets, project milestones, production volume levels, or cost targets
		•	accomplishment of, or goals relating to mergers, acquisitions, dispositions, public offerings or similar business transactions
•	working capital	•	cost of capital
•	customer service	•	any other objective goals established by the Compensation Committee

(ii)           Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria.  The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. Performance Goals that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or financial metrics that are based on, or able to be derived from, GAAP, and may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent to include or exclude the effects of certain events, including any of the following events that occurs during a Performance Period:  asset write-downs; litigation, claims, judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganization and/or restructuring programs, including, but not limited to, reductions in force and early retirement incentives; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; impairment of tangible assets; severance, contract termination and other costs relating to certain business activities; foreign exchange gains and/or losses relating to currency fluctuations; the effect of any statements issued by the Financial Accounting Standards Board or its committees; expenses relating to goodwill and other intangible assets, stock offerings, stock repurchases and/or loan loss provisions; and/or any unusual, infrequent or non-recurring items including, but not limited to, such items (A) as described in Accounting Standard Codification Section 225-20, or a successor provision thereto, (B) as described in management’s discussion and analysis of financial condition and results of operations or the financial statements and/or notes thereto appearing in the Company’s Annual Report on Form 10-K for the applicable period, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

7.8       Awards to Participants Outside the United States.  In order to facilitate the granting of Awards under the Plan, the Committee may, without amending the Plan, provide for special terms for any Award (or modify the terms of any Award under the Plan), in either case, granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States or who provides services to the Company under an agreement with a foreign nation or agency, in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall accommodate differences in local laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be as comparable as practicable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  Moreover, the Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such Award.  No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4 nor include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

8.	Adjustment Provisions

8.1       Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date.  If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or SARs remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2       Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section 8.1, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3       Related Matters.  Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.  The Committee, in its sole discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares.  No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

8.4       Transactions.

(a)       Definition of Transaction. “Transaction” means (i) the consummation of any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) the consummation of any sale or exchange of all of the Stock of the Company for cash, securities or other property, (iii) the consummation of any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (iv) stockholder approval of any liquidation or dissolution of the Company.

(b)       Treatment of Options and Stock Appreciation Rights. In connection with a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options and Stock Appreciation Rights (collectively, “Rights”):

(i)       provide that such Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof);

(ii)       upon written notice to the holders, provide that the holders’ unexercised Rights will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice;

(iii)      provide that outstanding Rights shall become exercisable in whole or in part prior to or upon the Transaction, unless assumed or substituted for as provided in (i) above;

(iv)      provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefor prior to or upon the Transaction; and provided further that the Committee may provide for subsequent payout of the excess, if any, described above in accordance with the same exercise/vesting schedule applicable to the unvested Award, but only if such replacement cash program would not result in the treatment of the Award as an item of deferred compensation subject to 409A of the Code.  For this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received;

(v)      provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings; and

(vi)     any combination of the foregoing.

For purposes of subparagraph (i) above, a Right shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefor, if following consummation of the Transaction the Right confers the right to purchase or receive the value of, for each share of Stock subject to the Right immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of the Right to consist of or be based solely on the common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

(c)        Treatment of Other Awards. As to outstanding Awards other than Options or Share Appreciation Rights, unless otherwise provided in an Award Agreement, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the Award shall apply, and the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall apply, to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award. Upon the occurrence of a Transaction involving a liquidation or dissolution of the Company which is not part of another form of Transaction, except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, all Risks of Forfeiture and Performance Goals or other business objectives, where otherwise applicable to any such Awards, shall automatically be deemed terminated or satisfied, as applicable.

(d)       Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion.  In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.	Change of Control

Except as otherwise provided below, upon the occurrence of a Change of Control:

(a)       In the case of Options:

(i)       with respect to Options that are assumed, converted or replaced by a successor organization following a Change of Control, if the Participant’s employment is terminated by the Company or any of its Affiliates other than For Cause or if the Participant resigns for Good Reason, in either case within twelve (12) months after the occurrence of a Change of Control, all of the Participant’s Options which have not become vested Options pursuant to the applicable Award Agreement as of the date of such termination of employment shall immediately become vested Options and the Options shall remain outstanding and exercisable until the date that is the one (1) year anniversary of the date of such termination of employment; and

(ii)       if the Options are not assumed, converted or replaced by a successor organization following such Change of Control, all of the Participant’s Options which have not become vested Options as of the date of such Change of Control shall immediately become vested Options and the Options shall remain outstanding and exercisable until the date that is the one (1) year anniversary of the date of such Change of Control.

(b)       In the case of any Award other than an Option:

 (i)       with respect to Awards that are assumed, converted or replaced by a successor organization following a Change of Control, if the Participant’s employment is terminated by the Company or any of its Affiliates other than For Cause or if the Participant resigns for Good Reason, in either case within twelve (12) months after the occurrence of a Change of Control, all of the Participant’s Awards subject to vesting which have not become vested Awards  pursuant to the applicable Award Agreement as of the date of such termination of employment shall immediately become vested Awards, and if such Award is a Qualified Performance-Based Award, any remaining Performance Goals with respect to such Award shall be deemed to have been met at the maximum performance level; and

(ii)     with respect to Awards that are not assumed, converted or replaced by a successor organization following such Change of Control, all of the Participant’s Awards subject to vesting which have not become vested Awards as of the date of such Change of Control shall immediately become vested Awards and if such Award is a Qualified Performance-Based Award, any remaining Performance Goals with respect to such Award shall be deemed to have been met at the target level of performance, if applicable.

None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), including without limitation any changes to the definitions used in this Section 9, (ii) if specifically prohibited under applicable laws, including Section 409A of the Code, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or (iii) as otherwise provided in Section 7.7, concerning Qualified Performance-Based Awards.

10.	Settlement of Awards

 10.1   In General.  Options and Restricted Stock shall be settled in accordance with their terms.  All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement.  The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan. An Award Agreement may provide that, in lieu of issuing any fractional share of stock or settlement of an Award, the Company may elect to round up to the next additional whole share of stock or pay the Participant cash in an amount equal to the Market Value of such fractional share of stock.

 10.2   Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

 (a)    the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

 (b)       the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.

10.3    Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.  Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any.

10.4    Investment Representations.  The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5    Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended, or other applicable statutes, then the Company shall take such action at its own expense.  The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.  In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (i) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (ii) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (ii) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.6    Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.4 in addition to any other applicable restrictions under the Plan, and the terms of the Award and under the Stockholders’ Agreement, if any, and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock.  All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the Company’s transfer agent’s direct registration system, the restrictions will be appropriately noted.

 10.7    Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates, held in book-entry position through the Company’s transfer agent’s direct registration system, for such shares.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time, including the withholding of shares of Stock to satisfy the Participant’s tax obligation.  However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations; provided, however, that no such election shall be permitted to the extent it would cause a violation of Section 409A of the Code.  All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.  If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction (except as otherwise approved by the Committee, provided that such approval does not permit withholding at a rate that would exceed either the maximum rate with respect to the Participant under applicable tax law or regulations or a Participant’s estimated federal state, local and foreign tax obligations attributable to the underlying payment); provided, however, if shares of Stock are withheld to satisfy a withholding requirement imposed by a country other than the United States, the amount withheld may exceed such minimum, provided that it is not in excess of the actual amount required to be withheld with respect to the Participant under applicable tax law or regulations.  An Award Agreement may provide that, if shares of stock are withheld as provided above, in lieu of issuing a fractional share of stock as a result of such withholding the Company will pay cash to the Participant in an amount equal to the Market Value of such fractional share.

10.8    Company Charter and By-Laws; Other Company Policies. The Plan and all Awards granted hereunder are subject to the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

11.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards, and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.	Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the Company’s transfer agent’s direct registration system.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Company.  Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company or any Affiliate, or interfere in any way with the right of the Company or any Affiliate, subject to the terms of any separate employment or consulting agreement or provision of law or Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.	Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.	No Guarantee of Tax Consequences

It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code, pertaining to non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent.  However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.

16.	Termination and Amendment of the Plan

16.1       Termination or Amendment of the Plan. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time terminate the Plan or make such modifications to the Plan as it shall deem advisable.  Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

16.2       Termination or Amendment of Outstanding Awards; Assumptions. Subject to the prohibition on reducing the exercise price for Options and the other prohibitions contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:

(a)       amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

(b)       within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

(c)       offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

16.3       Limitations on Amendments, Etc.

(a)       Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan (except with respect to any equitable adjustment made pursuant to Section 8), (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or regulation or the rules of any relevant stock exchange.

(b)       No action by the Board or the Committee pursuant to this Section 16 (including, for the avoidance of doubt, any changes to the Plan pursuant to this amendment and restatement) shall adversely affect the rights of the recipient of any Award outstanding on the date of such amendment or modification of such Award in a material manner, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if the Board or Committee, as the case may be, (i) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii)  determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) reasonably determines on or after the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation.

(c)       The Committee shall not (i) implement any cancellation or regrant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise price (except in connection with an equitable adjustment under Section 8), (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices in excess of the then current Market Value for consideration payable in cash, equity securities of the Company or in the form of any other Award under the Plan, except in connection with a Change in Control transaction, or pursuant to an equitable adjustment under Section 8, or (iii) otherwise reduce the exercise price in effect for outstanding Options or Stock Appreciation Rights under the Plan (except in connection with an equitable adjustment under Section 8), without, in each such instance, obtaining the approval of the Company’s stockholders.

17.	Notices and Other Communications

Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time.  If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer and Chief Human Resources Officer (or such other officer responsible for the Company’s human resources department), or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor.  All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.	Governing Law

The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the state of Delaware, without regard to the conflict of laws principles thereof, and it is the intention of the Company that Incentive Options granted under the Plan qualify as such under Section 422 of the Code and that Qualified Performance-Based Awards granted under the Plan qualify as “qualified performance-based compensation” as described in Section 162(m) of the Code.

19.	Clawback

By accepting Awards under the Plan, each Participant agrees to reimburse the Company with respect to any Award granted under the Plan to the extent required by any clawback, adjustment or recoupment policy of the Company now in effect or as may be adopted by the Company from time to time as required by Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd‑Frank Wall Street Reform and Consumer Protection Act, or as otherwise required by applicable law or regulation. By accepting Awards under the Plan, each Participant agrees that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under the Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy.  Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any Award or amounts paid under the Plan from a Participant’s accounts, or pending or future compensation or Awards.

20.	Compliance with Section 409A of the Code

Notwithstanding any provision of the Plan or an Award Agreement to the contrary, if any Award or benefit provided under the Plan is subject to the provisions of Section 409A of the Code, the provisions of the Plan and any applicable Award Agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A of the Code or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). The following provisions shall apply, as applicable:
(a)    If a Participant is a Specified Employee and a payment subject to, Section 409A of the Code (and not excepted therefrom) is due as a result of the Participant’s Separation from Service, such payment shall be delayed for a period of six (6) months after the date of the Participant’s Separation from Service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six-month period shall be paid immediately following the end of the six-month period in the month following the month containing the six-month anniversary of the date of termination unless another compliant date is specified in the applicable Award Agreement.
(b)    For purposes of Section 409A of the Code, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A of the Code and shall be interpreted and construed accordingly. With respect to payments subject to Section 409A of the Code, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A of the Code. Whether a Participant has incurred a Separation from Service shall be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A of the Code.
(c)    The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine, in its discretion, in accordance with the provisions of Section 409A of the Code, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options and other stock rights subject to Section 409A of the Code. An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Committee to the extent consistent with Section 409A of the Code) and shall be irrevocable for such applicable calendar year (or other applicable service period).
(d)    The grant of Options and other share rights subject to Section 409A of the Code shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A of the Code.

APPENDIX C
AMENDED AND RESTATED RIGHTS AGREEMENT
by and between

TEMPUR SEALY INTERNATIONAL, INC.
and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
as Rights Agent,

Dated as of March 14, 2017

Exhibits
Exhibit A:	Form of Certificate of Designation of Series A Junior Participating Preferred Stock
Exhibit B:	Form of Rights Certificate
Exhibit C:	Summary of Rights to Purchase Preferred Stock

AMENDED AND RESTATED RIGHTS AGREEMENT
AMENDED AND RESTATED RIGHTS AGREEMENT, dated as of March 14, 2017 (as further amended, supplemented or otherwise modified from time to time, this “Agreement”), by and between Tempur Sealy International, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”).
RECITALS
WHEREAS, on February 8, 2017 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) adopted this Agreement and authorized and declared a dividend distribution of one preferred share purchase right (each, a “Right” and collectively, the “Rights”) for each Common Share outstanding at the Close of Business (as hereinafter defined) on February 20, 2017 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as such number may be adjusted pursuant to the provisions of this Agreement) and having the rights, preferences and privileges set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions set forth herein; and
WHEREAS, the Company entered into a Rights Agreement with the Rights Agent dated as of February 8, 2017 (the “Original Rights Agreement”), which sets forth the description and terms of the Rights;
WHEREAS, pursuant to Section 27 of the Original Rights Agreement, the Company may from time to time supplement or amend the Original Rights Agreement in accordance with the provisions of Section 27 thereof:
WHEREAS, in accordance with Section 27 of the Original Rights Agreement, the Board has determined it desirable and in the best interests of the Company and its stockholders for the Company to amend and restate the Original Rights Agreement in its entirety to, among other things, provide that if the Company receives a Qualifying Offer (as hereinafter defined) and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of this Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, in each case by the end of the ninety (90) Business Day (as hereinafter defined) period following the commencement of such Qualifying Offer, the holders of ten (10) percent of the Common Shares may call a Special Meeting (as hereinafter defined) to vote on a resolution authorizing the exemption of such Qualifying Offer from the terms of this Agreement;
WHEREAS, effective as of the Close of Business on March 14, 2017, this Agreement amends and restates and supersedes in its entirety the Original Rights Agreement, and from and after such time, each outstanding Right and each Right hereafter issued shall be exercisable in accordance with and subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in the Original Rights Agreement and this Agreement, the parties, intending to be legally bound hereby, hereby agree as follows:
Section 1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)“Acquiring Person” shall mean any Person who or which, together with all Related Persons of such Person, from and after the first public announcement of the adoption of the Original Rights Agreement, shall be the Beneficial Owner of twenty percent (20%) or more of the Common Shares then outstanding, but shall not include an Exempt Person or a Grandfathered Stockholder. Notwithstanding the foregoing: (i) no Person shall become an “Acquiring Person” solely as a result of (A) the grant of any options, warrants, rights or similar interests (including restricted shares and restricted stock units) by the Company to its directors, officers and employees pursuant to any employee benefit or stock ownership plan of the Company, or the exercise or conversion of any such securities so granted, (B) a reduction in the number of Common Shares outstanding due to the repurchase of Common Shares by the Company, or (C) a dividend or distribution paid or made by the Company on the outstanding Common Shares or pursuant to a stock split, subdivision or similar transaction effected by the Company in which all registered holders of Common Shares are treated substantially equally; and (ii) if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Shares that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of its Beneficial Ownership of Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement and had no intention of changing or influencing control of the Company), and such Person divests as promptly as practicable (and in any event within five (5) Business Days after being so requested by the Company) a sufficient number of Common Shares so that such Person is no longer the Beneficial Owner of twenty percent (20%) or more of the Common Shares then outstanding or, in the case solely of Derivative Interests, such Person terminates as promptly as practicable (and in any event within five (5) Business Days after being so requested by the Company) the subject derivative transaction or transactions or disposes of the subject derivative security or securities as promptly as practicable (and in any event within five (5) Business Days after being so requested by the Company), or establishes to the satisfaction of the Board that such Derivative Interests are not held with any intention of changing or influencing control of the Company, then such Person shall not be deemed to be or ever to have been an “Acquiring Person” for any purposes of this Agreement as a result of such inadvertent acquisition.

(b) “Act” shall mean the Securities Act of 1933, as amended.

(c)A Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) at any time after the first public announcement of the adoption of the Original Rights Agreement, in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (i) each Person is conscious of the other Person’s conduct and this awareness is an element in their respective decision-making processes and (ii) at least one additional factor supports a determination by the Company’s Board of Directors that such Persons intended to act in concert or in parallel, which additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided that, the additional factor required shall not include actions by an officer or director of the Company acting in such capacities. A Person who is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other Person. No Person shall be deemed to be Acting in Concert with another Person solely as a result of (i) making or receiving a solicitation of, or granting or receiving, revocable proxies or consents given in response to a public proxy or consent solicitation made to more than 10 holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act, or (ii) soliciting or being solicited for tenders of, or tendering or receiving tenders of, securities in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO.

(d)“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(e)“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided, however, that no director or officer of the Company shall be deemed an Affiliate or Associate of any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

(f)“Agreement” shall have the meaning set forth in the preamble of this Agreement, as it may from time to time be supplemented, amended, renewed, restated or extended pursuant to the applicable provisions hereof.

(g)“Amended and Restated Certificate of Incorporation” shall mean the Company’s Amended and Restated Certificate of Incorporation, as such may be amended, modified or restated from time to time.

(h)A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of, and shall be deemed to “beneficially own,” any securities:

(i)which such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act);

(ii)which such Person or any of such Person’s Related Persons, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not within the control of such Person), compliance with regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, other rights, warrants, or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” (A) securities tendered pursuant to a tender offer or exchange offer made in accordance with the General Rules and Regulations under the Exchange Act by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Related Persons prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) or Section 11(p) hereof in connection with an adjustment made with respect to any Original Rights;

(iii)which such Person or any of such Person’s Related Persons, directly or indirectly, has the right to vote or dispose of, including pursuant to any agreement, arrangement, or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any security as a result of an agreement, arrangement or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent (as such terms are defined in Regulation 14A under the Exchange Act) given in response to a public proxy or consent solicitation made to more than 10 holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act, (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or (C) arises solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any Related Persons thereof until such tendered security is accepted for payment or exchange;

(iv)which are beneficially owned, directly or indirectly, by any other Person (or any Related Person thereof) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to Section 1(h)(iii)), or disposing of any voting securities of the Company; provided, however, that nothing in this Section 1(h)(iv) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any securities acquired or which such Person has the right to acquire through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days; or

(v)which are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Related Persons, with the number of Common Shares deemed beneficially owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to being acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the Derivative Interest relates.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, for all purposes of this Agreement, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person, together with all Related Persons, would be deemed to Beneficially Own hereunder. The number of Common Shares not outstanding that such Person, together with all Related Persons of such Person, is otherwise deemed to Beneficially Own for purposes of this Agreement shall be deemed to be outstanding for the purpose of computing the percentage of the outstanding number of Common Shares owned by such Person, together with all Related Persons of such Person, but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding Common Shares owned by any other Person.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1(h)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

Notwithstanding any of the foregoing, no Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Related Persons would otherwise be deemed to “Beneficially Own” pursuant to this Section 1(h) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Related Persons) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement.

(i)“Board” shall have the meaning set forth in the recitals to this Agreement and also includes any duly authorized committee thereof.

(j)“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Kentucky or the State of New York are authorized or obligated by law or executive order to close.

(k)“Bylaws” shall mean the Company’s Sixth Amended and Restated Bylaws, as such may be amended, modified or restated from time to time.

(l)“Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

(m)“Closing Price” of any security on any given day shall be the last sale price, regular way, of such security or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on the principal trading market on which such security is then traded.

(n)“Common Shares” shall mean the shares of common stock, par value $0.01 per share, of the Company or any other shares of capital stock of the Company into which such shares shall be reclassified or changed, except that “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interests having power to control or direct the management of such Person.

(o)“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p)“Company” shall have the meaning set forth in the preamble hereto, except as otherwise provided in Section 13(a) hereof.

(q)“Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(r)“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(s)“Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Shares of the Company and is with respect to (i) a share exchange, one-step merger, tender offer and second-step merger, consolidation, recapitalization, reorganization, business combination or similar transaction involving the Company, or (ii) the acquisition, directly or indirectly, of assets or earning power aggregating 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries (taken as a whole).

(t)“Derivative Interest” shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such interest conveys any voting rights in such security, (ii) such interest is required to be, or is capable of being, settled through delivery of such security or (iii) transactions hedging the economic effect of such interest.

(u)“Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth (10th) Business Day (or such later date as may be determined from time to time by action of a majority of the Board prior to the Distribution Date that would otherwise have occurred) after the Shares Acquisition Date (or, if the 10th Business Day after the Shares Acquisition Date occurs before the Record Date, then the Close of Business on the Record Date), or (ii) the Close of Business on the tenth (10th) Business Day (or such later date as may be determined from time to time by action of a majority of the Board prior to the Distribution Date that would otherwise have occurred) after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) following the date of adoption of the Original Rights Agreement, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person; provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. The Board may, if deferral is allowed in clause (i) or (ii) of the preceding sentence, defer the date set forth in such clause, as applicable, to a specified later date or an unspecified later date to be determined by a subsequent action or event.

(v)“Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(w)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(x)“Exchange Property” shall have the meaning set forth in Section 24(f) hereof.

(y)“Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(z)“Exchange Recipients” shall have the meaning set forth in Section 24(f) hereof.

(aa)    “Exempt Person” shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee stock ownership plan, employee benefit plan or other compensation program or arrangement of the Company or of any of its Subsidiaries, or any Person holding Common Shares for or pursuant to the terms of any such plan, program or arrangement or for the purpose of funding any such plan, program or arrangement, and (iv) any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan, program or arrangement during the time such Person acts in such capacity.

(bb)    “Exemption Date” shall have the meaning set forth in Section 23(c) hereof.

(cc)    “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(dd)    “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(ee)    “General Rules and Regulations” shall mean Part 240, Subpart A -Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(ff)    “Grandfathered Stockholder” shall mean any Person who or which would, as of the time of the first public announcement by the Company of the adoption of the Original Rights Agreement (including any shares Beneficial Ownership of which is acquired on the date of such announcement pursuant to orders placed prior to such announcement), be deemed an “Acquiring Person,” unless and until such Person (together with all Related Persons) shall acquire after such announcement by the Company of the adoption of the Original Rights Agreement, without the prior approval of the Board of Directors, Beneficial Ownership of any additional Common Shares (other than as a result of (i) a stock dividend, stock split, subdivision or similar transaction effected by the Company in which all registered holders of Common Shares are treated substantially equally, (ii) the grant or issuance by the Company to its directors, officers and employees of options, warrants, rights or similar interests to acquire Common Shares by the Company pursuant to any employee benefit, stock incentive plan, stock option plan or stock ownership plan of the Company adopted by the Board, and the subsequent exercise or conversion of such options, warrants, rights or similar interests, or (iii) the grant or issuance by the Company to its directors, officers and employees of restricted Common Shares or restricted stock units and the subsequent vesting of such shares or stock units, pursuant to a restricted stock or other compensation plan or arrangement adopted by the Board) while such Person (together with all Related Persons) is the Beneficial Owner of twenty percent (20%) or more of the Common Shares then outstanding.

(gg)    “Independent Board Members” shall mean those members of the Board that have been determined by the Board to be independent in accordance with Rule 303A.02 of the NYSE.

(hh)    “NYSE” shall mean The New York Stock Exchange.

(ii)    “Original Rights” shall have the meaning set forth in Section 1(h)(ii) hereof.

(jj)    “Original Rights Agreement” shall have the meaning set forth in the recitals to this Agreement.

(kk)    “Outside Meeting Date” shall have the meaning set forth in Section 23(c) hereof.

(ll)    “Ownership Statement” shall have the meaning set forth in Section 3(a) hereof.

(mm)    “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, syndicate or other entity, and shall include any successor (by merger or otherwise) of such entity.

(nn)    “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation attached to this Agreement as Exhibit A, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(oo)    “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(pp)    “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(qq)    “Qualifying Offer” shall mean an offer determined by a majority of the Independent Board Members to have each of the following characteristics:

i.a fully financed, all cash tender offer for all of the outstanding Common Shares, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding Common Shares (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer) at the same per share consideration;

ii.an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

iii.an offer whose per share offer price and consideration represent a reasonable premium over the highest reported per share market price of the Common Shares in the immediately preceding twenty-four (24) months prior to the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five (5) Trading Days immediately preceding and the five (5) Trading Days immediately following the date on which the Qualifying Offer is commenced;

iv.an offer that, within twenty (20) Business Days after the commencement date of such offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Shares is either inadequate or unfair, from a financial standpoint, to the stockholders of the Company (other than the Acquiring Person and its Affiliates);

v.an offer that is subject to only the minimum tender condition described below in Section 1(qq)(viii) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents or any Person being permitted any due diligence with respect to the books, records, management, accountants or other outside advisors of the Company;

vi.an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 90 Business Days and, if a Special Meeting is duly requested in accordance with Section 23(c), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Notice in accordance with Section 23(c), for at least ten (10) Business Days following such ninety (90) Business Day period;

vii.an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1(qq)(vi), the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open, as a result of Section 1(qq)(vi) and this Section 1(qq)(vii), beyond (A) the time that any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such Section 1(qq)(vi) and this Section 1(qq)(vii) or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Shares with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder) or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

viii.an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

ix.an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second-step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

x.an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms hereof);

xi.if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board to evaluate the offer and make an informed decision and, if requested by the Board, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view, and (B) within ten (10) Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that they had completed such due diligence review to their satisfaction (or, following completion of such due diligence review, within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten (10) Business Day period, render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror;

xii.an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period;

xiii.if the offer includes non-cash consideration (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the NYSE or the Nasdaq Global Market, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) such issuer of such common stock has no other class of voting stock or other voting securities, and (E) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer; and

xiv.an offer that is otherwise in the best interests of the Company and its stockholders.

For the purposes of this definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, which conditions shall not include any requirements with respect to such financial institutions or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company, (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn or (3) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer and is reasonably satisfactory to the Board. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(c) shall no longer be applicable to such offer, provided that an Exemption Date shall not have already occurred with respect to such Qualifying Offer pursuant to Section 23(c).
(rr)    “Qualifying Offer Resolution” shall have the meaning set forth in Section 23(c) hereof.

(ss)    “Record Date” shall have the meaning set forth in the recital hereto.

(tt)    “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

(uu)    “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(vv)    “Related Person” shall mean, as to any Person, any Affiliates or Associates of such Person, and any other Person with whom such Person or such Person’s Affiliates or Associates is Acting in Concert (or any Affiliate or Associate of such other Person).

(ww)    “Right” shall have the meaning set forth in the recital to this Agreement.

(xx)    “Rights Agent” shall have the meaning set forth in the preamble of this Agreement, except as otherwise provided in Section 19 and Section 21 hereof.

(yy)    “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(zz)    “Rights Dividend Declaration Date” shall have the meaning set forth in the recital to this Agreement.

(aaa)    “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(bbb)    “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ccc)    “Section 13 Event” shall mean any event described in Section 13(a)(i), Section 13(a)(ii) or Section 13(a)(iii) hereof.

(ddd)    “Shares Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) or Section 13(g) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person.

(eee)    “Special Meeting” shall have the meaning set forth in Section 23(c) hereof.

(fff)    “Special Meeting Demand” shall have the meaning set forth in Section 23(c) hereof.

(ggg)    “Special Meeting Period” shall have the meaning set forth in Section 23(c) hereof.

(hhh)    “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(iii)    “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities (or other ownership interests having ordinary voting power) sufficient to elect at least a majority of the directors (or other Persons performing similar functions) of such corporation or other entity is beneficially owned, directly or indirectly, by such first mentioned Person, or otherwise controlled by such first mentioned Person.

(jjj)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(kkk)    “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(lll)    “Trading Day” shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day.

(mmm)    “Triggering Event” shall mean a Section 11(a)(ii) Event or any Section 13 Event.

Section 2.Appointment of the Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and not implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) calendar days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents under the provisions of this Agreement shall be as the Company reasonably determines, and the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

Section 3.Issuance of Rights Certificates.

(a)Until the Distribution Date (i) the Rights will be evidenced (subject to Section 3(b) and Section 3(c) hereof) by the certificates for the Common Shares registered in the names of the holders of the Common Shares (which certificates for Common Shares shall be deemed also to be certificates for Rights) or by the book entry Common Shares registered in the name of the holders, evidenced by current ownership statements issued with respect to uncertificated Common Shares in lieu of such certificates (“Ownership Statements”) (which Ownership Statements shall be deemed also to be certificates for Rights) and not by separate certificates, and the registered holders of the Common Shares shall also be the registered holders of the associated Rights, and (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company shall prepare and execute, and upon the written request of the Company, the Rights Agent shall countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents will, at the expense of the Company) send, in accordance with Section 26 hereof, to each record holder of the Common Shares as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Related Person of an Acquiring Person), one or more rights certificates, in substantially the form of Exhibit B attached hereto (the “Rights Certificates”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(i) or Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall not be required to issue Rights Certificates evidencing fractional Rights but may, in lieu thereof, make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates evidencing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)As promptly as practicable following the Record Date, the Company shall make available a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to each record holder of Common Shares as of the Close of Business on the Record Date who may so request a copy from time to time prior to the Expiration Date. With respect to Common Shares outstanding as of the Record Date, or issued subsequent to the Record Date, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with such Common Shares will be evidenced by the certificate or Ownership Statement for such Common Shares registered in the names of the holders thereof, in each case together with the Summary of Rights. Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any certificate or Ownership Statement for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Shares evidenced by such certificate or Ownership Statement.

(c)Rights shall without any further action, be issued in respect of all Common Shares that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date and, to the extent provided in Section 22 hereof, in respect of Common Shares issued after the Distribution Date. Certificates and Ownership Statements evidencing such Common Shares shall have printed or otherwise affixed to them a legend in substantially the following form:
“This [certificate/statement] also evidences and entitles the registered holder hereof to certain Rights as set forth in the Rights Agreement between Tempur Sealy International, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, dated as of February 8, 2017, and as amended and restated as of March 14, 2017 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this [certificate/statement]. The Company will mail to the registered holder of this [certificate/statement] a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by any Person who is, was, or becomes an Acquiring Person or any Related Person thereof (as such capitalized terms are defined in the Rights Agreement), whether currently beneficially owned by or on behalf of such Person or by any subsequent beneficial owner, may become null and void.”
With respect to such certificates or Ownership Statements containing the foregoing legend, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the Common Shares evidenced by such certificates or Ownership Statements shall be evidenced by such certificates or Ownership Statements alone and the surrender for transfer of any certificate or Ownership Statement for Common Shares shall also constitute the transfer of the Rights associated with the Common Shares evidenced by such certificate or Ownership Statement. Notwithstanding this Section 3(c) or anything to the contrary that may be contained elsewhere in this Agreement, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any registered holder of Rights Certificates. In the event the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with such Common Shares that are no longer outstanding.
After the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, if new certificate(s) representing Common Shares are issued in connection with the transfer, split-up, combination or exchange of certificate(s) representing Common Shares or if new certificate(s) representing Common Shares are issued to replace any certificate(s) that have been mutilated, destroyed, lost, or stolen, then such new certificate(s) shall bear a legend in substantially the form of the foregoing.

Section 4.Form of Rights Certificates.

(a)The Rights Certificates (and the forms of election to purchase and of assignment and the certificates contained therein to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the registered holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities, cash or other assets that may be acquired upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)Any Rights Certificate issued pursuant hereto that represents Rights beneficially owned by: (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board, in its sole discretion, has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible, and only if the Company has provided specific written instructions to the Rights Agent) a legend in substantially the following form:
“The Rights evidenced by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights evidenced hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”
The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person or a Related Person of an Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.
Notwithstanding this Section 4(b) or anything to the contrary that may be contained elsewhere in this Agreement, the omission of the foregoing legend or any legend substantially similar thereto shall not affect the enforceability of any part of this Agreement or the rights of any registered holder of Rights Certificates.
Section 5.Countersignature and Registration.

(a)The Rights Certificates shall be duly executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any Vice President of the Company, and by the Secretary, an Assistant Secretary, the Treasurer/Chief Financial Officer or an Assistant Treasurer, either manually or by facsimile or portable document format signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile or portable document format signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by an authorized signatory of the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b)Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information and documents referred to in Section 3(a), the Rights Agent will keep, or cause to be kept, at its office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of each of the Rights Certificates.

Section 6.Transfer, Split-Up, Combination, and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, or evidencing Rights that have been redeemed or exchanged pursuant to Section 23 or Section 24 hereof) may be transferred, split-up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split-up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment duly executed and properly completed, the Rights Certificate or Certificates to be transferred, split-up, combined, or exchanged, with the form of assignment and certificate contained therein properly completed and duly executed and with all signatures guaranteed, at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Persons thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment from a registered holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination, or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a holder of a Rights Certificate under any Section of this Agreement which requires the payment by such holder of a Rights Certificate of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on February 7, 2018 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, and (iii) the time at which the Rights are exchanged in full as provided in Section 24 hereof (the earliest of (i), (ii), and (iii) being herein referred to as the “Expiration Date”).

(b)The purchase price for each one one-thousandth of a Preferred Share pursuant to the exercise of a Right initially shall be $90.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof, and shall be payable in accordance with Section 7(c) hereof (such purchase price, as so adjusted, the “Purchase Price”).

(c)Upon receipt of a Rights Certificate evidencing exercisable Rights, with the form of election to purchase and the certificate contained therein properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price (as such amount may be adjusted as provided herein) per one one-thousandth of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable tax or charge, the Rights Agent shall, subject to Section 7(f) and Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if, subject to Section 14 hereof, the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent of depositary receipts evidencing such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares evidenced by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) if necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, subject to Section 7(f) below, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) if necessary to comply with this Agreement, after receipt thereof, subject to Section 7(f) below, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other property. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.

(d)In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e)Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom the Acquiring Person (or any such Related Person) has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board, in its sole discretion, has determined is part of a plan, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise (including, without limitation, the rights and preferences pursuant to Sections 7, 11, 13, 23 and 24 hereof). The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.

(f)Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of a Rights Certificate upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by the Rights Certificate or Related Persons of such Beneficial Owner as the Company shall reasonably request.

Section 8.Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.Reservation and Availability of Capital Stock.

(a)The Company covenants and agrees that at all times prior to the Expiration Date it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares or other securities as may be issuable upon exercise of the Rights and/or out of its securities held in treasury, as the case may be), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) that, as provided in this Agreement, including, but not limited to, Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all of the outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of Preferred Shares (or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or quoted on a quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable through the Expiration Date, all shares reserved for such issuance to be listed on such exchange or quoted on such quotation system, as the case may be, upon official notice of issuance upon such exercise.

(c)The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a) hereof, a registration statement on an appropriate form under the Act, with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that such suspension is still in effect). In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company similarly may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

(d)The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a Preferred Share (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) delivered upon exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates, entries in the book entry account system of the transfer agent, or depositary receipts for a number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates or depositary receipts or entries in the book entry account system of the transfer agent to a Person other than, or the issuance or delivery of a number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets, as the case may be) in a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts or entries in the book entry account system of the transfer agent for a number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the registered holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s or to the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10.Preferred Shares Record Date. Each Person in whose name any certificate or entry in the book entry account system of the transfer agent for a number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash, or other assets as the case may be) evidenced thereby on, and such certificate or entry shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate or entry shall be dated, the next succeeding Business Day on which the Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash, or other assets as the case may be) transfer books of the Company are open and provided further, that if delivery of the Preferred Shares is delayed pursuant to Section 9(c), when such Preferred Shares first becomes deliverable. Prior to the exercise of the Rights evidenced thereby, the registered holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.Adjustment of Purchase Price, Number and Kind of Shares, or Number of Rights. The Purchase Price, the number and kind of shares, or fractions thereof, purchasable upon exercise of each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)(i)    In the event the Company shall at any time after the date of the adoption of the Original Rights Agreement (A) declare or pay a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the outstanding Preferred Shares, (C) combine or consolidate the outstanding Preferred Shares into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation, or reclassification, and the number and kind of Preferred Shares or fractions thereof (or other capital stock, as the case may be), issuable on such date, shall be proportionately adjusted so that the registered holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of Preferred Shares or fractions thereof (or other capital stock, as the case may be), which, if such Right had been exercised immediately prior to such date (whether or not such Right was then exercisable) and at a time when the Preferred Share (or other capital stock, as the case may be) transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation, or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)In the event any Person shall become an Acquiring Person (a “Section 11(a)(ii) Event”), then, promptly following the occurrence of such Section 11(a)(ii) Event, proper provision shall be made so that, upon expiration of the Redemption Period, each registered holder of a Right (except as provided below in Section 11(a)(iii) and in Sections 7(e), 13 and 24 hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the then number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (B) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per Common Share on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii)In the event that (A) the number of Common Shares authorized by the Amended and Restated Certificate of Incorporation, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof or (B) the Board otherwise shall determine to do so in its sole discretion, the Company, acting by resolution of the Board, shall (1) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (2) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of such Right and payment of the applicable Purchase Price, (u) cash, (v) a reduction in the Purchase Price, (w) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Shares, which the Board has deemed to have essentially the same value or economic rights as Common Shares (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (x) debt securities of the Company, (y) other assets, or (z) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that, if, under the circumstances set forth in clause (A) above, the Company shall not have made adequate provision to deliver value pursuant to clause (2) above within thirty (30) days following the later of (I) the first occurrence of a Section 11(a)(ii) Event and (II) the date on which the Company’s right of redemption pursuant to Section 23(a) hereof expires (the later of (I) and (II) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of the Current Value over the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the 30 day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30 day period, as it may be extended, is herein called the “Substitution Period”). To the extent that action is to be taken pursuant to the first or third sentences of this Section 11(a)(iii), the Company shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and the Company may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per Common Share on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per Common Share on such date.

(b)In case the Company shall fix a record date for the issuance of rights, options, or warrants to all registered holders of Preferred Shares entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the Current Market Price per Preferred Share on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of Preferred Shares that the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such rights, options, or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c)In case the Company shall fix a record date for a distribution to all registered holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a regular cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per Preferred Share on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants applicable to a Preferred Share, and the denominator of which shall be such Current Market Price per Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)(i)    For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per Common Share on any date shall be deemed to be the average of the daily Closing Prices per Common Share for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per Common Share on any date shall be deemed to be the average of the daily Closing Prices per Common Share for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per Common Share is determined during a period following the announcement by the issuer of such Common Share of (A) a dividend or distribution on such Common Shares payable in Common Shares or securities convertible into such Common Shares (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Shares, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The Closing Price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Common Shares are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use, or, if on any such date the Common Shares are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board. If on any such date the Common Shares are not publicly held and are not so listed, admitted to trading, or quoted, and no market maker is making a market in the Common Shares, the “Current Market Price” per Common Share shall mean the fair value per share on such date as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights.

(ii)For the purpose of any computation hereunder, the “Current Market Price” per Preferred Share shall be determined in the same manner as set forth above for the Common Shares in Section 11(d)(i) hereof (other than the penultimate sentence thereof). If the Current Market Price per Preferred Share cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or listed, admitted to trading, or quoted in a manner described in Section 11(d)(i) hereof, the Current Market Price per Preferred Share shall be conclusively deemed to be an amount equal to 1000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares occurring after the date of the Original Rights Agreement) multiplied by the Current Market Price per Common Share. If neither the Common Shares nor the Preferred Shares are publicly held or listed, admitted to trading, or quoted, the “Current Market Price” per Preferred Share shall mean the fair value per share as determined in good faith by a majority of the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the Current Market Price of one one-thousandth of a Preferred Share shall be equal to the Current Market Price of one Preferred Share divided by 1000.

(e)Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Common Share or other share or one-millionth of a Preferred Share, as the case may be.

(f)If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the registered holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right pursuant to Section 11(h) hereof. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement, and notify the Rights Agent in writing, of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share that were expressed in the initial Rights Certificates issued hereunder.

(k)Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, fully paid and nonassessable, such number of one one-thousandths of a Preferred Share at such adjusted Purchase Price.

(l)In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (and shall notify the Rights Agent in writing of any such election) until the occurrence of such event the issuance to the registered holder of any Right exercised after such record date of the number of one one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)Anything in this Section 11 to the contrary notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Market Price, (iii) issuance wholly for cash of Preferred Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to registered holders of its Preferred Shares shall not be taxable to such stockholders or shall reduce the taxes payable by such holders.

(n)The Company covenants and agrees that in the event that a Section 11(a)(ii) Event occurs and the Rights shall then be outstanding, it shall not, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or otherwise transfer (or permit any Subsidiary to sell or otherwise transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any charter or bylaw provisions, rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Related Persons; provided, however, that this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(o)The Company covenants and agrees that after the Distribution Date and so long as any Rights shall then be outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), it will not, except as permitted by Section 23, Section 24, or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare or pay a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide or split the outstanding Common Shares, (iii) combine or consolidate the outstanding Common Shares into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is a continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date (or issued or delivered on or after the Distribution Date pursuant to Section 22 hereof), shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12.Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Shares and the Common Shares, a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each registered holder of a Rights Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

Section 13.Consolidation, Merger, or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)In the event that, at any time after a Person has become an Acquiring Person, directly or indirectly,

(i)the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation or other entity of such consolidation or merger;

(ii)any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

(iii)the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof);

then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that: (A) each registered holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Shares for which a Right is then exercisable in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable Common Shares of the Principal Party, not subject to any liens, encumbrances, rights of first refusal, transfer restrictions, preemptive rights or other adverse claims of any nature whatsoever, as shall be equal to the result obtained by (1) multiplying the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event, and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per Common Share of such Principal Party on the date of consummation of such Section 13 Event; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; provided, however, that upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price, such cash, shares, rights, options warrants and other property which such holder would have been entitled to receive had he, she or it at the time of such transaction, owned the Common Shares of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants, options and other property; and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect with respect to events occurring at any time following the first occurrence of any Section 13 Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.
(b)“Principal Party” shall mean:

(i)in the case of any transaction described in Section 13(a)(i) or Section 13(a)(ii) hereof, the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities into which Common Shares of the Company are converted, changed, or exchanged in such merger or consolidation or, if there is more than one such issuer, the issuer of Common Shares of such issuer that has the highest aggregate current market price (determined pursuant to Section 11(d) hereof) and if no securities or other equity interests are so issued, the Person (including the Company as successor thereto or as the surviving entity) that is the other party to such merger or consolidation, or, if there is more than one such Person, the Person that is a constituent party to such merger or consolidation, the Common Shares of such Person of which has the highest aggregate current market price (determined pursuant to Section 11(d) hereof); and

(ii)in the case of any transaction described in Section 13(a)(iii) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or if the Person receiving the largest portion of the assets, cash flow or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate value of shares outstanding (as determined pursuant to Section 11(d) hereof); provided, however, that in any such case, (A) if the Common Shares of such Person (who, but for this proviso, would be the Principal Party) are not at such time and have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, “Principal Party” shall refer to such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.

(c)The Company shall not consummate a Section 13 Event unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved or that are held in treasury for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of Section 13(a) and Section 13(b) hereof shall promptly be performed in accordance with their terms and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party, as soon as practicable after the execution of such agreement, will:

(i)prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii)take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including, but not limited to, the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii)deliver to registered holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

(d)The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

(e)In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction will have, a provision in any of its authorized securities or in its certificate of incorporation or bylaws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Shares of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13); (ii) providing for any special payment, tax, or similar provisions in connection with the issuance of the Common Shares of such Principal Party pursuant to the provisions of Section 13; or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13; then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived, or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

Section 14.Fractional Rights and Fractional Shares.

(a)The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market price of a whole Right. For purposes of this Section 14(a), the current market price of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The Closing Price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by a quotation system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date the Rights are not publicly held and are not so listed, admitted to trading, or quoted, and no market maker is making a market in the Rights, the current market value of a Right shall mean the fair value of a Right on such date as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and delivered to the holders of the Rights and shall be binding and conclusive for all purposes.

(b)The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates or make any entries in the book entry account system of the transfer agent that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one one-thousandth of a Preferred Share. For purposes of this Section 14(b), the current market price of one one-thousandth of a Preferred Share shall be one one-thousandth of the Closing Price of a Preferred Share or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates or Ownership Statements that evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(c), the current market value of one Common Share shall be the Closing Price of one Common Share or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d)The registered holder of a Right by the acceptance of that Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient funds to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 15.Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares); and any registered holder of any Rights Certificate (and, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the registered holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the registered holders of Rights, it is specifically acknowledged that the registered holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder by the Company of any Person subject to this Agreement.

Section 16.Agreement of Rights Holders. Every registered holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other registered holder of a Right that:

(a)prior to the Distribution Date, the Rights shall be evidenced by the balances indicated in Ownership Statements in the names of the holders of Common Shares (which Common Shares shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Common Shares registered in the names of the holders of the Common Stock (which certificates for shares of Common Shares also constitute certificates for Rights) and each Right will be transferable only in connection with the transfer of Common Shares;

(b)after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein properly completed and duly executed;

(c)subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, a Common Share certificate or Ownership Statement) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the Common Share certificate or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d)notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any registered holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17.Rights Certificate Holder Not Deemed a Stockholder. No registered holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the registered holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise of the Rights evidenced thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the registered holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.Concerning the Rights Agent.

(a)The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement for its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost, or expense, incurred without gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability in the premises. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

(b)The Rights Agent may conclusively rely upon and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement or the exercise or performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Shares or for other securities of the Company or an Ownership Statement, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to have been signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

(c)The provisions of this Section 18, Section 20 and Section 29 hereof shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

Section 19.Merger or Consolidation or Change of Name of the Rights Agent.

(a)Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of an authorized signatory of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature of an authorized signatory under the Rights Agent’s prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of the Rights Agent may countersign such Rights Certificates either in the prior name of the Rights Agent or in the changed name of the Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.Duties of the Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the registered holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith, gross negligence or willful misconduct (which bad faith, gross negligence, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) and in accordance with such advice or opinion.

(b)Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to the Rights Agent taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability, for or in respect of any action taken or suffered or omitted to be taken by it in the absence of bad faith, gross negligence or willful misconduct (which bad faith, gross negligence, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) under the provisions of this Agreement in reliance upon such certificate.

(c)The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d)The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates and it shall not be required to verify the same (except as to a countersignature by one of its authorized signatories on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except a countersignature by one of its authorized signatories on any such Rights Certificate); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(e) hereof) or any adjustment required under the provisions of Section 11, Section 13, Section 23 or Section 24 hereof or responsible for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate describing any such adjustment, delivered pursuant to Section 12); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or Preferred Shares or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Shares or Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)The Company agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in the absence of bad faith, gross negligence and willful misconduct (which bad faith, gross negligence, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer.

(h)The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, Affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers, and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect, or misconduct, absent gross negligence, bad faith, or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) of the Rights Agent in the selection and continued employment thereof.

(j)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of any of its rights or powers if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or duly executed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.Change of the Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ prior written notice given to the Company (or such lesser notice as is acceptable to the Company in its sole discretion) in accordance with Section 26 hereof, and to the extent that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice given to the Rights Agent or successor Rights Agent, as the case may be, in accordance with Section 26 hereof, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and, if such removal occurs after the Distribution Date, to the registered holders of the Rights Certificates in accordance with Section 26 hereof. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving proper notice of such removal or after it has been properly notified of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of any State thereof, in good standing, which is authorized under such laws to exercise stockholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and, if such appointment occurs after the Distribution Date, give notice thereof to the registered holders of the Rights Certificates in accordance with Section 26 hereof. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion, or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates evidencing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.Redemption and Termination; Exemption of a Qualifying Offer.

(a)The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day following the Shares Acquisition Date (or, if the tenth (10th) Business Day following the Shares Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date (the “Redemption Period”), direct the Company to, and if directed the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date of adoption of the Original Rights Agreement (such redemption price, as adjusted, being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the Current Market Price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board.

(b)Immediately upon the time of the effectiveness of the redemption of the Rights pursuant to paragraph (a) of this Section 23 or such earlier time as may be determined by the Board of Directors of the Company in the action ordering such redemption (although not earlier than the time of such action) and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the registered holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the registered holders of the then outstanding Rights in accordance with Section 26 hereof. Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire, or purchase for value any Rights at any time in any manner other than specifically set forth in this Section 23 or in Section 24 hereof, or other than in connection with the purchase of Common Shares or the conversion or redemption of Common Shares in accordance with the applicable provisions of the Company’s Amended and Restated Certificate of Incorporation prior to the Distribution Date.

(c)Exempting a Qualifying Offer from this Agreement.

(i)In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the ninetieth (90th) Business Day following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act, for the purpose of voting on whether to exempt such Qualifying Offer from the terms of this Agreement, provided that such Qualifying Offer has not been terminated and continues to be a Qualifying Offer, holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Shares then outstanding (excluding Common Shares Beneficially Owned by the offeror and the offeror’s Affiliates and Associates) may submit to the Board, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act, a written demand complying with the terms of this Section 23(c) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the exemption of such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”).

(ii)A Special Meeting Demand shall be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the number of Common Shares which are owned of record by each of such stockholders, and (z) in the case of the Common Shares that are Beneficially Owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such Beneficial Owner and attaching evidence thereof. For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of a Qualifying Offer.

(iii) In the event that the Board receives a Special Meeting Demand complying with the provisions of this Section 23(c), the Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be submitted to a vote of stockholders at a Special Meeting by including a proposal relating to the adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting. Such Special Meeting shall be convened within ninety (90) Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement conditioned on the approval by holders of a majority of the outstanding Common Shares, the Special Meeting Period may be extended by the Board (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement.

(iv)The Board shall set a date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting in accordance with the Company’s certificate of incorporation, bylaws and applicable law.

(v)Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. Notwithstanding anything to the contrary contained in this Agreement, if the Board determines that it is in the best interests of stockholders to seek an alternative transaction so as to obtain greater value for stockholders than that provided by any Qualifying Offer, the Company shall be entitled to include information relating to such alternative transaction in the proxy soliciting material prepared by it in connection with the Special Meeting.

(vi)In the event that the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (B) if, at the Special Meeting at which a quorum is present, a majority of the Common Shares outstanding and entitled to vote as of the record date for the Special Meeting selected by the Board, not giving effect to any affirmative votes cast by the offeror or any of its Affiliates or Associates, shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after (A) the Outside Meeting Date or (B) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”).

(vii)Immediately upon the Close of Business on the Exemption Date, if any, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.

(viii)The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Exemption Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Exemption Date has not occurred.

(ix)Notwithstanding anything herein to the contrary, no action or vote by stockholders not in compliance with the provisions of this Section 23(c) shall serve to exempt any offer from the terms of this Agreement.

(x)Nothing in this Section 23(c) shall be construed as limiting or prohibiting the Company or any offeror from proposing or engaging in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company or such offeror; provided, however, that the holders of Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding-up, business combination, transaction or action.

Section 24.Exchange of Rights.

(a)The Board may, at its option, at any time after the occurrence of a Section 11(a)(ii) Event, direct the Company to, and if directed the Company shall, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Original Rights Agreement (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis, and with such conditions as the Board in its sole discretion may establish. Notwithstanding the foregoing, the Board shall not be empowered to direct the Company to effect such exchange at any time after any Person (other than an Exempt Person), together with all Related Persons of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Shares then outstanding.

(b)Immediately upon the action of the Board directing the Company to exchange any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a registered holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall give notice of any such exchange to all of the registered holders of such Rights in accordance with Section 26 hereof. Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each registered holder of Rights.

(c)In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or Equivalent Preferred Shares) for Common Shares exchangeable for Rights, at the initial rate of one one-thousandth of a Preferred Share (or Equivalent Preferred Shares) for each Common Share, as appropriately adjusted to reflect stock splits, stock dividends, and other similar transactions after the date of adoption of the Original Rights Agreement.

(d)In the event the number of Common Shares authorized by the Amended and Restated Certificate of Incorporation, but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company may either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of the Board, substitute to the extent of such insufficiency for each Common Share that would otherwise be issuable upon exchange of a Right, cash, debt securities of the Company, other assets, or any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board (whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights), equal to the Current Market Price per Common Share (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(e)The Company shall not be required to issue fractions of Common Shares or to distribute certificates or Ownership Statements that evidence fractional Common Shares. In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market price of a whole Common Share. For the purposes of this Section 24(e), the current market price of a whole Common Share shall be the Closing Price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(f)Notwithstanding anything in this Section 24 to the contrary, the exchange of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the preceding sentence, the Board may (i) in lieu of issuing Common Shares or any other securities contemplated by this Section 24 to the Persons entitled thereto in connection with the exchange (such Persons, the “Exchange Recipients,” and such shares and other securities, together with any dividends or distributions made on such shares or other securities, the “Exchange Property”) issue, transfer or deposit the Exchange Property to or into a trust or other entity that may hold such Exchange Property for the benefit of the Exchange Recipients (provided that such trust or other entity may not be controlled by the Company or any of its Related Persons and provided further that the trustee or similar fiduciary of the trust or other entity will attempt to distribute the Exchange Property to the Exchange Recipients as promptly as practicable), (ii) permit such trust or other entity to exercise all of the rights that a stockholder of record would possess with respect to any shares deposited in such trust or entity and (iii) impose such procedures as are necessary to verify that the Exchange Recipients are not Acquiring Persons or Related Persons of Acquiring Persons as of any time periods established by such trust or entity.

Section 25.Notice of Certain Events.

(a)In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the registered holders of Preferred Shares or to make any other distribution to the registered holders of Preferred Shares (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the registered holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution, or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the registered holders of the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining registered holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the registered holders of the Preferred Shares, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Company’s Amended and Restated Certificate of Incorporation; provided, further, that no such notice shall be required pursuant to this Section 25, if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b)In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent, and, to the extent feasible, each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to registered holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in Section 25(a) to Preferred Shares shall be deemed thereafter to refer to Common Shares or, if appropriate, other securities.

Notwithstanding anything to the contrary that may be contained in this Section 25 or elsewhere in this Agreement, the failure to give, or any defect in, any notice required to be given pursuant to this Section 25 shall not affect the legality or validity of the transaction or event to which the notice requirement was applicable.
In case any Section 13 Event shall occur, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to the holders of Rights under Section 13(a) hereof.
Section 26.Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, fax (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

Tempur Sealy International, Inc.
1000 Tempur Way
Lexington, KY 40511
Attention: General Counsel

with copies (which will not constitute notice) to:
Morgan, Lewis & Bockius LLP
One Federal Street

Boston, MA 02110-1726
Attention: John R. Utzschneider
Fax: (617) 428-6419

and

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, DC 20004
Attention: Keith E. Gottfried
Fax: (202) 739-3001

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by (i) first-class mail, postage prepaid, (ii) a recognized national overnight delivery service, prepaid, or (iii) courier or messenger service, in each case addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Rights Certificate (or, if prior to the Distribution Date, of the Common Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, of the transfer agent for the Common Shares).
Section 27.Supplements and Amendments. Prior to the Distribution Date, and except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect (including, without limitation, any extension of the period in which the Rights may be redeemed, any increase in the Purchase Price and any extension of the Final Expiration Date) without the approval of any holders of certificates representing the Common Shares; provided, however, that the adoption by the Board of any amendment to this Agreement that extends the Final Expiration Date shall be submitted for ratification by the Company’s stockholders within one year of the date of the adoption of such an amendment. From and after the Distribution Date, and except as otherwise provided in this Section 27, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Related Person thereof), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable as to an Acquiring Person or any Related Person thereof other than in accordance with this sentence. Any such supplement or amendment shall be evidenced by a writing executed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, that the Rights Agent shall not be obligated to enter into any supplement or amendment that adversely affects the rights, duties or obligations of the Rights Agent under this Agreement.

Section 28.Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.Determinations and Actions by the Board. For all purposes of this Agreement, any calculation of the number of Common Shares or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the registered holders of the Rights and all other parties, and (y) not subject the Board, or any member thereof, to any liability to the registered holders of the Rights. The Rights Agent is entitled always to assume the Company’s Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 30.Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares).

Section 31.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company pursuant to the requirements of Section 26 of this Agreement; and provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Amended and Restated Certificate of Incorporation and the Bylaws.

Section 32.Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of the Delaware and for all purposes shall be governed by and construed in accordance with the laws of such jurisdiction applicable to contracts made and to be performed entirely within such jurisdiction; provided, however, that all provisions regarding the rights, duties, and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

Section 33.Counterparts; Facsimiles and PDFs. This Agreement and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Agreement executed or transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic execution or transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 34.Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35.Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Section 36.Further Assurance. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
TEMPUR SEALY INTERNATIONAL, INC.

By:
Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT

By:
Name:
Title:

EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
OF
TEMPUR SEALY INTERNATIONAL, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)
______________________________

Tempur Sealy International, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of the Delaware, as amended (the “DGCL”), hereby certifies that, pursuant to the authority granted by Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Amended and Restated Certificate of Incorporation”), and in accordance with Section 151 of the DGCL, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on March 14, 2017, has adopted the following resolution with respect to the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof, of the Series A Junior Participating Stock:
RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Amended and Restated Certificate of Incorporation, the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof of the Series A Junior Participating Stock are as follows:
1.Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors prior to issuance; provided, however, that no decrease shall reduce the number of shares of the Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series A Preferred Stock; provided, further, that if more than a total of 300,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Rights Agreement, dated as of February 8, 2017, as amended and restated as of March 14, 2017 and as further amended from time to time, by and between the Corporation and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agreement”), the Board, pursuant to Section 151(g) of the DGCL, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 of the DGCL, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Amended and Restated Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

2.Dividends and Distributions.

(a)Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock, in preference to the holders of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series A Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the first sentence of this Section 2(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(b)The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); and the Corporation shall pay such dividend or distribution on the Series A Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

(c)Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3.Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a)Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Amended and Restated Certificate of Incorporation or required by law, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(b)Except as otherwise provided herein, in the Amended and Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)(i)    If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within forty-five (45) days of the occurrence of such arrearage.

(ii)During any period when the holders of Series A Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two, and the holders of Series A Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(c).

(iii)A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Preferred Stock entitled to vote in an election of such Director.

(iv)If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series A Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board shall call a special meeting of the holders of Series A Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

(v)At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(c), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series A Preferred Stock to vote as provided in this Section 3(c) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series A Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

(d)Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.Certain Restrictions.

(a)Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that, the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv)redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6.Liquidation, Dissolution or Winding Up.

(a)    Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, either as to dividends or upon liquidation, dissolution or winding up, to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that, the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity either as to dividends or upon liquidation, dissolution or winding up with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(b)Neither the merger, consolidation or other business combination of the Corporation into or with another entity nor the merger, consolidation or other business combination of any other entity into or with the Corporation (nor the sale, lease, exchange or conveyance of all or substantially all of the property, assets or business of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property (payable in kind), then in any such case each share of Series A Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

8.No Redemption. The shares of Series A Preferred Stock shall not be redeemable from any holder.

9.Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series A Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock.

10.Amendment. At such time as any shares of Series A Preferred Stock are outstanding, if any proposed amendment to the Amended and Restated Certificate of Incorporation (including this Certificate of Designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as a single class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the DGCL.

11.Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Amended and Restated Certificate of Designation on the 14th day of March 2017.
TEMPUR SEALY INTERNATIONAL, INC.
By: ___________________________
Name:
Title:
Attest:
__________________________________
______________, Secretary

EXHIBIT B

[Form of Rights Certificate]

Certificate No. R-                                        __________________Rights

NOT EXERCISABLE AFTER 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 7, 2018 UNLESS THE RIGHTS ARE EARLIER REDEEMED OR EXCHANGED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY RELATED PERSON THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT BENEFICIAL OWNER, MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY OR ON BEHALF OF A PERSON WHO IS, WAS OR BECAME AN ACQUIRING PERSON OR A RELATED PERSON OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.] The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.
RIGHTS CERTIFICATE

TEMPUR SEALY INTERNATIONAL, INC.

This certifies that [__], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of February 8, 2017, and as amended and restated as of March 14, 2017 (the “Rights Agreement”), by and between Tempur Sealy International, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company after the Distribution Date (as such term is defined in the Rights Agreement) and at any time prior to 5:00 p.m., New York City time, on February 7, 2018 unless the Rights are previously redeemed or exchanged, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (a “Preferred Share”), at a purchase price of $90.00 in cash per one one-thousandth of a share (such purchase price, as may be adjusted, the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of the Close of Business on February 8, 2017, based on the Preferred Shares as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole Preferred Shares will be issued. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.
In certain circumstances described in the Rights Agreement, the Rights evidenced thereby may entitle the registered holder thereof to purchase capital stock of an entity other than the Company or receive capital stock, cash, or other assets of an entity other than the Company, all as provided in the Rights Agreement. Upon the occurrence (whether prior to, on or after the date of this Rights Certificate) of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person or of any such Related Person thereof who becomes a transferee after the Acquiring Person becomes an Acquiring Person, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or prior to such transfer, became an Acquiring Person, or a Related Person of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.
As provided in the Rights Agreement, the Purchase Price, and the number and kind of Preferred Shares or other securities issuable upon exercise of a Right and the number of Rights outstanding are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, with the Form of Election and Certificate set forth on the reverse side properly completed and duly executed, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.001 per Right, payable in cash or other securities or property of the Company, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day (or such later date as may be determined by the Board pursuant to clause (i) of the first sentence of Section 3(a) of the Rights Agreement with respect to the Distribution Date) following the Shares Acquisition Date (or, if the Shares Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) Business Day following the Record Date), and (ii) the Final Expiration Date. In addition, subject to the provisions of the Rights Agreement, under certain circumstances following the occurrence of a Section 11(a)(ii) Event but before any person acquires beneficial ownership of fifty percent (50%) or more of the Common Shares (as such term is defined in the Rights Agreement), the Rights may be exchanged, in whole or in part, for Common Shares, Preferred Shares, or shares of other preferred stock of the Company having essentially the same value or economic rights as such share, subject to adjustment for certain events as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company authorizing any such redemption or exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such redemption or exchange) will terminate and the Rights will only enable holders to receive the redemption price or the shares issuable upon such exchange, as applicable.
No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment may be made, as provided in the Rights Agreement.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as may otherwise be provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, unless and until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature or portable document format of the proper officers of the Company.
Dated as of [__, 201__].

TEMPUR SEALY INTERNATIONAL, INC.

By:
Name:
Title:

By:
Name:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:
Name:
Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED __________________________________________ hereby sells, assigns and transfers unto _________________________________________
(Please print name and address of transferee)

(Please spell out and include in numerals the
number of Rights being transferred by this Agreement)

of the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____ Attorney, to transfer the number of Rights indicated on the books of the within named Company, with full power of substitution.
Dated as of: __________ ___, 201__
SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:
Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined in the Rights Agreement); and
(2) after due inquiry and to the best knowledge of the undersigned, he, she or it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.
Dated as of: __________ ___, 201__

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

[Form of Reverse Side of Rights Certificate - Continued]
FORM OF ELECTION TO PURCHASE
(To be executed by the registered holder if such holder desires to exercise any or all Rights evidenced by the Rights Certificate.)
To:    TEMPUR SEALY INTERNATIONAL, INC.
The undersigned hereby irrevocably elects to exercise __________ (_______) Rights evidenced by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to or that such shares be credited to the book entry account of:
(Please print name, address and social security,
tax identification or other identifying number.)
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
(Please print name, address and social security,
tax identification or other identifying number.)
Dated: __________ ___, ____

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:
Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and
(2) after due inquiry and to the best knowledge of the undersigned, he, she or it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or a Related Person of an Acquiring Person.
Dated: __________ ___, ____

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:
Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

TEMPUR SEALY INTERNATIONAL, INC.
SUMMARY OF RIGHTS
TO PURCHASE PREFERRED STOCK
On February 8, 2017, the Board of Directors (the “Board”) of Tempur Sealy International, Inc., a Delaware corporation (the “Company”), declared a dividend distribution of one right (each, a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Shares”). The dividend is payable to holders of record as of the close of business on February 20, 2017 (the “Record Date”).
The following is a summary description of the Rights. This summary is intended to provide a general description only and is subject to the detailed terms and conditions of the Rights Agreement, dated as of February 8, 2017 (the “Original Rights Agreement”), and as amended and restated as of March 14, 2017 (the “Rights Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”).
1.Issuance of Rights

Each holder of Common Shares as of the Record Date will receive a dividend of one Right per Common Share. One Right will also be issued together with each Common Share issued by the Company after the Record Date and prior to the Distribution Date (as defined in Section 2 below), and in certain circumstances, after the Distribution Date. New certificates (or, if uncertificated, the book entry account that evidences record ownership of such shares) for Common Shares issued after the Record Date will contain a notation incorporating the Rights Agreement by reference.
Until the Distribution Date:
•the Rights will not be exercisable;

•
the Rights will be evidenced by the certificates for Common Shares (or, if uncertificated, by the book entry account that evidences record ownership of such shares) and not by separate rights certificates; and

•	the Rights will be transferable by, and only in connection with, the transfer of Common Shares.
2.Distribution Date; Exercise of Rights; Beneficial Ownership

The Rights are not exercisable until the Distribution Date. As of and after the Distribution Date, the Rights will separate from the Common Shares and each Right will become exercisable to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (each whole share, a “Preferred Share”) at a purchase price of $90.00 (such purchase price, as may be adjusted, the “Purchase Price”). This portion of a Preferred Share would give the holder thereof approximately the same dividend, voting, and liquidation rights as would one Common Share.
The “Distribution Date” is the earlier of:

•
the close of business on the tenth (10th) business day (or such later date as may be determined from time to time by action of a majority of the Board prior to the Distribution Date that would otherwise have occurred) following the first date of public announcement that any person, together with such person’s Related Persons (as defined below) (other than the Company or certain related entities), has become the beneficial owner of twenty percent (20%) or more of the then outstanding Common Shares other than as a result of repurchases of Common Shares by the Company, certain stock option or restricted stock grants by the Company or the exercise or conversion thereof, or certain inadvertent acquisitions (such person is an “Acquiring Person”) or that discloses information which reveals the existence of an Acquiring Person; provided, however, that stockholders who beneficially own twenty percent (20%) or more of the outstanding Common Shares as of the time of the first public announcement by the Company of the adoption of the Original Rights Agreement (including any shares beneficial ownership of which is acquired on the date of such announcement pursuant to orders placed prior to such announcement), will not be considered an Acquiring Person unless and until such stockholder or any of its Related Persons acquires beneficial ownership of any additional Common Shares, subject to certain exceptions (such date being the “Shares Acquisition Date”); and

•
the close of business on the tenth (10th) business day (or such later date as a majority of the Board shall determine prior to the occurrence of a Distribution Date) after the date of the commencement of, or first public announcement of the intent of any person (other than the Company or certain related entities) to commence (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), a tender or exchange offer that, if completed, would result in such person becoming an Acquiring Person provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer.

A person will be deemed to “beneficially own” any Common Shares if such person or any Related Person:

•	is considered a “beneficial owner” of the Common Shares under Rule 13d-3 of the General Rules and Regulations under the Exchange Act;

•
has the right to acquire the Common Shares, either immediately or in the future, pursuant to any agreement, arrangement, or understanding (other than a customary underwriting agreement relating to a bona fide public offering of the Common Shares) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise, except that a person will not be deemed to be a beneficial owner of (a) Common Shares tendered pursuant to a tender offer or exchange offer by or on behalf of such person or any affiliated or associated persons of such person until the tendered Common Shares are accepted for purchase or exchange, (b) securities issuable upon exercise of a Right before the occurrence of a Triggering Event (as defined in Section 5 below), or (c) securities issuable upon exercise of a Right after the occurrence of a Triggering Event if the Rights are originally issued Rights or were issued in connection with an adjustment to originally issued Rights;

•
has the right to vote or dispose of the Common Shares pursuant to any agreement, arrangement, or understanding (other than a right to vote arising from the granting of a revocable proxy or consent that is not also then reportable on a Schedule 13D); or

•
has an agreement, arrangement, or understanding with another person who beneficially owns Common Shares and the agreement, arrangement, or understanding is for the purpose of acquiring, holding, voting, or disposing of any securities of the Company (other than customary underwriting agreements relating to a bona fide public offering of Common Shares or a right to vote arising from the granting of a revocable proxy or consent that is not also then reportable on a Schedule 13D).

For purposes of the Rights Agreement, a “Related Person” means, as to any person, any Affiliates or Associates of such person, and any other person with whom such person or such person’s Affiliates or Associates is Acting in Concert (or any Affiliate or Associate of such other person). For purposes of the Rights Agreement, “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.
A Person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) at any time after the first public announcement of the adoption of the Rights Agreement, in concert or in parallel with such other person, or towards a common goal with such other person, relating to changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (i) each person is conscious of the other person’s conduct and this awareness is an element in their respective decision-making processes and (ii) at least one additional factor supports a determination by the Company’s Board of Directors that such persons intended to act in concert or in parallel, which additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided that the additional factor required shall not include actions by an officer or director of the Company acting in such capacities. A person who is Acting in Concert with another person shall also be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person. No person shall be deemed to be Acting in Concert with another person solely as a result of (i) making or receiving a solicitation of, or granting or receiving, revocable proxies or consents given in response to a public proxy or consent solicitation made to more than 10 holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act, or (ii) soliciting or being solicited for tenders of, or tendering or receiving tenders of, securities in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO.

Certain synthetic interests in securities created by derivative positions - whether or not such interests are considered to be ownership of the underlying Common Shares or are reportable for purposes of Regulation 13D of the Securities Exchange Act - are treated as beneficial ownership of the number of Common Shares specified in the documentation evidencing the derivative position as being subject to being acquired upon the exercise or settlement of the derivative position or as the basis upon which the value or settlement amount of such derivative position is to be calculated in whole or in part.
3.Issuance of Rights Certificates

As soon as practicable after the Distribution Date, the Rights Agent will mail rights certificates to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, the separate rights certificates alone will evidence the Rights.
4.Expiration of Rights

The Rights will expire on the earliest of (a) 5:00 p.m., New York City time, on February 7, 2018, (b) the time at which the Rights are redeemed (as described in Section 7 below), and (c) the time at which the Rights are exchanged in full (as described in Section 8 below).
5.Change of Exercise of Rights Following Certain Events

The following described events are referred to as “Triggering Events.”
(a)“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, other securities, cash, or other assets of the Company) having a value equal to two times the Purchase Price. Notwithstanding the foregoing, following the occurrence of a person becoming an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or by certain related parties) will be null and void. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the Rights are no longer redeemable by the Company as set forth in Section 6 below.

(b)“Flip-Over” Events. In the event that, at any time after a person has become an Acquiring Person, (i) the Company engages in a merger or other business combination transaction in which the Company is not the continuing or surviving corporation or other entity, (ii) the Company engages in a merger or other business combination transaction in which the Company is the continuing or surviving corporation and the Common Shares of the Company are changed or exchanged, or (iii) fifty percent (50%) or more of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights that have previously become null and void as set forth above) shall thereafter have the right to receive, upon exercise, common shares of the acquiring company having a value equal to two times the Purchase Price.

6.Qualifying Offer

If the Company receives a “Qualifying Offer” (as defined in the Rights Agreement) that has not been terminated and continues to be a Qualifying Offer for the period hereinafter described and the Board has not redeemed the outstanding Rights, exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting for stockholders to vote on whether to exempt the Qualifying Offer from the terms of the Rights Agreement within ninety (90) business days following the commencement of such Qualifying Offer, and if, within ninety (90) to one hundred twenty (120) business days following commencement of such Qualifying Offer, the Company receives a notice in compliance with the Rights Agreement from holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Shares (excluding shares beneficially owned by the offeror and its Affiliates and Associates) requesting a special meeting of the Company’s stockholders to vote on a resolution to exempt the Qualifying Offer (the “Qualifying Offer Resolution”) from the terms of the Rights Agreement, then the Board must call and hold such a special meeting (the “Special Meeting”) by the ninetieth (90th) business day following receipt of the stockholder notice (the “Outside Meeting Date”).
If prior to holding a vote on the Qualifying Offer Resolution at the Special Meeting, the Company enters into an agreement conditioned on the approval by holders of a majority of the outstanding Common Shares with respect to a share exchange, one-step merger, tender offer and back-end merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than fifty percent (50%) of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board of Directors so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

If the Board does not hold the Special Meeting by the Outside Meeting Date to vote on the exemption of the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the Outside Meeting Date. If the Board does hold a Special Meeting and stockholders vote at such meeting in favor of exempting the Qualifying Offer from the terms of the Rights Agreement, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the votes are certified as official by the inspector of elections.
 A “Qualifying Offer,” in summary terms, is an offer determined by a majority of the independent members of the Board (as such independence is determined by the Board in accordance with the listing rules of the New York Stock Exchange) to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

•
is a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding Common Shares (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer);

•
is an offer whose per share offer price and consideration represent a reasonable premium over the highest reported per share market price of the Common Shares of in the immediately preceding twenty four (24) months immediately preceding the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five (5) trading days immediately preceding and the five (5) trading days immediately following the date on which the offer is commenced;

•
is an offer that, within twenty (20) business days after the commencement date of the offer (or within ten (10) business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Shares is either inadequate or unfair;

•
is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

•
is an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) business days and, if a Special Meeting is duly requested by stockholders in accordance with the terms of the Rights Agreement, for at least ten (10) business days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) business days following receipt of the Special Meeting notice delivered in accordance with the Rights Agreement, for at least ten (10) business days following such ninety (90) business day period;

•
an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•
an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any;

•
an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms of the Rights Agreement); and

•	an offer that is otherwise in the best interests of the Company and its stockholders.

As discussed in the Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualifying Offer provision in the Rights Agreement, the Board reserves the right to reject any Qualifying Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualifying Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.
7.Redemption

At any time until ten (10) business days following the Shares Acquisition Date (as defined in Section 2 above), the Board may direct the Company to redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Shares, or other consideration deemed appropriate by the Board). Immediately upon the action of the Board directing the Company to redeem the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.
8.Exchange of Rights

At any time after a person becomes an Acquiring Person but before such person acquires beneficial ownership of fifty percent (50%) or more of the outstanding Common Shares, the Board may direct the Company to exchange the Rights (other than Rights owned by such person or certain related parties, which will have become null and void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The Company may substitute Preferred Shares (or shares of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) for Common Shares at an initial rate of one one-thousandth of a Preferred Share (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) per Common Share. Immediately upon the action of the Board directing the Company to exchange the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the number of Common Shares (or one one-thousandth of a Preferred Share or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) equal to the number of Rights held by such holder multiplied by the exchange ratio.
9.Adjustments to Prevent Dilution; Fractional Shares

The Board may adjust the Purchase Price, the number of Preferred Shares or other securities or assets issuable upon exercise of a Right, and the number of Rights outstanding to prevent dilution that may occur (a) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Preferred Shares, (b) in the event of a stock dividend on, or a subdivision or combination of, the Common Shares, (c) if holders of the Preferred Shares are granted certain rights, options, or warrants to subscribe for Preferred Shares or convertible securities at less than the current market price of the Preferred Shares, or (d) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends) or of subscription rights or warrants (other than those referred to above).
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Preferred Shares will be issued (other than fractions that are integral multiples of one one-thousandth of a Preferred Share), and in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.
10.No Stockholder Rights Prior to Exercise; Tax Considerations

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances then existing, recognize taxable income in the event that the Rights become exercisable for Common Shares (or other consideration) of the Company or for common shares of the acquiring company or in the event of the redemption of the Rights as set forth in Section 6 above.

11.Amendment of Rights Agreement

The Company (by action of the Board) may supplement or amend any provision of the Rights Agreement in order to (a) cure any ambiguity, (b) correct or supplement any provision contained in the Rights Agreement that may be defective or inconsistent with other provisions of the Rights Agreement, (c) shorten or lengthen any time period under the Rights Agreement, or (d) make any other provisions with respect to the Rights that the Company deems necessary or desirable; provided, however, that no supplement or amendment made after the time any person becomes an Acquiring Person may adversely affect the interests of the registered holders of rights certificates (other than an Acquiring Person or any affiliated or associated person of an Acquiring Person or certain of their transferees). Without limiting the foregoing, the Company may at any time before any person becomes an Acquiring Person amend the Rights Agreement to make the provisions of the Rights Agreement inapplicable to a particular transaction by which a person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of the Rights Agreement as they may apply with respect to any such provision.
12.Availability of Rights Agreement

The Company has filed a copy of the Rights Agreement with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K and as an exhibit to a Registration Statement on Form 8-A/A, each filed on March 15, 2017. In addition, a copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the complete text of the Rights Agreement.

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you may consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E20989-P84904 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TEMPUR SEALY INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Seven Directors

Nominees:

	For	Against	Abstain
1a. Evelyn S. Dilsaver	☐	☐	☐
1b. John A. Heil	☐	☐	☐
1c. Jon L. Luther	☐	☐	☐
1d. Usman S. Nabi	☐	☐	☐
1e. Richard W. Neu	☐	☐	☐
1f. Scott L. Thompson	☐	☐	☐
1g. Robert B. Trussell, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2017;	☐	☐	☐
3. APPROVAL OF THE AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN;	☐	☐	☐
4. RATIFICATION OF THE AMENDED AND RESTATED RIGHTS AGREEMENT;	☐	☐	☐
5. ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS; AND	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

The Board of Directors recommends you vote 1 Year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
6. ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION VOTES.	☐	☐	☐	☐

NOTE: This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by Internet, phone or giving written notice of such revocation to the Corporate Secretary of Tempur Sealy International, Inc. prior to the meeting or by filing with the Corporate Secretary of Tempur Sealy International, Inc. prior to the meeting a later-dated proxy. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any adjournment or postponement thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Corporate Secretary of Tempur Sealy International, Inc. on a form provided at the Annual Meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Tempur Sealy International, Inc. called for May 11, 2017 and the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2016 prior to the signing of this proxy.

Please sign exactly as name appears on this proxy. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership or LLC, please sign in firm name by authorized partner or member.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E20990-P84904

PROXY CARD

TEMPUR SEALY INTERNATIONAL, INC.
PROXY FOR 2017 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of TEMPUR SEALY INTERNATIONAL, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 27, 2017, and hereby appoints Barry Hytinen and Joseph Kamer, each of them, jointly and severally, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2017 Annual Meeting of Stockholders of Tempur Sealy International, Inc. to be held at 8:30 A.M. local time, on May 11, 2017, at the Griffin Gate Marriott, 1800 Newtown Pike, Lexington, Kentucky 40511 and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if personally present, on the matters set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the Annual Meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Corporate Secretary of Tempur Sealy International, Inc. prior to the meeting or by filing with the Corporate Secretary of Tempur Sealy International, Inc. prior to the meeting a later-dated proxy. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Corporate Secretary of Tempur Sealy International, Inc. on a form provided at the Annual Meeting. The undersiigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Tempur Sealy International, Inc. called for May 11, 2017 and the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2016 prior to the signing of this proxy.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, FOR THE APPROVAL OF THE AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN, FOR THE APPROVAL OF THE AMENDED AND RESTATED RIGHTS AGREEMENT, FOR THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION, FOR 1 YEAR ON THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION VOTES, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(IMPORTANT - PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE OF THIS CARD)

Continued and to be signed on reverse side

V1.1

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 11, 2017.

TEMPUR SEALY INTERNATIONAL, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 15, 2017
Date: May 11, 2017 **Time:** 8:30 AM Local Time
Location: Griffin Gate Marriott
1800 Newtown Pike
Lexington, KY 40511

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E21000-P84904

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E21001-P84904

Voting Items

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Seven Directors

   Nominees:

   1a. Evelyn S. Dilsaver

   1b. John A. Heil

   1c. Jon L. Luther

   1d. Usman S. Nabi

   1e. Richard W. Neu

   1f. Scott L. Thompson

   1g. Robert B. Trussell, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

4. RATIFICATION OF THE AMENDED AND RESTATED RIGHTS AGREEMENT;

The Board of Directors recommends you vote 1 Year on the following proposal:

E21002-P84904